Exhibit 10.1

                                                               EXECUTION COPY


 _____________________________________________________________________________




                                CREDIT AGREEMENT

                           Dated as of July 21, 2005

                                     Among

                     ALLEGHENY ENERGY SUPPLY COMPANY, LLC,

             THE OTHER PERSONS REFERRED TO HEREIN AS LOAN PARTIES,

                              EACH OF THE LENDERS,

                         CITICORP NORTH AMERICA, INC.,

                            as Administrative Agent,

                                      and

                                CITIBANK, N.A.,

                  as Collateral Agent and Intercreditor Agent

   _______________________________________________________________________



 _________________________________________________________________________________________________________
|                                 |                                |                                      |
|  CITIGROUP GLOBAL MARKETS INC., | BANC OF AMERICA SECURITIES LLC,| CREDIT SUISSE, CAYMAN ISLANDS BRANCH,|
| Sole Lead Arranger and Joint    |     Syndication Agent and      |    Documentation Agent and Joint     |
|         Book Runner             |       Joint Book Runner        |              Book Runner             |
|_________________________________|________________________________|______________________________________|


                               TABLE OF CONTENTS
                                                                                                Page

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

Section 1.01      Definitions......................................................................2

Section 1.02      Principles of Interpretation....................................................35

Section 1.03      Determination of Material Adverse Change and Material Adverse Effect, Etc.......37


                                   ARTICLE II
                             ADVANCES AND PAYMENTS

Section 2.01      The Borrowings..................................................................37

Section 2.02      Making the Borrowings...........................................................37

Section 2.03      Interest Elections..............................................................39

Section 2.04      Termination or Reduction of Commitments.........................................40

                  (a)      Mandatory..............................................................40
                  (b)      Optional...............................................................40

Section 2.05      Repayment of Advances...........................................................40

Section 2.06      Prepayments.....................................................................41

                  (a)      Optional...............................................................41
                  (b)      Mandatory..............................................................42
                  (c)      Application of Prepayment Amounts......................................43
                  (d)      Prepayments Generally..................................................44

Section 2.07      Interest........................................................................44

                  (a)      Scheduled Interest.....................................................44
                  (b)      Default Interest.......................................................45
                  (c)      Notice of Interest Period and Interest Rate............................45

Section 2.08      Fees............................................................................45

Section 2.09      Payments Generally; Pro Rata Treatment..........................................45

Section 2.10      Illegality......................................................................47

Section 2.11      Increased Costs.................................................................48

Section 2.12      Taxes...........................................................................49

Section 2.13      Evidence of Debt................................................................52

Section 2.14      Request for Commitments.........................................................52

Section 2.15      Use of Proceeds.................................................................54


                                  ARTICLE III
                          CONDITIONS OF EFFECTIVENESS

Section 3.01      Conditions Precedent to Closing Date............................................55

Section 3.02      Conditions Precedent to Second Draw Date........................................60

Section 3.03      Determinations Under Section 3.01 and Section 3.02..............................61


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

Section 4.01      Representations and Warranties of the Borrower..................................61

Section 4.02      Representations and Warranties of the Other Loan Parties........................68


                                   ARTICLE V
                                   COVENANTS

Section 5.01      Affirmative Covenants of the Borrower...........................................70

                  (a)      Compliance with Laws...................................................70
                  (b)      Compliance with Environmental Laws.....................................70
                  (c)      Governmental Approvals.................................................70
                  (d)      Payment of Taxes, Etc..................................................70
                  (e)      Insurance..............................................................71
                  (f)      Preservation of Corporate Existence, Etc...............................71
                  (g)      Visitation Rights......................................................71
                  (h)      Keeping of Books.......................................................71
                  (i)      Maintenance of Properties, Etc.........................................71
                  (j)      Transactions with Affiliates...........................................71
                  (k)      Further Assurances.....................................................72
                  (l)      Preparation of Environmental Reports...................................72
                  (m)      Compliance with Terms of Leaseholds....................................73
                  (n)      Performance of Material Contracts......................................73
                  (o)      Subsidiaries...........................................................73
                  (p)      Real Property..........................................................74
                  (q)      Taxes..................................................................75
                  (r)      Stamp Duties, Etc......................................................76
                  (s)      Use of Proceeds........................................................76

Section 5.02      Negative Covenants of the Borrower..............................................76

                  (a)      Liens, Etc.............................................................76
                  (b)      Debt...................................................................78
                  (c)      Change in Nature of Business...........................................81
                  (d)      Mergers, Etc...........................................................81
                  (e)      Sales, Etc., of Assets.................................................82
                  (f)      Investments in Other Persons...........................................85
                  (g)      Restricted Payments....................................................87
                  (h)      Payment Restrictions Affecting the Borrower and its Subsidiaries.......88
                  (i)      Sale-Leaseback Obligations.............................................89
                  (j)      Accounting Changes.....................................................89
                  (k)      Prepayments, Etc., of Debt.............................................89
                  (l)      Amendment, Etc., of Material Contracts.................................90
                  (m)      Speculative Transactions...............................................90
                  (n)      Capital Expenditures...................................................90
                  (o)      Compliance with ERISA..................................................91
                  (p)      Formation of Subsidiaries..............................................91

Section 5.03      Financial Covenants of the Borrower.............................................91

                  (a)      Interest Coverage Ratio................................................91
                  (b)      Leverage Ratio.........................................................92

Section 5.04      Reporting Covenants of the Borrower.............................................93

                  (a)      Default Notices........................................................93
                  (b)      Annual Financials......................................................93
                  (c)      Quarterly Financials...................................................94
                  (d)      Budget.................................................................94
                  (e)      Litigation.............................................................94
                  (f)      ERISA..................................................................95
                  (g)      Environmental Conditions...............................................95
                  (h)      Real Property..........................................................95
                  (i)      Insurance..............................................................95
                  (j)      Other Information......................................................96
                  (k)      Emissions Credits......................................................96

                                   ARTICLE VI
                               EVENTS OF DEFAULT

Section 6.01      Events of Default...............................................................97

Section 6.02      Actions Following an Event of Default...........................................99

Section 6.03      Default Interest...............................................................100


                                  ARTICLE VII
                            REMEDIES AND ENFORCEMENT

Section 7.01      Procedures Following an Event of Default Prior to the Second Draw Date.........100


                                  ARTICLE VIII
                                   THE AGENTS

Section 8.01      Authorization and Action.......................................................102

Section 8.02      Reliance.......................................................................102

Section 8.03      CNAI, CGMI, BofA, CSCI, Citibank and Affiliates................................103

Section 8.04      Lender Credit Decision.........................................................103

Section 8.05      Indemnification................................................................103

Section 8.06      Successor Administrative Agent.................................................104

Section 8.07      Liability......................................................................104

Section 8.08      Compensation of Agents.........................................................104

Section 8.09      Exculpatory Provisions.........................................................105

Section 8.10      Treatment of Lenders...........................................................105

Section 8.11      Miscellaneous..................................................................105

                  (a)      Instructions..........................................................105
                  (b)      No Obligation.........................................................105

Section 8.12      Arranger Parties...............................................................106


                                   ARTICLE IX
                                 MISCELLANEOUS

Section 9.01      Amendments, No Waiver..........................................................106

Section 9.02      Notices, Etc...................................................................108

Section 9.03      No Waiver, Remedies............................................................110

Section 9.04      Indemnity and Expenses.........................................................110

Section 9.05      Right of Set-off...............................................................111

Section 9.06      Binding Effect.................................................................112

Section 9.07      Assignments and Participations.................................................112

Section 9.08      Execution in Counterparts......................................................116

Section 9.09      Jurisdiction, Etc..............................................................116

Section 9.10      Governing Law..................................................................116

Section 9.11      Waiver of Jury Trial...........................................................116

Section 9.12      Confidentiality................................................................116

Section 9.13      Benefits of Agreement..........................................................118

Section 9.14      Severability...................................................................118

Section 9.15      Limitations....................................................................118

Section 9.16      Survival.......................................................................119

Section 9.17      USA Patriot Act Notice.........................................................119

SCHEDULES

Schedule I        -........Commitments and Applicable Lending Offices
Schedule 1.01(a)  -........Term Mortgages
Schedule 1.01(b)  -........Amended and Restated Mortgages
Schedule 1.01(c)  -........Controlled Accounts and Operating Accounts
Schedule 1.01(d)  -........Operating Agreements
Schedule 4.01(b)  -........Subsidiaries
Schedule 4.01(d)  -........Approvals and Filings
Schedule 4.01(f)  -........Disclosed Litigation
Schedule 4.01(g)  -........Disclosed Information
Schedule 4.01(n)  -........Certain Environmental Matters
Schedule 4.01(p)  -........Owned Real Property
Schedule 4.01(q)  -........Leased Real Property
Schedule 4.01(r)  -........Material Contract Defaults
Schedule 4.01(s)  -........Qualifying Obligations Constituting Surviving Debt
Schedule 4.01(t)  -........Existing Liens
Schedule 4.01(u)  -........Investments
Schedule 4.01(z)  -........Insurance
Schedule 5.01(j)  -........Affiliate Transactions

EXHIBITS

Exhibit A         -........Form of Assignment and Acceptance
Exhibit B         -........Form of Notice of Borrowing
Exhibit C         -........Form of Note
Exhibit D         -........Form of Assumption and Joinder Agreement
Exhibit E         -........Form of SIA Amendment
Exhibit F         -........Real Property Requirements
Exhibit G         -........Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
Exhibit H         -........Form of Opinion of Hunton & Williams LLP
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


                                CREDIT AGREEMENT

                  CREDIT AGREEMENT (this "Agreement") dated as of July 21, 2005 made by and among:

                  ALLEGHENY ENERGY SUPPLY COMPANY, LLC, a Delaware limited liability company (the "Borrower");

                  Each of the Persons (as hereinafter defined) (other than the Borrower) listed on the signature pages hereto as a "Loan Party" (the Borrower and the Persons so listed being, collectively, the "Loan Parties");

                  Each of the institutions listed on the signature pages hereto as an "Initial Lender" (the "Initial Lenders") and each other Lender (as hereinafter defined);

                  CITICORP NORTH AMERICA, INC. ("CNAI"), not in its individual capacity except as expressly set forth herein but solely as administrative agent for the Lenders (together with any successor administrative agent appointed pursuant to Section 8.06 of this Agreement, the "Administrative
Agent"); and

                  CITIBANK, N.A. ("Citibank"), not in its individual capacity except as expressly set forth herein but solely as (a) collateral agent under the Security Agreement (as hereinafter defined) (together with any successor collateral agent appointed pursuant to Article VII of the Security Agreement, the "Collateral Agent") and (b) intercreditor agent (together with any successor intercreditor agent appointed pursuant to Article VII of the Security
Agreement, the "Intercreditor Agent") for the Secured Parties (as hereinafter defined).

                             PRELIMINARY STATEMENTS

                  (1) The Borrower is indebted to certain banks and financial institutions (the "Existing Lenders") pursuant to that certain
Amended and Restated Credit Agreement, dated as of February 21, 2003, as amended and restated in its entirety on March 8, 2004 and as further amended and restated in its entirety on October 28, 2004 (as amended through the date hereof, the "Existing Credit Agreement"), among the Borrower, the other persons referred to therein as loan parties, the financial institutions party thereto as lenders, CNAI, as administrative agent, and Citibank, as collateral agent and intercreditor agent.

                  (2) The Borrower has requested that the Initial Lenders establish a senior secured term credit facility in the aggregate amount of $1,069,000,000 in favor of the Borrower, and the Initial Lenders have indicated their willingness to provide such financing to the Borrower on the terms and conditions set forth in this Agreement and the other Financing Documents (as hereinafter defined).

                  (3) The proceeds of the Facility (as hereinafter defined) shall be used (a) on the Closing Date (as hereinafter defined), to refinance the aggregate principal amount outstanding under the Existing Credit
Agreement and (b) on the Second Draw Date (as hereinafter defined), to refinance the aggregate principal amount outstanding under the Senior Secured
Notes (as hereinafter defined).

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I
                         DEFINITIONS AND INTERPRETATION

                  Section 1.01 Definitions. As used in this Agreement, unless otherwise indicated the following terms shall have the following meanings:

                  "1940 Act" means the Investment Company Act of 1940, as amended.

                  "Acceleration Notice" has the meaning specified in Section
         7.01(a)(2).

                  "Accepting Lender" has the meaning specified in Section
         2.06(c)(iii).

                  "Accession Agreement" has the meaning specified in the Security Agreement.

                  "Account Control Agreement" has the meaning set forth in the Security Agreement.

                  "Acquired Material Property" has the meaning specified in
         Section 5.04(h).

                  "Act" has the meaning specified in Section 9.17.

                  "Additional Loan Party" has the meaning specified in Section
         5.01(o)(ii).

                  "Administrative Agent" has the meaning specified in the recital of the parties to this Agreement.

                  "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with Citibank, N.A. at its office at 399 Park Avenue, New York, New York
         (ABA No. 021000089), Account No. 36852248, Reference: Allegheny Energy
         Supply Company, LLC Term C Facility, or such other account as the Administrative Agent shall specify in writing to the Lenders.

                  "Advance" has the meaning specified in Section 2.01.

                  "Advances Prepayment Amount" has the meaning specified in
         Section 2.06(c)(i).

                  "AES Gleason" means Allegheny Energy Supply Gleason
         Generating Facility, LLC.

                  "AES Wheatland" means Allegheny Energy Supply Wheatland
         Generating Facility, LLC.

                  "AESC Hunlock Creek" means Allegheny Energy Supply Company
         Hunlock Creek, LLC.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.
         For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

                  "Affiliate Energy Contracts" means, collectively, (a) the
         Power Sales Agreement between PEC and the Borrower for Maryland dated
         January 1, 2001, as supplemented by the Memorandum of the Operating
         Committee dated October 1, 2001, Amendment No. 1 to the Memorandum of the Operating Committee effective January 1, 2002, Amendment No. 2 to the Memorandum of the Operating Committee effective January 1, 2003,
         Amendment No. 3 to the Memorandum of the Operating Committee effective
         January 1, 2004, Amendment No. 4 to the Memorandum of the Operating
         Committee effective August 1, 2004 and Amendment No. 5 to the
         Memorandum of the Operating Committee, dated January 1, 2005; (b) the
         Power Sales Agreement between PEC and the Borrower for Virginia dated
         January 1, 2001, as supplemented by the Memorandum of the Operating
         Committee dated October 1, 2001, Amendment No. 1 to the Memorandum of the Operating Committee effective January 1, 2002, Amendment No. 2 to the Memorandum of the Operating Committee effective January 1, 2003,
         Amendment No. 3 to the Memorandum of the Operating Committee effective
         January 1, 2004 and Amendment No. 4 to the Memorandum of the Operating
         Committee effective August 1, 2004; (c) the Facilities Lease Agreement between PEC and the Borrower for West Virginia dated August 1, 2000, the Lease Agreement extension dated March 14, 2003, and the Service
         Agreement between PEC and the Borrower for West Virginia dated August
         1, 2000; (d) the Power Sales Agreement between WPPC and the Borrower for Pennsylvania dated January 1, 2001, as supplemented by the Memorandum of the Operating Committee dated August 1, 2001, Amendment
         No. 1 to the Memorandum of the Operating Committee effective January
         1, 2002, Amendment No. 2 to the Memorandum of the Operating Committee effective January 1, 2003, Amendment No. 3 to the Memorandum of the
         Operating Committee effective January 1, 2004, Amendment No. 4 to the
         Memorandum of the Operating Committee effective August 1, 2004 and
         Amendment No. 5 to the Memorandum of the Operating Committee, dated
         October 1, 2005; (e) the Facilities Lease Agreement between MPC and the Borrower for Ohio dated June 1, 2001; and (f) the Power Sales
         Agreement between MPC and the Borrower for Ohio dated June 1, 2001, as supplemented by the Memorandum of the Operating Committee dated August
         1, 2001, Amendment No. 1 to the Memorandum of the Operating Committee effective January 1, 2002, Amendment No. 2 to the Memorandum of the
         Operating Committee effective January 1, 2003, Amendment No. 3 to the
         Memorandum of the Operating Committee effective January 1, 2004,
         Amendment No. 4 to the Memorandum of the Operating Committee effective
         August 1, 2004 and Amendment No. 5 to the Memorandum of the Operating
         Committee, dated January 1, 2005.

                  "Affiliate Subordination Terms" means, with respect to any Debt or other Obligations owed by the Borrower or any of its Subsidiaries to any Affiliate thereof, that such Debt is either (a) subject to the terms set forth in Section 9.03 of the Security
         Agreement or (b) subject to an agreement which subordinates such Debt to the Obligations owed in respect of the Advances on identical terms to those set forth in Section 9.03 of the Security Agreement.

                  "AGC" means Allegheny Generating Company, a Virginia corporation.

                  "Agent Parties" has the meaning specified in Section 9.02(d).

                  "Agents" means the Administrative Agent, the Intercreditor
         Agent and the Collateral Agent.

                  "Agreement" has the meaning specified in the recital of the parties to this Agreement.

                  "Agreement Value" means, for each Hedge Agreement, on any date of determination, an amount determined by the Borrower in good faith equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (as defined in the definition of a "Hedge Agreement"), the amount, if any, that would be payable by the Borrower or any of its Subsidiaries to its counterparty to such Hedge
         Agreement pursuant to the terms of such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) the Borrower or such Subsidiary was the sole
         "Affected Party", and (iii) the Borrower or such Subsidiary was the sole party determining such payment amount (with the Borrower making such determination pursuant to the provisions of the Master Agreement or the Hedge Agreement (whichever is applicable)); or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement (after any netting permitted pursuant to the terms of such Hedge Agreement (including any netting across different Hedge
         Agreements and Master Agreements to the extent permitted by contract)) to the Borrower or any of its Subsidiaries party to such Hedge
         Agreement, if any, determined by the Borrower in good faith based on the settlement price of such Hedge Agreement on such date of determination, or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge
         Agreement (after any netting permitted pursuant to the terms of such Hedge Agreement (including any netting across different Hedge
         Agreements and Master Agreements to the extent permitted by contract)) to the Borrower or any of its Subsidiaries party to such Hedge
         Agreement, if any, as determined by the Borrower in good faith in accordance with the terms of such Hedge Agreement or, if such Hedge
         Agreement does not provide a methodology for such determination, the amount, if any, by which (i) the present value of the future cash flows to be paid by the Borrower or any of its Subsidiaries party thereto, as the case may be, exceeds (ii) the present value of the future cash flows to be received by the Borrower or such Subsidiary, as the case may be, pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

                  "ALTA Survey" means a fully paid American Land Title
         Association/American Congress on Surveying and Mapping form survey.

                  "Amended and Restated Mortgages" means the deeds of trust, trust deeds and mortgages set forth on Schedule 1.01(b).

                  "Amendment Fee" means any fee offered, paid or payable to any Lender by the Borrower or any Affiliate of the Borrower (whether directly or through any Agent or any other Person) in consideration for any waiver of, or agreement to amend or modify any provision of, any of the Financing Documents.

                  "Applicable Law" means, with respect to any Person, any and all laws, statutes, regulations, rules, orders, injunctions, decrees, writs, determinations, awards and judgments issued by any Governmental
         Authority applicable to such Person, including all Environmental Laws.

                  "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base
         Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                  "Applicable Margin" means 0.75% per annum for Base Rate
         Advances and 1.75% per annum for Eurodollar Rate Advances; provided that if at any time the Borrower's Senior Secured Debt Rating from (i)
         S&P shall be "BB" or higher and Moody's shall be "Ba1" or higher, or
         (ii) S&P shall be "BB+" or higher and Moody's shall be "Ba2" or higher, "Applicable Margin" shall mean 0.50% per annum for Base Rate
         Advances and 1.50% per annum for Eurodollar Rate Advances.

                  "Approved Fund" means a Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) a Person or an Affiliate of a Person that administers or manages a Lender.

                  "Armstrong Facility" means the Armstrong generating facility located near Adrian, Pennsylvania in Armstrong County, Pennsylvania and owned by the Borrower.

                  "Arranger Parties" means Citigroup Global Markets Inc.
         ("CGMI"), as Lead Arranger and Joint Book Runner, Banc of America
         Securities LLC ("BofA"), as Syndication Agent and Joint Book Runner, and Credit Suisse, Cayman Islands Branch ("CSCI"), as Documentation
         Agent and Joint Book Runner.

                  "Asset Sale" means any Sale of any Asset (including, without limitation, Emissions Credits) by the Borrower or any of its Subsidiaries to any Person other than the Borrower or any of its Subsidiaries, other than (a) Sales of Emission Credits in the ordinary course of business to the extent that the Net Cash Proceeds received by the Borrower and its Subsidiaries therefrom are less than or equal to $40,000,000 in the aggregate in any fiscal year of the Borrower and such Sale does not contravene the terms of Section 5.02(e)(ii) and (b)
         Sales pursuant to clause (i), (iii), (iv), (vii), (viii), (ix), (x),
         (xi) or (xii) of Section 5.02(e).

                  "Assets" means, with respect to any Person, all or any part of its business, property, rights, interests and assets, both tangible and intangible (including Equity Interests in any Person), wherever situated.

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in accordance with Section 9.07 and in substantially the form of Exhibit A.

                  "Assumption and Joinder Agreement" means an assumption and joinder agreement executed by any Subsidiary of the Borrower pursuant to Section 5.01(o) and in substantially the form of Exhibit D.

                  "AYE Money Pool" means the internal financing facility of the Parent and certain of its Subsidiaries in which the excess funds of certain participants are used to satisfy the short-term borrowing needs of other participants.

                  "Authorized Signatory" means, with respect to any Person, the individual, or any of the individuals, authorized to sign any Financing Document, as well as any other agreements, to which such Person is or is to be a party and give written instructions on behalf of such Person with regard to any matters pertaining to any Financing
         Document to which such Person is or is to be a party (as identified on an incumbency certificate submitted to the Administrative Agent and the Collateral Agent from time to time prior to the receipt of any instructions from such Authorized Signatory).

                   "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

                           (a) the rate of interest announced publicly by
                  Citibank in New York, New York, from time to time, as Citibank's base rate; and

                           (b) the Federal Funds Rate plus 0.5%.

                  "Base Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(i).

                  "Bingamon Creek Property" means the 34-acre property located in Harrison County, West Virginia and owned by the Borrower and MPC, but excluding any related personal property the creation, granting or perfection of a Lien upon or in which is governed by the UCC.

                  "BofA" has the meaning specified in the definition of the term "Arranger Parties".

                  "Bond Instruments" means (a) the Existing Indentures, (b) the
         Indenture dated as of December 1, 1986 between AGC, as issuer, and U.S. Bank Trust, National Association (successor trustee to Morgan
         Guaranty Trust Company of New York), as trustee and (c) the Pollution
         Control Bond Indentures.

                  "Borrower" has the meaning specified in the recital of parties to this Agreement.

                  "Borrower's Account" means the account of the Borrower specified by the Borrower in writing to the Administrative Agent from time to time.

                  "Borrowing" means a borrowing consisting of simultaneous
         Advances of the same Type, made by the Lenders.

                  "Buffalo Reserve Project" means the development of property and mineral rights in Washington County, Commonwealth of Pennsylvania, including (a) the formation of a legal entity to pursue the development of such property and mineral rights, and (b) the entering into operating agreements, joint venture agreements, partnership agreements, working interests, royalty interests, mineral leases, processing agreements, contracts for sale, transportation or exchange agreements, unitization agreements, pooling agreements, area of mutual interest agreements, production sharing agreements or other similar or customary agreements, transactions, interests or arrangements, and Investments and expenditures in connection with the development of such property and mineral rights.

                  "Business Day" means a day of the year on which banks are not required or not authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "Capital Expenditures" means, for any Person for any period, the sum of, without duplication, all expenditures made, directly or indirectly, by such Person during such period (whether financed by cash or by Debt (including Obligations under Capitalized Leases) assumed or incurred to fund, directly or indirectly, such expenditures) for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a balance sheet of such Person. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent of the excess (if any) of the gross amount of such purchase price over the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

                  "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

                  "Cash Equivalents" means any of the following, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens other than Liens created under the Collateral Documents and, except in the case of clause (d) below, having a maturity of not greater than one year from the date of issuance thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) certificates of deposit, time deposits, eurodollar deposits and bankers acceptances with any commercial bank that is an Agent or Lender or a member of the Federal
         Reserve System, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least
         $500,000,000; provided that the aggregate principal amount of certificates of deposit, time deposits, eurodollar time deposits and bankers acceptances of any one bank shall not exceed $50,000,000 at any one time, (c) commercial paper in an aggregate amount of no more than $50,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P, or (d) with respect to any Pledged Account, Controlled Account or Operating Account, investments in any mutual fund the sole investments of which are the cash equivalents identified in clauses (a) through (c) above (but with a remaining maturity of not greater than 13 months while being held by the applicable mutual fund) or (e) repurchase obligations for any of the cash equivalents identified in clause (a) above.

                  "CERCLA" means the Comprehensive Environmental Response,
         Compensation and Liability Act of 1980, as amended from time to time.

                  "CERCLIS" means the Comprehensive Environmental Response,
         Compensation and Liability Information System maintained by the U.S.
         Environmental Protection Agency.

                  "CGMI" has the meaning specified in the definition of the term "Arranger Parties".

                  "Change of Control" means the occurrence of any of the following: (a) the Parent shall cease to own all issued and outstanding Equity Interests in the Borrower other than the ML
         Interests; (b) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule
         13d-3 of the Securities and Exchange Commission under the Securities
         Exchange Act of 1934), directly or indirectly, of Voting Interests of the Parent (or other securities convertible into such Voting
         Interests) representing 40% or more of the combined voting power of all Voting Interests of the Parent; (c) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Parent (the "Original Directors") shall cease for any reason to constitute a majority of the board of directors of the Parent (unless replaced by individuals nominated or proposed by the Original Directors); or (d) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Parent.

                  "Chief Financial Officer" of any Person means such Person's chief financial officer or such other natural person who is principally responsible for such Person's financial matters.

                  "Citibank" has the meaning specified in the recital of the parties to this Agreement.

                  "Closing Date" has the meaning specified in Section 3.01(a).

                  "Closing Date Transactions" has the meaning specified in
         Section 3.01(a)(xvi).

                  "CNAI" has the meaning specified in the recital of the parties to this Agreement.

                  "Collateral" has the meaning specified in the Security
         Agreement.

                  "Collateral Agent" has the meaning specified in the recital of the parties to this Agreement.

                  "Collateral Documents" means the Security Agreement, the SIA
         Amendment, the Mortgages, the Consents, the Account Control Agreements and any other agreement that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties or that acknowledges the creation of such a Lien.

                  "Commitment" means, with respect to any Lender at any time,
         (a) the amount set forth opposite such Lender's name on Schedule I under the caption "Commitment," or, (b) if such Lender has entered into one or more Assignment and Acceptances on or prior to such time, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(d) as such Lender's
         "Commitment", in each case, as such amount may be reduced at or prior to such time pursuant to Section 2.04 or 6.01.

                  "Commitment Effective Date" has the meaning specified in
         Section 2.14(b).

                  "Communications" has the meaning specified in Section
         9.02(b).

                  "Conemaugh" means Allegheny Energy Supply Conemaugh, LLC.

                  "Confidential Information" has the meaning specified in
         Section 9.12(a).

                  "Consents" has the meaning specified in the Security
         Agreement.

                  "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

                  "Consolidated EBITDA" means, for any period, Consolidated Net
         Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i)
         Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to minority interests and to depreciation and amortization for such period (including amortization of Debt issuance costs), (iv) any extraordinary or non-recurring non-cash charges (including the write-down of non-current assets) or any gains for such period, (v) any non-cash goodwill or other intangible asset impairment charges resulting from the application of Statement Number 142 or Statement
         Number 144 of the Financial Accounting Standards Board, (vi) any non-recurring expenses or non-cash charges incurred in connection with the Transactions and (vii) any non-cash compensation charges, including any such charges arising from stock options, restricted stock grants and other equity incentive programs; provided that to the extent that all or any portion of the net income of any Subsidiary of the Borrower or any other Person is excluded from Consolidated Net
         Income pursuant to the definition thereof for all or any portion of such period any amounts set forth in the preceding clauses (i) through
         (vii) that are attributable to such Subsidiary or other Person shall not be included for purposes of this clause (a) for such period or portion thereof, and minus (b) without duplication (i) all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Consolidated Net Income pursuant to clause (a) above after the Closing Date and (ii) to the extent included in determining such Consolidated Net Income, any extraordinary gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP;
         provided that for purposes of calculating Consolidated EBITDA for any period for purposes of the covenants set forth in Section 5.03, (A) the Consolidated EBITDA of any Investment made or Subsidiary acquired by the Borrower or any Subsidiary in accordance with the terms of this Agreement during such period for which aggregate consideration paid by the Borrower or any of its Subsidiaries shall be equal to or greater than $25,000,000 shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Debt in connection therewith occurred as of the first day of such period), and (B) the Consolidated EBITDA of any Person or line of business sold or otherwise disposed of by the Borrower or any of its Subsidiaries during such period for which the aggregate consideration received by the Borrower or any of its Subsidiaries shall be equal to or greater than $25,000,000 shall be excluded for such period (assuming the consummation of such sale or other disposition and the repayment of any Debt in connection therewith occurred as of the first day of such period).

                  "Consolidated First Lien Secured Debt" means, as of any date of determination and, without duplication, for the Borrower and its Subsidiaries on a Consolidated basis, the sum of the principal amount of all outstanding Debt for Borrowed Money owed by the Borrower and its Subsidiaries on such date which Debt is purported to be secured by a first priority Lien over any of the Assets of the Borrower or any of its Subsidiaries as of such date of determination, including, without limitation, the Secured Obligations and Obligations owed by the Borrower and its Subsidiaries under the Pollution Control Bonds.

                  "Consolidated Interest Expense" means, for any period, (a) the sum of, without duplication, (i) the interest expenses (including imputed interest expense in respect of Capitalized Leases) of the Borrower and its Subsidiaries for such period (including all commissions, discounts and other fees and charges owed by the Borrower and its Subsidiaries with respect to letters of credit and bankers' acceptance financing), net of interest income, in each case determined on a consolidated basis in accordance with GAAP, plus (ii) any interest accrued during such period in respect of Debt of the Borrower or any of its Subsidiaries that is required to be capitalized rather than included in consolidated interest expenses for such period in accordance with GAAP, minus (b) to the extent included in such consolidated interest expense for such period, amounts attributable to the amortization of financing costs and non-cash amounts attributable to the amortization of debt discounts. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Borrower or any of its Subsidiaries with respect to interest rate Hedge Agreements which are included as interest expense in accordance with GAAP.

                  "Consolidated Net Income" means, for any period, the net income or loss before cumulative effect in change of accounting principles of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not, as a result of any Subsidiary Debt Default, at the time permitted by operation of the terms of the agreement or other documents governing the Debt under which such Subsidiary Debt Default shall have occurred;
         provided that such income of such Subsidiary shall only be so excluded for that portion of such period during which the condition described in this clause (a) shall so exist; (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged or Consolidated with the Borrower or any Subsidiary on the date such Person's Assets are acquired by the Borrower or any Subsidiary; (c) the income or loss of any Person (other than a Subsidiary) in which any other Person (other than the Borrower or a wholly owned Subsidiary of the Borrower) has an interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or a wholly owned Subsidiary by such Person during such period; (d) any gains or losses attributable to sales of Assets out of the ordinary course of business; and (e) any gains or losses attributable to interest rate Hedge Agreements which are not included as interest expense in accordance with GAAP.

                  "Constituent Documents" means, with respect to any Person,
         (a) the articles or certificate of incorporation or other similar organizational document of such Person, (b) the by-laws or other similar document of such Person, (c) any certificate of designation or instrument relating to the rights of holders (including preferred shareholders) of Equity Interests in such Person and (d) any shareholder rights agreement or other similar agreement.

                  "Contest" means, with respect to the payment of Taxes or any other claims or liabilities by any Person, to contest the validity or amount thereof in good faith by appropriate proceedings timely instituted and diligently pursued within the applicable statutory period and in accordance with Applicable Law; provided that the following conditions are satisfied: (a) such Person has posted a bond or other security in accordance with Applicable Law (if required) or has established adequate reserves with respect to the contested items in accordance with, and to the extent required by, GAAP; (b) during the period of such contest, the enforcement of any contested item is effectively stayed; (c) neither such Person nor any of its officers, directors or employees nor any Secured Party or its respective officers, directors or employees is, or could reasonably be expected to become, subject to any criminal liability or sanction in connection with such contested items; and (d) no Lien relating to such contest attaches to any Assets of such Person and becomes enforceable against other creditors of such Person.

                  "Contingent Obligation" means, with respect to any Person, any Obligation or arrangement of such Person to guarantee or intended to guarantee any Debt, leases, dividends or other payment Obligations
         ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including (a) the direct or indirect guarantee, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the Obligation of a primary obligor, (b) the Obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement or (c) any Obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent
         Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "Continuation", "Continue" and "Continued" each refer to a continuation of Eurodollar Rate Advances upon the expiration of the Interest Period therefor as Eurodollar Rate Advances of the same or a different Interest Period pursuant to Section 2.03.

                  "Controlled Account" has the meaning specified in the Security Agreement.

                  "Conversion", "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.03, 2.10 or 2.11.

                  "Covered Taxes" has the meaning specified in Section 2.12(a).

                  "CSCI" has the meaning specified in the definition of the term "Arranger Parties".

                  "Deadlock Notice" has the meaning specified in Section
         7.01(a)(3).

                  "Debt" of any Person (the "obligor") means, without duplication, (a) all Obligations of such obligor for or in respect of moneys borrowed or raised (whether or not for cash by whatever means
         (including acceptances, deposits, discounting, letters of credit, factoring (other than on a non-recourse basis))), and any other form of financing which is recognized in accordance with GAAP in the obligor's financial statements as being in the nature of a borrowing or is treated as "off-balance" sheet financing; (b) all Obligations of the obligor evidenced by notes, bonds, debentures or other similar instruments issued in connection with accounts payable excluded pursuant to the parenthetical in clause (c) below; (c) all Obligations of the obligor for the deferred purchase price of property or services
         (other than accounts payable within 90 days of being incurred arising in the ordinary course of such obligor's business and not more than 90 days past due and not subject to a Contest); (d) all Obligations of such obligor under conditional sale or other title retention agreements relating to Assets acquired by such obligor (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all Obligations of such obligor under any securitization or monetization arrangement; (f) all Obligations of such obligor as lessee under Capitalized Leases; (g) all Obligations of the obligor, contingent or otherwise, of the obligor under acceptance, letter of credit or similar facilities other than as issued (i) in connection with Obligations excluded pursuant to clause
         (b) above or the parenthetical in clause (c) above or (ii) as credit support for leases other than Capitalized Leases; (h) all Obligations of the obligor to purchase, redeem, retire, defease or otherwise make any payments in respect of any Equity Interests in the obligor or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (i) all Obligations of the obligor in respect of Hedge Agreements; (j) all Contingent Obligations of the obligor with respect to Debt; and (k) all indebtedness and other payment Obligations referred to in clauses (a) through (j) above of another Person secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights owned by the obligor), even though the obligor has not assumed or become liable for the payment of such indebtedness or other payment Obligations.

                  "Debt for Borrowed Money" means Debt of the types specified in (i) clauses (a), (b), (d), (e) and (f) of the definition of Debt and (ii) to the extent relating to Debt of the types specified in one or more of clauses (a), (b), (d), (e) and (f) of the definition of Debt, clauses (j) and (k) thereof.

                  "Debt Issuance" means any incurrence or issuance of Debt for Borrowed Money by the Borrower or any of its Subsidiaries, other than any Debt permitted to be incurred under Section 5.02(b).

                  "Decision Period" means, with respect to any decision to be made for purposes of Section 7.01, the period commencing on the date of the Notice of Default related thereto and ending ten Business Days after the date of such Notice of Default; provided that if any of the Lenders shall require any extension of time to make any such decision, such Person may, upon written notice to the Administrative Agent within the Decision Period specified in the notice of the Administrative Agent delivered thereunder, extend such Decision Period for such Person for an additional period of time as specified in such notice; provided further that any such extension shall not exceed ten
         Business Days beyond the final date of the original Decision Period.

                  "Declining Lender" has the meaning specified in Section
         2.06(c)(iii).

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Disclosed Litigation" has the meaning specified in Section
         3.01(b).

                  "Disclosed Matters" means the occurrence of any event in respect of, or effect upon the business, condition (financial or otherwise), operations, performance, properties, assets, liabilities
         (actual or contingent) results of operation or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole, which has been disclosed (a) pursuant to a public filing by the Parent with the SEC or (b) in writing to the Administrative Agent.

                  "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" beneath such Lender's signature to this Agreement or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                  "Eligible Assignee" means, with respect to any Lender, (i) any other Lender; (ii) an Affiliate of a Lender; (iii) an Approved
         Fund; (iv) a commercial bank organized under the laws of the United
         States, or any State thereof, and having a combined capital and surplus of at least $500,000,000; (v) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a combined capital and surplus of at least
         $500,000,000; (vi) a commercial bank organized under the laws of any other country that is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000, so long as such bank is acting through a branch or agency located in the country in which it is organized or another country that is described in this clause (vi); (vii) the central bank of any country that is a member of the OECD; (viii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus of at least $500,000,000 (or, in the case of a fund, being managed or administered by a Person that manages or administers funds having a combined capital and surplus of at least $500,000,000); or
         (ix) any other Person approved by the Administrative Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower, such approval, in either case, not to be unreasonably withheld or delayed; provided that neither the Borrower nor any Affiliate of the Borrower shall qualify as an Eligible
         Assignee under this definition.

                  "Emissions Credits" means the emissions limitations which:
         (a) are issued by environmental Governmental Authorities; (b) authorize the emission of a fixed amount of pollutants; and (c) are utilized as a market-based mechanism for reducing pollution.

                  "Environmental Action" means any action, suit, demand letter, claim by any Governmental Authority, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating to any Environmental Law, Environmental Permit or Hazardous Material or arising from alleged injury or threat to health and safety or the environment relating to any Environmental Law, including (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

                  "Environmental Law" means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or legally binding judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health and safety as it relates to Hazardous
         Materials or natural resources, including those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

                  "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "Equity Interests" means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, non-Debt securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

                  "ERISA" means the Employee Retirement Income Security Act of
         1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" means any Person that for purposes of Title
         IV of ERISA is a member of the controlled group of the Borrower or any of its Subsidiaries, or under common control within the meaning of
         Section 414 of the Internal Revenue Code, with the Borrower or any of its Subsidiaries.

                  "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043(c) of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC or (ii) the requirements of Section
         4043(b) of ERISA apply with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section
         4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver in accordance with Section 412(d) of the Internal
         Revenue Code with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Borrower or any of its Subsidiaries or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Borrower or any of its Subsidiaries or any ERISA
         Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (f) a lien has been imposed under Section 302(f) of ERISA with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section
         307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan, provided, however, that the occurrence of the event or condition described in Section 4042(a)(4) of ERISA shall be an ERISA Event only if the PBGC has notified the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate that it intends to institute proceedings to terminate a Plan pursuant to such Section.

                  "Eurocurrency Liabilities" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending
         Office" beneath such Lender's signature to this Agreement or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

                  "Eurodollar Rate" means, with respect to any Interest Period for any Eurodollar Rate Advances, the rate per annum obtained by dividing (a) LIBOR for such Interest Period by (b) a percentage equal to 1.00 minus the Eurodollar Rate Reserve Percentage.

                  "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(ii).

                  "Eurodollar Rate Reserve Percentage" for any Interest Period for any Eurodollar Rate Advances means the reserve percentage applicable two Business Days before the first day of such Interest
         Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency
         Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

                  "Event of Default" has the meaning specified in Section 6.01.

                  "Excess Cash Flow" means for any fiscal year of the Borrower,
         (a) cash flows from operations for such fiscal year in accordance with GAAP and, without duplication, tax refunds received during such fiscal year, after application of the Tax Allocation Agreement, minus (b) cash outflows from investing activities for Capital Expenditures of the Borrower or any of its Subsidiaries during such fiscal year to the extent permitted by the Financing Documents, minus (c) cash outflows from financing activities (including payment of scheduled debt maturities (but not optional prepayments of any Debt (other than (i) optional prepayments made in respect of the Advances and (ii) optional prepayments made by the Borrower in respect of the Parent Credit
         Agreement during any such year, net of borrowings made by the Borrower under the Parent Credit Agreement during such year, including borrowings by the Borrower as a result of draws during such year under letters of credit issued under the Parent Credit Agreement) or dividends)) during such fiscal year.

                  "Excluded Assets" means (a) any Assets of any Excluded
         Subsidiary or Excluded Entity, (b) solely with respect to the security interests created by the Mortgages, the Smith Facility, (c) solely with respect to the security interests created by the Mortgages, the Bingamon Creek Property (so long as the Fair Market Value of such property does not exceed $5,000,000) and (d) the Equity Interests in each of Conemaugh, Mon Synfuel, LLC, NYC Energy LLC, Allegheny Energy
         Supply Units 3, 4 and 5 LLC, AES Gleason and AES Wheatland and any of their respective Subsidiaries; provided, however, that in the event that (i) any of Conemaugh, Mon Synfuel, LLC, NYC Energy LLC, Allegheny
         Energy Supply Units 3, 4 and 5 LLC or any of their respective
         Subsidiaries shall at any time individually hold Assets with a book value of more than $10,000,000, and (ii) the Person holding such Equity Interests is not restricted or prohibited by its Constituent
         Documents or any other written agreement among Persons holding Equity
         Interests in such entity from granting a Lien over such Equity
         Interests in favor of the Secured Parties (unless such restriction or prohibition is adopted after the date hereof), then such Equity
         Interests shall cease to constitute "Excluded Assets" and shall constitute Collateral for all purposes of this Agreement and the Security Agreement.

                  "Excluded Entities" means Buchanan Generation LLC, Mon
         Synfuel, LLC and NYC Energy LLC; provided, however, that each such Person shall cease to constitute an "Excluded Entity" in the event that (a) with respect to Buchanan Generation LLC and any of its Subsidiaries, Buchanan Generation LLC shall become a direct or indirect Subsidiary of the Borrower and (b) with respect to Mon
         Synfuel, LLC, NYC Energy LLC and any of their respective Subsidiaries, at any time after the date hereof, such Person (i) shall individually hold Assets with a book value in excess of $10,000,000, (ii) is not restricted or prohibited by its Constituent Documents or any other written agreement among the Persons holding Equity Interests therein from granting a Lien over its Assets in favor of the Secured Parties
         (unless such restriction or prohibition is adopted after the date hereof) and (iii) shall become a direct or indirect Subsidiary of the Borrower.

                  "Excluded Subsidiaries" means each of AGC, Conemaugh,
         Allegheny Energy Supply Units 3, 4, 5 LLC, AES Gleason and AES
         Wheatland and each of their respective Subsidiaries; provided, however, that, except with respect to AES Gleason and AES Wheatland, each such Subsidiary shall cease to constitute an "Excluded
         Subsidiary" in the event that (a) with respect to AGC, AGC shall no longer be restricted or prohibited under any agreement for Debt for Borrowed Money permitted to exist or be incurred pursuant to the terms of this Agreement from granting a Lien over its Assets in favor of the Secured Parties and (b) with respect to Conemaugh, Allegheny Energy
         Supply Units 3, 4, 5 LLC and any of their respective Subsidiaries, at any time after the date hereof, such Person (i) shall individually hold Assets with a book value in excess of $10,000,000 and (ii) is not restricted or prohibited by its Constituent Documents or any other written agreement among the Persons holding Equity Interests therein from granting a Lien over its Assets in favor of the Secured Parties
         (unless such restriction or prohibition is adopted after the date hereof).

                  "Existing Credit Agreement" has the meaning specified in Preliminary Statement (1) to this Agreement.

                  "Existing Debt" means all Debt, as of the date hereof, of the Borrower and its Subsidiaries.

                  "Existing Indentures" means (a) the Indenture dated March 15,
         2001 between the Borrower, as issuer, and Bank One Trust Company,
         N.A., as trustee and (b) the Indenture dated as of April 8, 2002 between the Borrower, as issuer, and Bank One Trust Company, N.A., as trustee.

                  "Existing Lenders" has the meaning specified in Preliminary
         Statement (1) to this Agreement.

                  "Facility" means, at any time, the aggregate amount of the Commitments at such time.

                  "Fair Market Value" means with respect to any Asset the price at which a willing buyer would purchase such Asset from a willing seller, assuming that both buyer and seller are rational and have reasonable knowledge of all relevant facts.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business
         Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "Fee Letters" means, collectively, (a) any fee letter between the Borrower and any Agent and (b) any fee letter among the Borrower, the Parent and any Arranger Party.

                  "Financing Documents" means this Agreement, the Notes, the Fee Letters and the Collateral Documents.

                  "First Lien Secured Debt Leverage Ratio" means, at any date of determination, the ratio of Consolidated First Lien Secured Debt of the Borrower and its Subsidiaries outstanding as of such date of determination to Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed fiscal year.

                  "Fiscal Year" means a fiscal year of the Borrower and its Consolidated Subsidiaries ending on December 31 in any calendar year.

                  "Form 10-K" has the meaning specified in Section 4.01(h).

                  "Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "GAAP" has the meaning specified in Section 1.02(c).

                  "Governmental Approvals" has the meaning specified in Section
         4.01(d).

                  "Governmental Authority" means any national, state, county, city, town, village, municipal or other de jure or de facto government department, commission, board, bureau, agency, authority or instrumentality of a country or any political subdivision thereof or any regional transmission authority organized pursuant to federal law, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing entities, including all commissions, boards, bureaus, arbitrators and arbitration panels, and any authority or other Person controlled by any of the foregoing.

                  "Granting Lender" has the meaning specified in Section
         9.07(g).

                  "Group Assets" means all Assets of the Loan Parties other than the Excluded Assets.

                  "Hatfield's Ferry Facility" means the Hatfield's Ferry generation facility located near Masontown, PA and owned by the Borrower and MPC.

                  "Hazardous Materials" means (a) petroleum or petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

                  "Hedge Agreements" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of the foregoing (including any option to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or are governed by, any form of master agreement published by the International Swaps and Derivative Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (including such master agreement, together with any related schedules, a "Master Agreement") including any such obligations or liabilities under any Master Agreement.

                  "Hunlock Agreement" means the Partnership Agreement of
         Hunlock Creek Energy Ventures, dated December 8, 2000 and amended on
         June 26, 2003, between UGI and Allegheny Energy Supply Hunlock Creek,
         LLC.

                  "Hunlock Transaction" means the transactions to be entered into by the Borrower or any of its Subsidiaries in connection with either (a) the exercise or expected exercise of a certain put option by UGI under the Hunlock Agreement that will require AESC Hunlock
         Creek or any Affiliate thereof to purchase from Hunlock Creek Energy
         Ventures, an equal partnership between UGI and AESC Hunlock Creek (the
         "Hunlock Partnership"), a 48 MW coal fired steam electric generation facility known as the Hunlock Creek Electric Generating Station located in Hunlock Township, Commonwealth of Pennsylvania (the
         "Hunlock Coal Station"), a 44 MW combustion turbine electric generation facility located at the same site (the "Hunlock CT"), or both or (b) the exercise or expected exercise of a certain call option by AESC Hunlock Creek or any Affiliate thereof under the Hunlock
         Agreement that will allow AESC Hunlock Creek or such Affiliate to purchase from the Hunlock Partnership the Hunlock Coal Station, the Hunlock CT or both.

                  "Incremental Commitments" has the meaning specified in
         Section 2.14(a).

                  "Indemnified Costs" has the meaning specified in Section
         8.05(a).

                  "Indemnified Party" has the meaning specified in Section
         9.04(b).

                  "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

                  "Insolvency Proceeding" means, with respect to any Person,
         (a) any proceeding instituted against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and either such proceeding shall remain undismissed or unstayed for a period of 60 consecutive days or the entry by any competent Governmental Authority of any jurisdiction or a court having jurisdiction in the premises of a decree or order approving or ordering any of the actions sought in such proceeding (including the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property); or (b) commencement by such Person of a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by such Person to the entry of a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against such Person, or the filing by such Person of a petition or answer or consent seeking reorganization or relief under any Applicable Law; or consent by such Person to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of the property of such Person, or the making by such Person of an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Person, or the admission by such Person in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by such Person in furtherance of any such action.

                  "Intercreditor Agent" has the meaning specified in the recital of the parties to this Agreement.

                  "Intercreditor Agreement" means that certain Intercreditor
         Agreement, dated as of February 21, 2003, among Citibank, N.A., as agent for certain lenders described therein and intercreditor agent, The Bank of Nova Scotia, as agent for certain lenders described therein, Law Debenture Trust Company of New York, as indenture trustee, the Parent and the Borrower.

                  "Interest Coverage Ratio" means, at any date of determination, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date, taken as one accounting period to (b) the Consolidated
         Interest Expense for the period of four consecutive fiscal quarters most recently ended on or prior to such date, taken as one accounting period.

                  "Interest Period" means, for each Eurodollar Rate Advance, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, as the case may be, and ending on the last day of the period selected by the Borrower pursuant to the provisions below for such Eurodollar Rate Advance and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period so selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months or, if available at the time of selection to all Lenders, nine or twelve months, as the Borrower may select, upon notice received by the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the first day of such Interest Period (or in the case of any Conversion of any Base Rate
         Advance into a Eurodollar Rate Advance requested to occur within three
         Business Days after the Closing Date in accordance with Section
         2.03(b), upon notice received by the Administrative Agent by such time and with such shorter prior notice as may be agreed by the Administrative Agent); provided, however, that:

                           (a) the Borrower may not select any Interest Period
                  with respect to any Eurodollar Rate Advance that ends after the date specified in clause (a) of the definition of "Maturity Date";

                           (b) whenever the last day of any Interest Period
                  would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest
                  Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                           (c) whenever the first day of any Interest Period
                  occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "Intralinks" means the digital internet workspace located at http://www.intralinks.com.

                  "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interests or Debt or the Assets comprising a division or business unit or a substantial part or all of the business of such Person, any capital contribution to such Person or any other direct or indirect investment in such Person, including any acquisition by way of a merger or consolidation and any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (j) or (k) of the definition of "Debt" in respect of such Person.

                  "Joint Venture" means, with respect to any Person, at any date, any other Person in whom such Person directly or indirectly holds an Investment consisting of an Equity Interest and whose financial results would not be considered under GAAP with the financial results of such Person on the Consolidated financial statements of such Person, if such statements were prepared in accordance with GAAP as of such date.

                  "Lenders" means the Initial Lenders and each other Person that shall become a Lender hereunder pursuant to Section 9.07 for so long as such Initial Lender or Person, as the case may be, shall be a party to this Agreement.

                  "Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Debt for Borrowed Money of the Borrower as at such date, to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date, taken as one accounting period.

                  "LIBOR" means, for any applicable Interest Period with respect to any Eurodollar Rate Advance (or portions thereof) with the same Interest Period, the British Bankers' Association Interest
         Settlement Rate per annum for deposits in Dollars for a period equal to such Interest Period appearing on the display designated as Page
         3750 on the Dow Jones Markets Service (or such other page on that service or such other service designated by the British Bankers'
         Association for the display of such Association's Interest Settlement
         Rates for Dollar deposits) as of 11:00 a.m. (London, England time) on the day that is two Business Days prior to the first day of the Interest Period or, if such Page 3750 is unavailable for any reason at such time, the rate which appears on the Reuters Screen LIBOR01 Page as of such date and such time; provided that if the Administrative
         Agent determines that the relevant foregoing sources are unavailable for the relevant Interest Period, "LIBOR" shall mean the rate of interest determined by the Administrative Agent to be the average
         (rounded upward, if necessary, to the nearest 1/1000th of 1%) of the rates per annum at which deposits in Dollars are offered to the Administrative Agent two Business Days preceding the first day of such Interest Period by leading banks in the London interbank market as of 10:00 a.m. (New York City time) for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Advance (or portion thereof, as the case may be) of CNAI (in its capacity as a Lender).

                  "Lien" means any lien, mortgage, deed of trust, pledge, security interest or other charge or encumbrance of any kind, including the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan Party" has the meaning specified in the recital of the parties hereto.

                  "Margin Stock" has the meaning specified in Regulation U.

                  "Master Agreement" has the meaning specified in the definition of the term "Hedge Agreements".

                  "Material Adverse Change" means any material adverse change in the business, financial condition, operations or properties of the Borrower and its Subsidiaries, taken as a whole.

                  "Material Adverse Effect" means a material adverse effect on
         (a) the business, financial condition, operations or properties of the Borrower and its Subsidiaries, taken as a whole, (b) the rights and remedies of any Secured Party under any Financing Document, or (c) the ability of any Loan Party to perform its Obligations under any Financing Document to which it is or is to be a party.

                  "Material Contracts" means (a) the Affiliate Energy
         Contracts, (b) the Operating Agreements, (c) the Tax Allocation
         Agreement and (d) each contract or agreement entered into after March
         8, 2004 to which the Borrower or any of its Subsidiaries is a party which is material to the business, financial condition, operations or properties of the Borrower or the Borrower and its Subsidiaries, taken as a whole, and for which breach, non-performance, cancellation or failure to renew could be reasonably expected to have a Material
         Adverse Effect.

                  "Material Governmental Approvals" means those Governmental
         Approvals listed in Part A of Schedule 4.01(d).

                  "Material Property" means such real property of any Loan
         Party (other than Excluded Assets), which real property (a) has a book value greater than or equal to $5,000,000 (including any such real property acquired in connection with a Permitted Asset Swap), (b) is subject to a Mortgage or (c) is otherwise material to the value of any real property of any Loan Party which is subject to a Lien under the Mortgages.

                  "Maturity Date" means the earlier of (a) March 8, 2011 and
         (b) the date of acceleration of all outstanding Advances pursuant to
         Section 6.02.

                  "Merrill Lynch Litigation" means that litigation arising out of that complaint filed under the caption Merrill Lynch & Co., Inc., et al v. Allegheny Energy, Inc. and Allegheny Energy, Inc. et al. v.
         Merrill Lynch & Co., Inc., et al. (02 CV 7689 (HB)).

                  "ML Interests" means the up to 2% of all issued and outstanding Equity Interests in the Borrower which are owned by ML IBK
         Positions, Inc, a Delaware corporation.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgages" means the Term Mortgages, the Amended and Restated Mortgages, the New Mortgages and any other mortgage, deed of trust, trust deed, leasehold mortgage or leasehold deed of trust recorded and filed with any necessary recording office from time to time in order to create a valid Lien over the Collateral in favor of the Secured Parties in respect of the Secured Obligations owed to such Secured Parties pursuant to the terms of this Agreement or the Security Agreement.

                  "MPC" means Monongahela Power Company, a corporation incorporated under the laws of the State of Ohio.

                  "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Borrower or any of its Subsidiaries or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any of its Subsidiaries or any ERISA
         Affiliate and at least one Person other than the Borrower, its Subsidiaries and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower and any of its Subsidiaries or any ERISA
         Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any Assets or any Debt Issuance or the sale or issuance of any Equity Interests (including any capital contribution) by any Person, the aggregate amount of cash received from time to time (whether as initial consideration or through payment or disposition of deferred consideration or received from escrow) by or on behalf of such Person in connection with such transaction after deducting therefrom only (without duplication) the following (to the extent directly and primarily relating to such transaction): (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal, consultant and advisor fees, finder's fees and other similar fees and commissions, (b) the amount of taxes (or amounts owing pursuant to the Tax Allocation Agreement) payable in connection with or as a result of such transaction, and (c) in the case of any sale, lease, transfer or other disposition of any Asset, (i) the amount of (A) any Debt secured by a prior Lien on the Asset which is the subject of such sale, lease, transfer or other disposition or (B)
         Debt outstanding under the Pollution Control Bonds that is, in either case, repaid, redeemed or defeased upon such disposition as required pursuant to the terms of (1) the agreement or instrument governing such Debt or (2) any undertaking or agreement of the Borrower made on or prior to February 21, 2003 in favor of the issuer of any guaranty, surety bond or insurance policy issued for the benefit of the holders of such Debt, including each of the consents, dated February 21, 2003, entered into among (y) the Borrower, PEC and MBIA Insurance
         Corporation and (z) the Borrower, WPPC and MBIA Insurance Corporation,
         (ii) the costs associated (in the Borrower's best estimate) with terminating all Hedge Agreements, if any, entered into in connection with such Asset, which Hedge Agreements are not being transferred as part of such sale, lease, transfer or other disposition, but only to the extent that the amounts so deducted are, at the time or within a reasonable time (not to exceed ten days) of receipt of such cash, actually paid to a Person that is not an Affiliate of such Person or any Loan Party or any Affiliate of any Loan Party and are properly attributable to such transaction or to the Asset that is the subject thereof and (iii) any amounts received from funds that were held in escrow as of the Closing Date with respect to any sale, lease, transfer or other disposition of any Asset consummated prior to the Closing Date; provided, that, in the case of taxes or termination costs that are deductible under clause (b) or (c)(ii) above but for the fact that, at the time of receipt of such cash, such amounts have not been actually paid or are not then payable, such Person may deduct an amount (the "Reserved Amount") equal to the amount reserved in accordance with GAAP for such Person's reasonable estimate of such amounts, other than taxes for which such Person is indemnified;
         provided further that, at the time such amounts are paid, an amount equal to the amount, if any, by which the Reserved Amount for such amounts exceeds the amount of such amounts actually paid shall constitute "Net Cash Proceeds" of the type for which such amounts were reserved for all purposes hereunder.

                  "New Mortgages" has the meaning specified in Section 5.01(p).

                  "Non-UCC Property" means any of the Collateral consisting of personal property the creation, granting or perfection of a Lien upon or in which is governed by Applicable Law other than the UCC and Applicable Law under, or relating to, the UCC.

                  "Note" means a promissory note of the Borrower payable to the order of a Lender and issued pursuant to the terms hereof, evidencing the aggregate indebtedness of the Borrower owed to such Lender resulting from the Advances made, continued or maintained by such Lender pursuant to this Agreement.

                  "Notice of Bank Facility Default" has the meaning specified in Section 7.01(a)(2).

                  "Notice of Borrowing" has the meaning specified in Section
         2.02(a).

                  "Notice of Conversion/Continuation" has the meaning specified in Section 2.03(b).

                  "Notice of Default" has the meaning specified in Section
         7.01(a).

                  "NPL" means the National Priorities List under CERCLA.

                  "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(h). Without limiting the generality of the foregoing, the Obligations of any Loan Party under the Financing Documents include (a) the obligation to pay principal, interest, commissions, charges, expenses, fees, attorneys' and consultants' fees and disbursements, indemnities and other amounts payable by such Loan Party under any Financing Document and (b) the obligation of such Loan Party to reimburse any amount in respect of any of the foregoing that any Secured Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                  "Officer's Certificate" means, with respect to any Person, a certificate signed by a Responsible Officer of such Person.

                  "Operating Account Bank" means an institution at which an Operating Account has been established as specified in Part B of
         Schedule 1.01(c).

                  "Operating Accounts" means all those deposit and securities accounts of the Borrower and the other Loan Parties set forth in Part
         B of Schedule 1.01(c).

                  "Operating Agreements" means each of the agreements set forth on Schedule 1.01(d) hereto.

                  "Other Perfection Requirements" means (a) the giving of notice to any Person (other than an Affiliate of the Borrower or an Operating Account Bank) of the Liens created by the Loan Parties under the Collateral Documents and (b) any recording, notice, filing, registration, instrument or act required to be undertaken, made or executed in order to grant or perfect any Lien over Non-UCC Property.

                  "Other Taxes" has the meaning specified in Section 2.12(b).

                  "PA Report" means the Independent Market Expert's Report for the PJM, MISO, and SERC-TVA Regions, dated June 24, 2005, prepared by
         PA Consulting Group.

                  "Parent" means Allegheny Energy, Inc., the parent company of the Borrower.

                  "Parent Credit Agreement" means that certain Credit
         Agreement, dated as of June 16, 2005, among the Parent, the Borrower, the Lenders and Issuing Bank party thereto, and CNAI, as Administrative Agent.

                  "PBGC" means the Pension Benefit Guaranty Corporation (or any successor).

                  "PEC" means The Potomac Edison Company, a corporation incorporated under the laws of the State of Maryland and of the State of Virginia.

                  "PEC Service Agreement" means that certain Service Agreement, dated as of August 1, 2000, between the Borrower and PEC (d/b/a
         Allegheny Power).

                  "Permitted Asset Swap" has the meaning specified in Section
         5.02(e)(ix).

                  "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(d); (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days, or which are subject to Contest; (c) Liens or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) deposits to secure the performance of bids, leases (other than Capitalized Leases), trade contracts, public or statutory obligations (including environmental, municipal and public utility commission obligations under Applicable
         Law), surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature;
         (e) Liens securing judgments for the payment of money not constituting an Event of Default under Section 6.01(i) or securing appeal or other surety bonds related to such judgments; (f) zoning restrictions, easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (g) Liens securing reimbursement obligations with respect to letters of credit (which reimbursement obligations relate to Debt which has not been incurred in contravention of the terms of this Agreement and the other Financing Documents) that encumber documents and other property relating to such letters of credit and the proceeds and products thereof, including such Liens arising in connection with the issuance of letters of credit on behalf of the Parent to support obligations of the Borrower and its Subsidiaries under Hedge Agreement to the extent that such Hedge
         Agreements are entered into in accordance with the terms of this Agreement; (h) Liens on cash deposits in the nature of a right of setoff, banker's lien, counterclaim or netting of cash amounts owed arising in the ordinary course of business on deposit accounts, commodity accounts or securities accounts; (i) financing statements filed on a precautionary basis in respect of operating leases to the extent such lease is otherwise permitted under the terms of this Agreement; provided that no such financing statement extends to or refers to as collateral any Assets which are not subject to such operating lease; and (j) rights of first refusal, options or other contractual rights or obligations to sell, assign or otherwise dispose of any Asset or interest therein which rights of first refusal, option or contractual right is in connection with a sale, transfer or other disposition of Assets permitted under Section 5.02(d) or 5.02(e).

                  "Permitted Refinancing Debt" means Debt issued or incurred
         (including by means of the extension or renewal of existing Debt) to refinance, refund, extend, renew or replace existing Debt ("Refinanced
         Debt") concurrently with or within 90 days after, the issuance or incurrence of such Debt; provided that (a) the principal amount of such refinancing, refunding, extending, renewing or replacing Debt is not greater than the principal amount of such Refinanced Debt plus the amount of any premiums or penalties and accrued and unpaid interest paid thereon and reasonable fees and expenses, in each case associated with such refinancing, refunding, extension, renewal or replacement,
         (b) such refinancing, refunding, extending, renewing or replacing Debt has a final maturity date that is no sooner than, and a weighted average life to maturity that is no shorter than, such Refinanced
         Debt, (c) if such Refinanced Debt is subordinated to the Secured
         Obligations hereunder, such refinancing, refunding, extending, renewing or replacing Debt remains so subordinated on terms no less favorable to the Lenders, (d) the obligors in respect of such Refinanced Debt immediately prior to such refinancing, refunding, extending, renewing or replacing and any additional person (other than a Loan Party) are the only obligors on such refinancing, refunding, extending, renewing or replacing Debt and (e) such refinancing, refunding, extending, renewing or replacing Debt contains covenants and events of default which, taken as a whole, are determined in good faith by a Responsible Officer of the Borrower to be customary for similar issuances of Debt by issuers of a similar credit rating or standing as the credit rating then applicable to the Borrower.

                  "Person" means an individual, partnership, corporation
         (including a business or statutory trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means a Single-Employer Plan or a Multiple Employer
         Plan.

                  "Platform" has the meaning specified in Section 9.02(c).

                  "Pledged Account" means any deposit or securities account maintained in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent pursuant to the terms of the Security Agreement.

                  "Pledged Debt" has the meaning set forth in the Security
         Agreement.

                  "PNC Control Agreement" means that certain Deposit Account
         Control Agreement, dated as of February 21, 2003, among PNC Bank,
         National Association, as the Bank, the Borrower, Energy Financing
         Company, LLC, Allegheny Energy Supply Capital, LLC, Allegheny Energy
         Supply Development Services, LLC, Allegheny Energy Supply Capital
         Midwest, LLC, Allegheny Energy Supply Gleason Generating Facility,
         LLC, Allegheny Energy Supply Wheatland Generating Facility, LLC,
         Allegheny Energy Supply Lincoln Generating Facility, LLC and Allegheny
         Trading Finance Company, LLC, as Debtors, and the Collateral Agent, as
         Creditor.

                  "Pollution Control Bond Indentures" means (a) the Trust
         Indenture dated as of April 15, 1992 between the County Commission of Harrison County, West Virginia and J.P. Morgan Trust Company, National
         Association (formerly Chase Manhattan Trust Company, National
         Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Solid Waste Disposal Revenue Bonds (West Penn Power
         Company Harrison Station Project), (b) the Trust Indenture dated as of
         November 1, 1977 between Pleasants County, West Virginia and J.P.
         Morgan Trust Company, National Association (formerly Chase Manhattan
         Trust Company, National Association, successor trustee to Mellon Bank,
         N.A.), as Trustee, providing for Pollution Control Revenue Bonds (West
         Penn Power Company Pleasants Station Project), (c) the Trust Indenture dated as of December 1, 1980 between Washington County Industrial
         Development Authority and J.P. Morgan Trust Company, National
         Association (formerly Chase Manhattan Trust Company, National
         Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (West Penn Power Company
         Mitchell Station Project), (d) the Trust Indenture dated as of April
         15, 1983 between the County Commission of Monongalia County, West
         Virginia and J.P. Morgan Trust Company, National Association (formerly
         Chase Manhattan Trust Company, National Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control
         Revenue Bonds (West Penn Power Company Fort Martin Station Project),
         (e) the Trust Indenture dated as of February 1, 1977 between Greene
         County Industrial Development Authority and J.P. Morgan Trust Company,
         National Association (formerly Chase Manhattan Trust Company, National
         Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (West Penn Power Company
         Hatfield's Ferry Project), (f) the Trust Indenture dated as of April
         15, 1992 between the County Commission of Harrison County, West
         Virginia and J.P. Morgan Trust Company, National Association (formerly
         Chase Manhattan Trust Company, National Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Solid Waste Disposal
         Revenue Bonds (The Potomac Edison Company Harrison Station Project),
         (g) the Trust Indenture dated as of November 1, 1977 between Pleasants
         County, West Virginia and J.P. Morgan Trust Company, National
         Association (formerly Chase Manhattan Trust Company, National
         Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (The Potomac Edison
         Company Pleasants Station Project), (h) the Trust Indenture dated as of April 15, 1983 between the County Commission of Monongalia County,
         West Virginia and J.P. Morgan Trust Company, National Association
         (formerly Chase Manhattan Trust Company, National Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (The Potomac Edison Company Fort
         Martin Station Project), (i) the Trust Indenture dated as of February
         1, 1977 between Greene County Industrial Development Authority and
         J.P. Morgan Trust Company, National Association (formerly Chase
         Manhattan Trust Company, National Association, successor trustee to
         Mellon Bank, N.A.), as Trustee, providing for Pollution Control
         Revenue Bonds (Monongahela Power Company Hatfield's Ferry Project),
         (j) the Trust Indenture dated as of November 1, 1977 between Pleasants
         County, West Virginia and J.P. Morgan Trust Company, National
         Association (formerly Chase Manhattan Trust Company, National
         Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (Monongahela Power
         Company Pleasants Station Project), (k) the Trust Indenture dated as of April 15, 1983 between the County Commission of Monongalia County,
         West Virginia and J.P. Morgan Trust Company, National Association
         (formerly Chase Manhattan Trust Company, National Association, successor trustee to Mellon Bank, N.A.), as Trustee, providing for Pollution Control Revenue Bonds (Monongahela Power Company Fort Martin
         Station Project), and (l) Trust Indenture dated as of April 15, 1992 between the County Commission of Harrison County, West Virginia and
         J.P. Morgan Trust Company, National Association (formerly Chase
         Manhattan Trust Company, National Association, successor trustee to
         Mellon Bank, N.A.), as Trustee, providing for Solid Waste Disposal
         Revenue Bonds (Monongahela Power Company Harrison Station Project).

                  "Pollution Control Bonds" means all notes, bonds and other instruments evidencing Debt issued pursuant to the Pollution Control
         Bond Indentures.

                  "Preferred Interests" means, with respect to any Person, Equity Interests issued by such Person that are entitled to a preference or priority over any other Equity Interests issued by such Person upon any distribution of such Person's Assets, whether by dividend or upon liquidation.

                  "Prepayment Account" has the meaning set forth in the Security Agreement.

                  "Prepayment Date" has the meaning specified in Section
         2.06(c)(ii).

                  "Prepayment Notice" has the meaning specified in Section
         2.06(c)(ii).

                  "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

                  "Qualifying Obligation" means an Obligation in an aggregate principal amount in excess of $5,000,000.

                  "Quarterly Date" means the last Business Day of March, June,
         September and December, commencing with September 30, 2005.

                  "Real Property Requirements" means the requirements contained in Exhibit F with respect to the creation and perfection of any Lien over any of the real property of any Loan Party which is subject to a prior Mortgage.

                  "Receipt Date" has the meaning specified in Section
         2.06(c)(ii).

                  "Recorded Term Mortgages" has the meaning specified in
         Section 5.01(p).

                  "Recovery Event" means (a) any act, series of acts, omissions or series of omissions of any Governmental Authority for the confiscation, condemnation, expropriation, nationalization, seizure or other taking of any Asset of any Loan Party or (b) any event that causes any Asset (or portion thereof) of any Loan Party to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever.

                  "Recovery Event Proceeds" means the amount of cash proceeds paid to any Loan Party in respect of any Recovery Event but excluding any such proceeds paid under any advance loss of profit insurance, delayed start-up insurance, liability, business interruption or similar types of insurance.

                  "Redeemable" means, with respect to any Equity Interest, any Debt or any other right or Obligation, any such Equity Interest, Debt, right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

                  "Register" has the meaning specified in Section 9.07(d).

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Related Fund" means, with respect to any Lender or Eligible
         Assignee that is a Fund, any other Fund that is administered or managed by the same Person as such Lender or Eligible Assignee or by an Affiliate of such Person.

                  "Representatives" has the meaning specified in Section
         9.12(a).

                  "Required Lenders" means, at any time, Lenders owed or holding at least a majority in interest of the sum of the aggregate principal amount of all Advances outstanding at such time or, if no such principal amount is outstanding at such time, Lenders holding at least a majority in interest of the aggregate amount of the Commitments and the Incremental Commitments, if any.

                  "Required Prepayment Percentage" means if, on the date of the applicable prepayment, the First Lien Secured Debt Leverage Ratio as of such date is (a) 3:1 or higher, 50%, (b) less than 3:1 but higher than or equal to 2:1, 25% or (c) less than 2:1, 0%.

                  "Responsible Officer" means, with respect to any Person, the president, any vice-president, the treasurer, the chief financial officer or an Authorized Signatory of such Person.

                  "S&P" means Standard & Poor's Ratings Services, a division of
         The McGraw-Hill Companies, Inc.

                  "Sale" means any sale (including by way of sale/leaseback), lease, assignment, transfer or other disposition.

                  "SEC" means the Securities and Exchange Commission.

                  "Second Draw Date" has the meaning specified in Section
         3.02(a).

                  "Second Draw Date Transactions" has the meaning specified in
         Section 3.02(a)(i).

                  "Secured Obligations" has the meaning specified in the Security Agreement.

                  "Secured Party" has the meaning specified in the Security
         Agreement.

                  "Security Agreement" means that certain Amended and Restated
         Security and Intercreditor Agreement, dated as of February 21, 2003, as amended and restated in its entirety on March 8, 2004 and as further amended and restated in its entirety on October 28, 2004, as amended, restated, modified or otherwise supplemented from time to time in accordance with its terms, including pursuant to the SIA
         Amendment, made by and among the Borrower, the other Loan Parties named therein, Citicorp North America, Inc., as administrative agent, Law Debenture Trust Company of New York, as indenture trustee, and
         Citibank, N.A., as collateral agent, intercreditor agent and depository bank.

                  "Senior Debt Obligations" means, without duplication, (a) the Obligations of the Borrower to pay principal and interest on or in respect of the Advances (including any interest accruing after the filing of a petition with respect to, or the commencement of, any Insolvency Proceeding, whether or not a claim for post-petition interest is allowed in such proceeding), and (b) any and all commissions, fees, indemnities, prepayment premiums, costs and expenses and other amounts payable to any Lender, any Agent or any Arranger Parties under any Financing Document, including all renewals or extensions thereof (including any reimbursement obligations for costs and expenses incurred by any Secured Party in preserving any rights, interests and remedies with respect to the Collateral and/or the Liens granted in favor of the Secured Parties); provided that notwithstanding anything to the contrary in any Financing Document, "Senior Debt Obligations" shall not include any Obligations of the Borrower owed to any of its Affiliates.

                  "Senior Note Indenture" means the Amended and Restated
         Indenture, dated as of February 21, 2003, between the Borrower, as issuer, Law Debenture Trust Company, as Indenture Trustee, and Bank
         One Trust Company, N.A., in respect of the senior notes due 2007 issued thereunder.

                  "Senior Notes" means the Senior Secured Notes and the Senior
         Unsecured B Notes.

                  "Senior Secured Debt Rating" means, as of any date, the rating that has been most recently announced by either S&P or Moody's, as the case may be, for any class of non-credit enhanced long-term senior secured debt issued by the Borrower; provided that (a) if any rating established by S&P or Moody's shall be changed, such change shall be effective as of the date on which such change is first publicly announced by the rating agency making such change, and (b) if S&P or Moody's shall change the basis on which ratings are established, each reference to the Senior Secured Debt Rating announced by S&P or Moody's, as the case may be, shall refer to the then equivalent rating by S&P or Moody's, as the case may be.

                  "Senior Secured Notes" means those certain secured 10.25%
         Senior Notes due 2007 issued by the Borrower pursuant to the terms of the Senior Note Indenture and designated as Amended A Notes by the terms thereof.

                  "Senior Unsecured B Notes" means those certain unsecured
         10.25% Senior Notes due 2007 issued by the Borrower pursuant to the Senior Note Indenture and designated as Amended B Notes by the terms thereof.

                  "SIA Amendment" has the meaning specified in Section
         3.01(a)(v).

                  "Single-Employer Plan" means a single-employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any of its Subsidiaries or any ERISA
         Affiliate and no Person other than the Borrower or any of its Subsidiaries and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any of its Subsidiaries or any ERISA
         Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Smith Facility" means the R. Paul Smith generation facility located in Williamsport, MD owned by the Borrower, but excluding any related personal property the creation, granting or perfection of a Lien upon or in which is governed by the UCC.

                  "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities that are probable and estimable, of such Person, (b) the present fair saleable value of the Assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, taking into account the possibility of refinancing such obligations and selling
         Assets, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature, taking into account the possibility of refinancing such obligations and selling Assets, and
         (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The determination of whether a Person is "Solvent" and the facts and circumstances relating thereto (including the amount of contingent liabilities and actual liabilities) at any time shall be computed in the light of all the facts and circumstances existing at such time.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Subsidiary Debt Default" means, with respect to any Subsidiary of the Borrower, the failure of such Subsidiary to pay any principal or interest or other amounts due in respect of Debt, when and as the same shall become due and payable, or the occurrence of any other event or condition that results in any Debt of such Subsidiary becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, lapse of time or both) the holder or holders of such Debt or any trustee or agent on its or their behalf to cause such Debt to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity.

                  "Surviving Debt" means Debt of each Loan Party and its Subsidiaries outstanding immediately before and after giving effect to the Transactions.

                  "Tax Allocation Agreement" means the Tax Allocation
         Agreement, dated as of July 1, 2003, by and among the Parent and its Subsidiaries.

                  "Taxes" means all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, excise, franchise, employment, value added, real estate, withholding or similar taxes, assessments, fees, liabilities or other charges, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

                  "Term Mortgages" means the deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust set forth on Schedule 1.01(a) hereto.

                  "Termination Date" means the earlier of August 31, 2005 and the date of termination in whole of the Commitments and Incremental
         Commitments pursuant to Section 2.04 or 6.01.

                  "Termination Event" means an event described in Section
         4042(a) of ERISA.

                  "Transactions" means (a) the incurrence of Debt by the Borrower under this Agreement and the other Financing Documents, (b) the effectiveness of the SIA Amendment and (c) the application of the proceeds of the initial Borrowing on the Closing Date to the repayment of the aggregate principal amount outstanding under the Existing
         Credit Agreement and the application of the proceeds of the Borrowing on the Second Draw Date to the repayment of the aggregate principal amount outstanding under the Senior Secured Notes.

                  "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

                  "UCC" or "Uniform Commercial Code" means the Uniform
         Commercial Code as in effect, from time to time, in the State of New
         York; provided that if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

                  "UGI" means UGI Hunlock Development Company.

                  "Unused Commitments" means, with respect to any Lender at any time, (a) such Lender's Commitment at such time minus (b) the aggregate principal amount of all Advances made by such Lender.

                  "Voting Interests" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                  "WPPC" means West Penn Power Company, a corporation incorporated under the laws of the State of Pennsylvania.

                  Section 1.02 Principles of Interpretation. (a) Except to the extent expressly provided to the contrary in this Agreement and the Schedules and Exhibits hereto, or to the extent that the context otherwise requires, in this Agreement and the Schedules and Exhibits hereto:

                  (i) the table of contents and Article and Section headings are for convenience only and shall not affect the interpretation of this Agreement, the Schedules and Exhibits hereto or of any Financing
         Document;

                  (ii) references to any document, instrument or agreement, including any Financing Document, shall include (i) all exhibits, annexes, schedules, appendices or other attachments thereto and (ii) all documents, instruments or agreements issued or executed in replacement thereof;

                  (iii) references to a document or agreement, including any Financing Document, shall be deemed to include any amendment, restatement, modification, supplement or replacement thereto entered into in accordance with the terms thereof and the terms of the Financing Documents;

                  (iv) the words "include", "includes" and "including" are not limiting;

                  (v) references to any Person shall include such Person's successors and permitted assigns (and in the case of any Governmental
         Authority, any Person succeeding to such Governmental Authority's functions and capacities);

                  (vi) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement, the Schedules and Exhibits hereto or any Financing Document shall refer to this Agreement, the Schedules and Exhibits hereto or such Financing
         Document, as the case may be, as a whole and not to any particular provision thereof;

                  (vii) references to "days" shall mean calendar days;

                  (viii) the singular includes the plural and the plural includes the singular;

                  (ix) references to Applicable Law, generally, shall mean
         Applicable Law as in effect from time to time, and references to any specific Applicable Law shall mean such Applicable Law, as amended, modified or supplemented from time to time, and any Applicable Law successor thereto;

                  (x) in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding"; and

                  (xi) any reference in this Agreement or any other Financing
         Document to an Article, Section, Schedule, Appendix or Exhibit is to the article or section of, or a schedule, appendix or exhibit to, this Agreement or such other Financing Document, as the case may be, unless otherwise indicated, and the Schedules, Appendices and Exhibits to this Agreement or any other Financing Document shall be deemed incorporated by reference into this Agreement or such other Financing
         Document, as the case may be.

                  (b) This Agreement, the Schedules and Exhibits hereto and the other Financing Documents are the result of negotiations among the parties hereto and their respective counsel. Accordingly, this Agreement, the Schedules and Exhibits hereto and the other Financing Documents shall be deemed the product of all parties hereto or thereto, as the case may be, and no ambiguity in this Agreement, the Schedules and Exhibits hereto or any Financing Document shall be construed in favor of or against any Loan Party, Agent, Arranger Party or Lender that is a party hereto.

                  (c) All accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Subsidiaries delivered to the Lenders ("GAAP"); provided that, if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Section
5.03 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 5.03 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required
Lenders.

                  Section 1.03 Determination of Material Adverse Change and
Material Adverse Effect, Etc. Determinations of materiality generally and determinations as to whether any fact, event, circumstance, conditions or occurrence constitutes (or could reasonably be expected to constitute) a Material Adverse Effect or a Material Adverse Change to the extent such determination is made by reference to the audited financial statements of the Borrower which are subject to a "going concern" qualification by the Borrower's auditors shall be made without taking into account or giving effect to such "going concern" opinion.

                                  ARTICLE II
                             ADVANCES AND PAYMENTS

                  Section 2.01 The Borrowings. Each Lender hereby severally agrees, subject to the terms and conditions of this Agreement, to make two advances (each, an "Advance") to the Borrower in an aggregate amount not to exceed such Lender's Commitment as follows: (a) the initial such Advance shall be made on the Closing Date (which shall occur on any Business Day during the period from the date hereof until the Termination Date); provided that the aggregate amount of all such Advances by the Lenders shall not exceed
$738,317,051.91 and (b) the second such Advance shall be made on any Business
Day during the period from the day next succeeding the Closing Date up to the date that is 60 days after the Closing Date; provided that the aggregate amount of all such Advances by the Lenders shall not exceed $330,682,948.09. Each
Borrowing shall consist of Advances made simultaneously by the Lenders ratably according to their respective Commitments. Amounts borrowed hereunder and repaid or prepaid may not be reborrowed.

                  Section 2.02 Making the Borrowings. (a) Each Borrowing shall be made on notice, given not later than 10:00 a.m. (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurodollar Rate Advances, or on the proposed date of such Borrowing in the case of a Borrowing consisting of Base Rate Advances (or
9:00 a.m. (New York City time) on the Second Draw Date if the Borrowing to be made on such date shall consist of Base Rate Advances), by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier or electronic mail. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telephone, confirmed immediately in writing, or telecopier or electronic mail, in substantially the form of Exhibit B, specifying therein the requested (i) date of such Borrowing (which shall be a Business Day), (ii) aggregate amount of such Borrowing, (iii) Type of Advances comprising such Borrowing and (iv) if such Borrowing is to consist of Eurodollar Rate Advances, initial Interest Period therefor.

                  (b) With respect to each Borrowing, each Lender shall, before 12:00 noon (New York City time) on the date thereof (or 10:00 a.m. (New York
City time) on the Second Draw Date in the case of the Borrowing to be made on such date), make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in immediately available funds, an amount equal to such Lender's ratable portion of such Borrowing in accordance with the respective Commitments of such Lender and the other Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will (i) in the case of the initial Borrowing, directly apply the Advances for the account of the Borrower to the repayment of the aggregate principal amount outstanding under the Existing Credit Agreement and
(ii) in the case of the second Borrowing, make such funds available to the Borrower by crediting the Borrower's Account. Anything in subsection (a) above to the contrary notwithstanding, the Borrower may not select Eurodollar Rate
Advances with respect to any Borrowing if the obligation of the Lenders to make
Eurodollar Rate Advances shall then be suspended pursuant to Section 2.03, 2.10 or 2.11.

                  (c) The failure of any Lender to make the Advance to be made by it as part of either Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other
Lender to make the Advance required of such other Lender on the date of such Borrowing.

                  (d) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. If the Notice of Borrowing for any Borrowing specifies the Advances thereunder are to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing the conditions set forth in Article III, including any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                  (e) Subject to the Administrative Agent giving prompt notice of the relevant Notice of Borrowing received by the Administrative Agent to the Lenders, unless the Administrative Agent shall have received notice from a Lender prior to the date of the Borrowing requested under such Notice of Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative
Agent on the date of such Borrowing in accordance with subsection (b) of this
Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Lender shall not have made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay or pay to the Administrative Agent forthwith on demand such corresponding amount and to pay interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid or paid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Advance as part of such Borrowing for all purposes.

                  Section 2.03 Interest Elections. (a) The Borrower may on any
Business Day occurring after the Closing Date elect to Convert all or any portion of the Advances from one Type into Advances of the other Type and, in the case of Eurodollar Rate Advances, may elect Interest Periods therefor, all as provided in the definition of "Interest Period" and in this Section 2.03.
The Borrower may elect different options with respect to different portions of the Advances, in which case each such portion shall be allocated ratably among the Lenders in accordance with the Advances owed to such Lenders. At no time shall the total number of different Interest Periods for all Eurodollar Rate
Advances outstanding exceed ten.

                  (b) To make an election pursuant to this Section 2.03, the Borrower shall give the Administrative Agent prior written notice (or telephonic notice promptly confirmed in writing) by telecopier or electronic mail (a "Notice of Conversion/Continuation") of the Conversion or Continuation, as the case may be, (i) by 1:00 p.m. (New York City time) on the requested date of a Conversion into Base Rate Advances and (ii) by 11:00 a.m. (New York City time) three Business Days prior to a Continuation of Eurodollar Rate Advances or Conversion into Eurodollar Rate Advances or, in the case of any Conversion into Eurodollar Rate Advances requested to occur within three Business Days after the Closing Date, by such time and with such shorter prior notice as may be agreed by the Administrative Agent; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Eurodollar Rate Advances. Each such Notice of Conversion/Continuation shall be irrevocable and binding on the Borrower and shall specify (A) if different options are being elected with respect to different portions of the Advances, the portions thereof that are to be allocated to each resulting election (in which case the information to be specified pursuant to clauses (C) and (D) shall be specified for each resulting portion); (B) the effective date of the election made pursuant to such Notice of Conversion/Continuation, which shall be a Business Day; (C) whether the resulting Advances are to be Base Rate Advances or Eurodollar Rate Advances;
and (D) if the resulting Advances are to be Eurodollar Rate Advances, the Interest Period applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "Interest Period". If any such Notice of Conversion/Continuation requests that the Advances be comprised of Eurodollar Rate Advances but does not specify an Interest Period, the Borrower shall be deemed to have selected an Interest Period of one month. The principal amount of any portion of the Advances to which a Eurodollar Rate election has been made shall not be less than $5,000,000.

                  (c) If, on the expiration of any Interest Period in respect of any Eurodollar Rate Advances, the Borrower shall have failed to deliver a Notice of Conversion/Continuation, then, unless such Advances are repaid as provided herein, the Borrower shall be deemed to have elected to Convert such Advances to Base Rate Advances. No Advances may be Converted into, or Continued as, Eurodollar Rate Advances if a Default has occurred and is continuing, unless the Administrative Agent and the Required Lenders shall have otherwise consented in writing.

                  (d) Upon receipt of any Notice of Conversion/Continuation, the Administrative Agent shall promptly notify each Lender of the details thereof and of such Lender's ratable share of each election.

                  (e) Upon the occurrence and during the continuance of any Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  (f) If any Advance is converted to a different Type of Advance, the Borrower shall pay, on the date of such conversion, the interest accrued to such date on the principal amount so converted.

                  Section 2.04 Termination or Reduction of Commitments. (a)
Mandatory. All Commitments and Incremental Commitments shall terminate at 5:00 p.m. (New York City time) on the Termination Date if the initial Borrowing has not occurred by such time. All Unused Commitments, if any, shall terminate at 5:00 p.m. (New York City time) on the date which is 60 days after the Closing
Date if the second Borrowing has not occurred by such time. In addition, on the Second Draw Date, after giving effect to the second Borrowing, all Unused
Commitments shall terminate.

                  (b) Optional. The Borrower may, at any time upon at least ten
Business Days' notice to the Administrative Agent, terminate in whole or reduce in part the Unused Commitments; provided that each partial reduction of the Commitments shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and such termination and reduction shall ratably and permanently reduce each Lender's Commitment.

                  Section 2.05 Repayment of Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders the aggregate outstanding principal amount of the Advances on each of the following dates in an amount equal to the product of (a) the percentage set forth below for such date and (b) the aggregate amount of (i) all Advances as of the date such Advances were disbursed to the Borrower and (ii) the initial aggregate amount of all Advances made pursuant to Section 2.14 prior to such date:

                Date                                       Percentage
                ----                                       ----------

           September 30, 2005                                   0.25%
           December 31, 2005                                    0.25%
           March 31, 2006                                       0.25%
           June 30, 2006                                        0.25%
           September 30, 2006                                   0.25%
           December 31, 2006                                    0.25%
           March 31, 2007                                       0.25%
           June 30, 2007                                        0.25%
           September 30, 2007                                   0.25%
           December 31, 2007                                    0.25%
           March 31, 2008                                       0.25%
           June 30, 2008                                        0.25%
           September 30, 2008                                   0.25%
           December 31, 2008                                    0.25%
           March 31, 2009                                       0.25%
           June 30, 2009                                        0.25%
           September 30, 2009                                   0.25%
           December 31, 2009                                    0.25%
           March 31, 2010                                       0.25%
           June 30, 2010                                        0.25%
           September 30, 2010                                   0.25%
           December 31, 2010                                    0.25%
           March 8, 2011                                       94.50%

provided that the final principal installment shall be repaid on the Maturity
Date and in any event shall be in an amount equal to the aggregate principal amount of the Advances outstanding on such date.

                  Section 2.06 Prepayments. (a) Optional. (i) Prior to the amendment and restatement of the Security Agreement on the Second Draw Date, the Borrower may prepay the Advances in accordance with Section 2.04(a) or 2.05(e) of the Security Agreement.

                  (ii) At any time following the amendment and restatement of the Security Agreement on the Second Draw Date, the Borrower may, upon at least one Business Day's notice in the case of Base Rate Advances and three Business
Days' notice in the case of Eurodollar Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall, prepay the outstanding aggregate principal amount of the Advances in whole or ratably in part, together with accrued interest to the date of such prepayment on the aggregate principal amount prepaid; provided that (A) each partial prepayment shall be in an aggregate principal amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and (B) if any prepayment of a Eurodollar Rate
Advance is made on a date other than the last day of an Interest Period for such Advance, the Borrower shall also pay any amounts owing pursuant to Section
9.04(d).

                  (iii) Notwithstanding anything in this Agreement or any other
Financing Document to the contrary, the Lenders hereby agree as between themselves that if the Borrower makes a prepayment of the Advances (A) prior to the amendment and restatement of the Security Agreement on the Second Draw Date pursuant to Section 2.04(a) or 2.05(e) of the Security Agreement or (B) following the amendment and restatement of the Security Agreement on the Second
Draw Date, pursuant to Section 2.06(a)(ii) hereof, then promptly upon the Administrative Agent's receipt of the amount of any such prepayment pursuant to
Section 2.04(a) or 2.05(e) of the Security Agreement or Section 2.06(a)(ii) hereof, as the case may be, such prepayment shall be applied to ratably repay the Advances and to the remaining amortization installments in any one of the following manners, as directed by the Borrower in writing to the Administrative
Agent (or, in the absence of any such direction received by the Administrative
Agent prior to the relevant prepayment date, in accordance with clause (1) below): (1) in inverse order of maturity with respect to the remaining amortization installments (including the final principal installment), (2) to all remaining amortization installments (including the final principal installment) on a pro rata basis or (3) to the next succeeding four amortization installments as of the date of such prepayment in direct order of maturity as among such four installments and, thereafter, to the remaining amortization installments (including the final principal installment) on a pro rata basis.

                  (b) Mandatory. (i) Prior to the amendment and restatement of the Security Agreement on the Second Draw Date, the Borrower shall prepay the Advances in accordance with Section 2.03 of the Security Agreement. Any such prepayment shall be effected through the provisions set forth in this Section
2.06(b) and Section 2.06(c).

                  (ii) Following the amendment and restatement of the Security
Agreement on the Second Draw Date, the Borrower shall prepay the Advances at the following times and the following amounts:

                  (A) Within 10 Business Days after receipt by the Borrower or any of its Subsidiaries of cash proceeds in respect of any Asset Sale, in an aggregate principal amount equal to 50% of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection with such Asset Sale; provided that the foregoing shall not apply to Asset
         Sales, the proceeds (or any amount equal to anticipated proceeds) of which are (1) used or committed to be used by the Borrower or any of its Subsidiaries for the financing of fixed or capital assets to be used in the business of the Borrower and its Subsidiaries prior to or within 12 months after any such Asset Sale or (2) individually or in the aggregate for any Asset Sales in any fiscal year less than $10,000,000;

                  (B) Within three Business Days of receipt by the Borrower or any of its Subsidiaries of Net Cash Proceeds relating to any Debt
         Issuance, in an aggregate principal amount equal to 100% of the Net
         Cash Proceeds from such Debt Issuance;

                  (C) No later than 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December
         31, 2005, in an aggregate principal amount equal to the Required
         Prepayment Percentage of Excess Cash Flow for the fiscal year then ended;

                  (D) (1) Subject to clause (2) below, upon receipt of Recovery
         Event Proceeds by any Loan Party in respect of any Recovery Event or any series of related Recovery Events in excess of $25,000,000, in an aggregate principal amount equal to such Recovery Event Proceeds;

                  (2) Notwithstanding the foregoing, if the Borrower reasonably believes, based on reasonable estimates of loss, that Recovery Event
         Proceeds in respect of any Recovery Event or any series of related
         Recovery Events will be in excess of $25,000,000, the Borrower may elect to restore or replace the Asset (or portion thereof) affected by such Recovery Event if the Borrower has delivered to the Administrative Agent, within 180 days from the occurrence of such Recovery Event, each of the following: (I) (aa) a detailed breakdown of the nature and extent of such Recovery Event and (bb) a bona fide assessment of the estimated cost and time needed to restore or replace the Asset (or relevant portion thereof) in order for such Asset (or relevant portion thereof) to operate at substantially the same level as prior to the Recovery Event; (II) satisfactory evidence that such Recovery Event Proceeds, together with any cash proceeds that have been or are expected to be paid to the Borrower or any other Loan
         Party in respect of such Recovery Event, and any other cash expected to be made available by or on behalf of the Borrower or any other Loan
         Party with respect to whose Asset the Recovery Event occurred, are or are expected to be sufficient to make the necessary restorations or replacements to such Asset (or relevant portion thereof); (III) an Officer's Certificate of the Borrower certifying that (aa) it is expected that all work necessary to restore or replace the Asset (or relevant portion thereof) affected by the relevant Recovery Event (or series of related Recovery Events) can be done within the time periods, if any, required under any Material Contract relating to such Asset (or relevant portion thereof); (bb) the Asset (other than any Excluded Asset) subject to restoration/replacement will be subject to the Liens of the Collateral Documents (whether by amendment to the Collateral Documents or otherwise); (cc) all material Governmental
         Approvals necessary to perform the work necessary to restore or replace the Asset (or relevant portion thereof) affected by the relevant Recovery Event (or series of related Recovery Events) have been obtained (or are reasonably expected to be obtained without undue delay or as needed); and (dd) the Asset (or relevant portion thereof) once repaired/restored will be of similar value and general utility as immediately prior to the loss; provided that, if the Borrower does not deliver the information and Officer's Certificate set forth in this clause (2) within such 180-day period, the Borrower shall, as soon as reasonably practicable after such 180-day period, prepay the Advances in an aggregate principal amount equal to such Recovery Event Proceeds in accordance with clause (1) above; and

                  (E) Upon completion of the restoration and replacement in respect of any Asset (or the relevant portion thereof) with respect to which the Borrower delivered the information and Officer's Certificate set forth in clause (D)(2) above, if the Recovery Event Proceeds in respect of the relevant Recovery Event (or series of related Recovery
         Events) exceed the cost of such restoration and replacement by more than $1,000,000, in an aggregate principal amount equal to such amount over $1,000,000; it being understood that the Borrower shall not be required to use any Recovery Event Proceeds in respect of a Recovery
         Event or series of related Recovery Events, which it believes, based on reasonable estimates of loss, will be $25,000,000 or less in the aggregate, to pay or as reimbursement for the costs of the necessary repairs to or replacement of Assets affected by the relevant Recovery
         Event pursuant to clause (D)(2) above and this clause (E).

                  (iii) Mandatory prepayments received by the Administrative
Agent pursuant to Section 2.05(a)(i), 2.05(a)(ii) or 2.05(a)(iii) of the Security Agreement or pursuant to Section 2.06(b)(ii) shall be applied, first to repay the Advances held by any Accepting Lender and to all remaining amortization installments thereof (including the final principal installment) in inverse order of maturity, and second, if any such amounts remain on deposit in the Prepayment Account after giving effect to priority first of this clause
(iii), to the Borrower or as the Borrower may otherwise direct.

                  (c) Application of Prepayment Amounts. (i) Promptly upon receipt of any mandatory prepayment pursuant to Section 2.05(a)(i), 2.05(a)(ii) or 2.05(a)(iii) of the Security Agreement or pursuant to Sections 2.06(b)(ii) and 2.06(d) (the amount of such prepayment being an "Advances Prepayment
Amount"), the Administrative Agent shall deposit such Advances Prepayment
Amount into the Prepayment Account pending application of such Advances
Prepayment Amount on the applicable Prepayment Date as set forth below.

                  (ii) So long as any Advances shall remain outstanding, promptly after such receipt (the date of such receipt being the "Receipt
Date"), the Administrative Agent shall give written notice (a "Prepayment
Notice") to each Lender of (A) the aggregate amount of the Advances Prepayment
Amount, (B) the portion of the Advances Prepayment Amount available to prepay the Advances held by such Lender, (C) the applicable Receipt Date for such Advances Prepayment Amount and (D) the date on which such Advances Prepayment
Amount shall be applied as a prepayment of the Advances, which date shall be
(1) prior to the amendment and restatement of the Security Agreement on the Second Draw Date, the 15th Business Day following the delivery of such Prepayment Notice and (2) following the amendment and restatement of the Security Agreement on the Second Draw Date, the fifth Business Day following the delivery of such Prepayment Notice (each such date above being the "Prepayment Date").

                  (iii) On or prior to 10:00 a.m. (New York City time) of the second Business Day occurring prior to the applicable Prepayment Date, each Lender shall notify the Administrative Agent as to whether it accepts all or any portion of the Advances Prepayment Amount to be applied to prepay the Advances held by such Lender as set forth in such Prepayment Notice. If any Lender fails to give such notice by such time, such Lender (together with each other Lender delivering a notice declining any such prepayment, a "Declining
Lender") shall be deemed to decline such prepayment, unless an Event of Default shall have occurred and be continuing on the date on which such notice is due in which case, such Lender shall be deemed to accept such prepayment. Any
Lender giving written notice of its intention to accept any prepayment or which is deemed to accept any prepayment offer in accordance with the preceding sentence is hereinafter referred to as an "Accepting Lender".

                  (iv) On the relevant Prepayment Date, an amount equal to that portion of the Advances Prepayment Amount to be applied to prepay the Advances of each Accepting Lender on such Advances Prepayment Date shall be withdrawn from the Prepayment Account and paid to each such Accepting Lender as a prepayment of the Advances of such Accepting Lender and, in the case of any prepayment occurring after the amendment and restatement of the Security
Agreement on the Second Draw Date, any amounts remaining on deposit in the Prepayment Account that would otherwise have been applied to prepay Advances owing to Declining Lenders shall be applied pursuant to priority second of
Section 2.06(b)(iii).

                  (d) Prepayments Generally. Following the amendment and restatement of the Security Agreement on the Second Draw Date and concurrently with any prepayment pursuant to this Section 2.06, the Borrower shall pay to the Administrative Agent all accrued interest, fees, costs and expenses, if any, and any other amounts due under the Financing Documents in respect of the principal amount of the Senior Debt Obligations so prepaid.

                  Section 2.07 Interest. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time and (B) the Applicable Margin in effect from time to time, payable in arrears on each Quarterly Date during such periods and on the date such Base Rate
         Advance shall be Converted or paid in full.

                  (ii) Eurodollar Rate Advances. During such periods as such
         Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance and (B) the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the date of such Interest Period and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

                  (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on (i) the unpaid and overdue principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or
(a)(ii) above and (ii) to the fullest extent permitted by Applicable Law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid, in the case of interest, on the Type of Advance on which such interest has accrued pursuant to clause (a)(i) or (a)(ii) above and, in all other cases, on Base Rate Advances pursuant to clause (a)(i) above.

                  (c) Notice of Interest Period and Interest Rate. Promptly after receipt of a Notice of Borrowing pursuant to Section 2.02 or a Notice of Conversion/Continuation pursuant to Section 2.03(b), the Administrative Agent shall give notice to the Borrower and each relevant Lender of the applicable
Interest Period and the applicable interest rate determined by the Administrative Agent for purposes of clause (a)(i) or (a)(ii) above.

                  Section 2.08 Fees. The Borrower shall pay to each Agent for its own account such fees as may from time to time be agreed between the Borrower and such Agent.

                  Section 2.09 Payments Generally; Pro Rata Treatment. (a) The
Borrower shall make each payment hereunder, under the Notes and under any Financing Document to which the Borrower is a party (unless specifically provided otherwise in such Financing Document) owing to any Lender, in full, and without condition or deduction for any counterclaim, defense, recoupment or setoff, not later than 11:00 a.m. (New York City time) on the day when due in Dollars to the Administrative Agent at the Administrative Agent's Account in immediately available funds, with payments being received by the Administrative
Agent after such time being deemed to have been received on the next succeeding
Business Day. The Administrative Agent will promptly thereafter cause like funds to be distributed (i) if such payment by (or for the account of) the Borrower is in respect of principal, interest or any other Obligation then payable hereunder and under the Notes to more than one Lender, to such Lenders for the account of their respective Applicable Lending Offices ratably in accordance with the amounts of such respective Obligations then payable to such Lenders and (ii) if such payment by (or for the account of) the Borrower is in respect of any Obligation then payable hereunder to one Lender, to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) All payments under this Agreement and the other Financing
Documents to any Agent (whether for its own account or for the account of any Lender) or the Depository Bank (as defined in the Security Agreement) shall be made to such Agent or the Depository Bank, respectively.

                  (c) The Borrower hereby authorizes each Lender and each of its Affiliates, if and to the extent payment owed to such Lender is not made when due hereunder or under the Note held by such Lender, to charge from time to time, to the fullest extent permitted by law, against any or all of the Borrower's accounts (other than any Pledged Account or the Controlled Accounts) with such Lender or such Affiliate any amount so due.

                  (d) All computations of interest based on the Base Rate or the Federal Funds Rate shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate and of fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an interest rate, fee or commission hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (e) Whenever any payment hereunder or under any of the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (f) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative
Agent, at the Federal Funds Rate.

                  (g) If the Administrative Agent receives funds for application to the Obligations owing to the Lenders under the Financing
Documents under circumstances for which the Financing Documents do not specify the manner in which such funds are to be applied, the Administrative Agent shall apply such funds to the ratable payment of all outstanding Obligations owing in respect of the Advances.

                  (h) If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise), other than pursuant to Section 2.10, 2.11 or 2.12, as a result of an assignment pursuant to Section 9.07 or as a result of the payment of an Amendment Fee which has been offered to or is available to all Lenders on the same terms, (a) on account of Obligations due and payable to such Lender hereunder and under the Notes at such time in excess of its ratable share
(according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the Notes at such time obtained by all the Lenders at such time or (b) on account of Obligations owing (but not due and payable) to such Lender hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the Notes at such time) of payments on account of the Obligations owing
(but not due and payable) to all Lenders hereunder and under the Notes at such time obtained by all of the Lenders at such time, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price to the extent of such Lender's ratable share (according to the proportion of (i) the purchase price paid to such Lender to (ii) the aggregate purchase price paid to all Lenders) of such recovery together with an amount equal to such Lender's ratable share
(according to the proportion of (i) the amount of such other Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section 2.09 may, to the fullest extent permitted by Applicable Law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.

                  Section 2.10 Illegality. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar
Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar
Rate Advance will automatically, upon such demand, Convert into a Base Rate
Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative
Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided that, before making any such demand, such Lender agrees to use reasonable efforts
(consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

                  Section 2.11 Increased Costs. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve
Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other
Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances (excluding, for purposes of this Section 2.11, any such increased costs resulting from (A) Covered Taxes or Other Taxes (as to which Section 2.12 shall govern) and (B) changes in the basis of taxation of overall net income or overall gross income by the United
States or by the foreign jurisdiction or state under the laws of which such Lender is organized or has its Applicable Lending Office or any political subdivision thereof), then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that a Lender claiming additional amounts under this Section 2.11(a) agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other
Governmental Authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender and that the amount of such capital is increased by or based upon the existence of such Lender's commitment to lend and other commitments of such type, then, upon demand by such Lender or such corporation (with a copy of such demand to the Administrative Agent), the Borrower shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender in the light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's commitment to lend hereunder. A certificate as to such amounts submitted to the Borrower by such Lender shall be conclusive and binding for all purposes, absent manifest error.

                  (c) If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

                  Section 2.12 Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.09, free and clear of and without deduction for any and all present or future withholding taxes, including levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, (i) taxes imposed on (or measured by) its overall net income, or any franchise taxes or other similar taxes imposed for the privilege of carrying on a business in corporate form (other than taxes imposed as a result of entering into this Agreement or any other
Financing Document and the transactions contemplated hereby or thereby), or taxes measured by its net worth or shareholder's capital, by the United States, or by the jurisdiction under the laws of which such recipient is organized or in which its Applicable Lending Office is located, (ii) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which the Applicable Lending Office of any Lender is located and (iii) withholding taxes excluded pursuant to clause (e) of this Section
2.12 (all such non-excluded taxes, including levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Covered Taxes"). If the Borrower shall be required by law to deduct any Covered Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative
Agent, (A) the sum payable by the Borrower shall be increased as may be necessary so that after the Borrower and the Administrative Agent have made all required deductions (including deductions applicable to additional sums payable under this Section 2.12) such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (B) the Borrower shall make all such deductions and (C) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, the Borrower shall pay any present or future stamp, documentary, excise, property, intangible, mortgage recording or similar taxes, charges or levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performance under, or otherwise with respect to, this Agreement or any other Financing
Document, but excluding all other U.S. federal taxes other than withholding taxes (hereinafter referred to as "Other Taxes"). If revised disclosure regulations under Section 6011 of the Internal Revenue Code are issued which modify the definition of a "reportable transaction" so that it does not include a transaction where the issuer of a debt instrument provides an indemnity for taxes, in addition to withholding taxes imposed on interest paid on the debt instrument, for purposes of subsections (a) and (b) of this Section 2.12, the terms "Covered Taxes" and "Other Taxes" shall include all such taxes (other than any taxes described in clauses (i), (ii) and (iii) of Section 2.12(a) above), whether or not collected by way of withholding.

                  (c) The Borrower shall indemnify each Lender and the Administrative Agent for and hold them harmless against the full amount of Covered Taxes and Other Taxes, and for the full amount of taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.12, imposed on or paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent
(as the case may be) makes written demand therefor.

                  (d) As soon as practicable (but in no event later than 90 days) after the date of any payment of Covered Taxes, the Borrower shall furnish to the Administrative Agent, at its address referred to in Section
9.02, the original or a certified copy of a receipt evidencing such payment.
Excluding payments made by the Administrative Agent, in the case of any payment hereunder or under the Notes by or on behalf of the Borrower through an account or branch outside the United States or by or on behalf of the Borrower by a payor that is not a United States person, if the Borrower determines that no Covered Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Covered Taxes. For purposes of subsections (d) and (e) of this Section 2.12, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal
Revenue Code.

                  (e) Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time thereafter as requested in writing by the Borrower (but only so long thereafter as such Lender remains lawfully able to do so), provide each of the Administrative Agent and the Borrower with two duly completed copies of (i) Internal Revenue Service Form
W-8ECI, or any successor form thereto, certifying that the payments received from the Borrower hereunder are effectively connected with such Lender's conduct of a trade or business in the United States; or (ii) Internal Revenue
Service Form W-8BEN, or any successor form thereto, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest;
or (iii) Internal Revenue Service Form W-8BEN or any successor form thereto, together with a certificate stating that (1) the Lender is not a bank for purposes of Internal Revenue Code Section 881(c)(3)(A), or the obligation of the Borrower hereunder is not, with respect to such Lender, pursuant to a loan agreement entered into in the ordinary course of its trade or business, within the meaning of that Section; (2) the Lender is not a 10% shareholder of the Borrower within the meaning of Internal Revenue Code Section 871(h)(3) or
881(c)(3)(B); and (3) the Lender is not a controlled foreign corporation that is related to the Borrower within the meaning of Internal Revenue Code Section
881(c)(3)(C); or (iv) such other governmental forms as may be applicable to the Lender, including Forms W-8IMY or W-8EXP, which will reduce the rate of withholding tax on payments of interest. Each Lender organized under the laws of the United States that is not a corporation shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial
Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each other Lender, and from time to time as requested in writing by the Borrower, provide each of the Administrative Agent and the Borrower with two duly completed copies of Internal Revenue Service
Form W-9. Each Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender (but only to the extent such Lender is lawfully able to do so). Each such Lender shall promptly notify the Borrower at any time that it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the Internal Revenue Service for such purpose). If the forms provided by a Lender at the time such Lender first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Covered Taxes unless and until such Lender provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Covered Taxes for periods governed by such forms; provided, however, that if, at the effective date of the Assignment and Acceptance pursuant to which a Lender becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) of this Section 2.12 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Covered Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Covered Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required by the applicable Internal Revenue Service form (or related certificate described above), that the applicable Lender reasonably considers to be confidential, such Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

                  (f) Notwithstanding the foregoing, for any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in subsection (e) above (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender shall not be entitled to indemnification under subsection (a) or (c) of this Section 2.12 with respect to Covered Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender become subject to Covered Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Covered
Taxes.

                  (g) Any Lender claiming any additional amounts payable pursuant to this Section 2.12 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office or Domestic Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (h) If any Lender determines, in its sole discretion, that it has actually and finally realized, by reason of a refund, deduction or credit of any Covered Taxes paid or reimbursed by the Borrower pursuant to subsection
(a) or (c) above in respect of payments under this Agreement or any Note, a current monetary benefit that it would otherwise not have obtained, and that would result in the total payments under this Section 2.12 exceeding the amount needed to make such Lender whole, such Lender shall pay to the Borrower, with reasonable promptness following the date on which it actually realizes such benefit, an amount equal to the lesser of the amount of such benefit or the amount of such excess, in each case net of all out-of-pocket expenses in securing such refund, deduction or credit.

                  Section 2.13 Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from the Advances owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The
Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender, with a copy to the Administrative
Agent, a Note, in substantially the form of Exhibit C hereto, payable to the order of such Lender in a principal amount equal to the Advances owing to, or to be made by, such Lender. All references to Notes in the Financing Documents shall mean Notes, if any, issued hereunder.

                  (b) The Register maintained by the Administrative Agent pursuant to Section 9.07(d) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded
(i) the date and amount of each Advance outstanding hereunder, whether such Advance bears interest at the Base Rate or the Eurodollar Rate, and, if appropriate, the Interest Period applicable thereto; (ii) the terms of each Assignment and Assumption delivered to and accepted by it; (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender; and (iv) the amount of any sums received by the Administrative Agent from the Borrower hereunder and each Lender's share thereof.

                  (c) Entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.

                  Section 2.14 Request for Commitments. (a) Provided there exists no Default or Event of Default, upon notice to the Administrative Agent
(which shall promptly notify the Lenders), the Borrower may, from time to time, request from the Lenders commitments to make new loans (to be Advances for all purposes under this Agreement and the other Financing Documents) in an aggregate amount (for all such requests) not exceeding $200,000,000 (the
"Incremental Commitments"); provided that (i) any such request for a commitment shall be in a minimum amount of $50,000,000, (ii) the Borrower may make a maximum of three such requests and (iii) the advances made pursuant to this
Section 2.14 in connection with such request shall initially be Base Rate
Advances. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten
Business Days from the date of delivery of such notice to the Lenders). Each
Lender shall notify the Administrative Agent within such time period whether or not it agrees to provide any such commitment and, if so, whether in an amount equal to, greater than, or less than its ratable share of such requested commitment. Any Lender not responding within such time period shall be deemed to have declined to make any commitment pursuant to this Section 2.14. The
Administrative Agent shall notify the Borrower and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested commitment, the Borrower may also invite additional Eligible
Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

                  (b) If any Incremental Commitments are made in accordance with this Section 2.14, the Administrative Agent and the Borrower shall determine the effective date (the "Commitment Effective Date") and the final allocation of such commitments. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such commitments and the Commitment Effective Date. As a condition precedent to such commitments, the Borrower shall deliver to the Administrative Agent a certificate dated as of the Commitment Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such commitments, and (ii) certifying that: (A) before and after giving effect to such commitments, the representations and warranties of each Loan Party contained in Article IV of this Agreement and the other Financing Documents are true and correct on and as of the Commitment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in Section 4.01(g) shall be deemed to refer to the most recent statements furnished pursuant to Section 5.04, (B) before and after giving effect to such commitments, no Default or Event of Default exists, (C) the Borrower is in pro forma compliance with the covenants set forth in Section
5.03 for the period of four consecutive fiscal quarters ending on the last date of the last completed fiscal quarter immediately preceding the proposed date of incurrence of Debt pursuant to this Section 2.14(b) (on the assumption that such incurrence of Debt under this provision occurred on the first day of such four fiscal quarter period and using historical results of the Borrower and its Subsidiary for such period), (D) all Governmental Approvals necessary for the Borrower to incur the Debt to be incurred under this Section 2.14 have been obtained, are in full force and effect and are not subject to appeal, except as provided in Section 24 of PUHCA, (E) with respect to any Debt to be incurred under this Section 2.14 prior to the amendment and restatement of the Security
Agreement on the Second Draw Date, the Borrower has complied with Section 2.13 of the Security Agreement and (F) with respect to any Debt to be incurred under this Section 2.14 after the amendment and restatement of the Security Agreement on the Second Draw Date, the Borrower has complied with the Real Property
Requirements.

                  (c) On each Commitment Effective Date, upon fulfillment of the conditions set forth in clause (b) above, the Administrative Agent shall notify the Lenders and the Borrower, on or before 12:00 p.m. (New York City time) on the Business Day immediately preceding the proposed Commitment
Effective Date by facsimile of the new commitments to be made on such Commitment Effective Date and the amount and final allocation of such commitments applicable to each Lender. Each existing Lender making a commitment as set forth above, and each Eligible Assignee becoming a Lender in accordance with clause (a) above shall, before 2:00 p.m. (New York City time) on the applicable Commitment Effective Date, make available to the Administrative
Agent in immediately available funds (i) in the case of any existing Lender, an amount equal to such Lender's commitment and (ii) in the case of any such Eligible Assignee, an amount equal to such Eligible Assignee's commitment. The
Administrative Agent shall promptly make such funds available to the Borrower.

                  (d) Each loan advanced by a Lender as a result of such Lender making a commitment pursuant to this Section 2.14, and each loan advanced by any Eligible Assignee becoming a Lender in accordance with clause (a) above, shall be an "Advance" for all purposes hereunder. Each Eligible Assignee becoming a Lender in accordance with clause (a) above shall be deemed to be a "Lender" for all purposes hereunder.

                  (e) To the extent any Lender that makes an Advance pursuant to this Section 2.14 already holds a Note or Notes, upon request the Borrower shall promptly execute and deliver to such Lender, with a copy to the Administrative Agent, a new Note, in substantially the form of Exhibit C hereto, payable to the order of such Lender in a principal amount equal to the Advance made by such Lender pursuant to this Section 2.14.

                  (f) The failure of any Lender that has agreed to an Incremental Commitment pursuant to this Section 2.14 to make an Advance with respect thereto shall not relieve any other Lender that has agreed to an Incremental Commitment pursuant to this Section 2.14 of its obligation to make an Advance under Section 2.14 but no Lender shall be responsible for the failure of any other Lender to make any Advance under this Section 2.14 on any Commitment Effective Date.

                  Section 2.15 Use of Proceeds. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely (a) in the case of the initial Borrowing made on the Closing Date, to refinance the aggregate principal amount outstanding under the Existing Credit
Agreement, (b) in the case of the Borrowing made on the Second Draw Date, to refinance the aggregate principal amount outstanding under the Senior Secured
Notes on the Second Draw Date and (c) in the case of any additional borrowing made pursuant to Section 2.14, for general corporate purposes.

                                  ARTICLE III
                          CONDITIONS OF EFFECTIVENESS

                  Section 3.01 Conditions Precedent to Closing Date. No Lender shall be required or obligated to make an Advance pursuant to clause (a) of
Section 2.01 on the Closing Date and on the terms set forth herein until the first Business Day on which the following conditions precedent have been satisfied (or waived, as evidenced by an "effective date" notice to the Borrower from the Lenders), as determined by each Lender (provided that if the Closing Date does not occur on or before August 31, 2005, the Commitments of the Lenders shall terminate on such date):

                  (a) The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals)
(unless otherwise specified), each properly executed by a Responsible Officer of the signing Loan Party (if executed by such Loan Party), each dated the date of the initial Borrowing (the "Closing Date") (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Lenders (unless otherwise specified) and in sufficient copies for the Agents and the Borrower (unless otherwise specified):

                  (i) executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, the Collateral
         Agent and the Borrower;

                  (ii) to the extent requested, duly executed Notes of the Borrower for the account of each Lender that has so requested, complying with the provisions of Section 2.13;

                  (iii) an Officer's Certificate satisfying the requirements of
         Section 2.13(c) of the Security Agreement, together with all attachments thereto;

                  (iv) executed counterparts of an Accession Agreement to be delivered to the Collateral Agent and the Intercreditor Agent pursuant to Section 2.13(d) of the Security Agreement;

                  (v) executed counterparts of an amendment to the Security
         Agreement such that the Security Agreement shall be amended immediately after giving effect to the Borrowing on the Closing Date and further amended and restated immediately after giving effect to the Borrowing and the redemption of the Senior Secured Notes on the Second Draw Date, in each case, as provided in the form attached hereto as Exhibit E (the "SIA Amendment"), sufficient in number for distribution to each Agent and the Borrower, together with:

                           (A) proper financing statements, duly completed for
                  filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or reasonably desirable in order to perfect and protect the liens and security interests created under the Collateral
                  Documents in favor of the Agents or the Lenders, covering the Collateral described in the Collateral Documents;

                           (B) results of lien searches, dated on or no earlier
                  than 45 days before the Closing Date, for existing financing statements filed in the jurisdictions referred to in Section
                  3.01(a)(v)(A) that name any Loan Party as debtor, together with copies of all such financing statements; and

                           (C) evidence that all other action that the
                  Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens and security interests in favor of the Agents or the Lenders created under the Security
                  Agreement and the Account Control Agreements (both before and after giving effect to the Closing Date Transactions), other than the Other Perfection Requirements, has been taken;

                  (vi) the Amended and Restated Mortgages (in recordable form), duly executed and delivered by each of the Loan Parties party thereto, so as to create or ensure the continued effectiveness of the Liens created thereby, all as determined by the Administrative Agent and its counsel, together with:

                           (A) confirmation from Chicago Title Insurance
                  Company or such other title insurers acceptable to the Administrative Agent recording the Amended and Restated
                  Mortgages that duly executed counterparts of such Amended and Restated Mortgages that are sufficient for recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create valid and subsisting Liens on the property described therein in favor of the Collateral Agent for the benefit of the Secured
                  Parties have been delivered to Chicago Title Insurance
                  Company or such other title insurer, and evidence reasonably satisfactory to the Administrative Agent that all filing and recording taxes and fees have been paid;

                           (B) fully paid American Land Title Association
                  Lender's Extended Coverage title insurance policies in form and substance, with endorsements and in amounts acceptable to the Administrative Agent, issued by Chicago Title Insurance
                  Company or such other title insurers acceptable to the Administrative Agent, insuring the Amended and Restated
                  Mortgages for the properties described therein to be valid and subsisting Liens on the properties described therein, free and clear of all defects (including mechanics' Liens and materialmen's Liens) and encumbrances, excepting only
                  Permitted Liens (other than mechanic's liens and materialmen's liens to be insured against under said policies), and providing for such other affirmative insurance
                  (including endorsements for future advances under the Financing Documents and for mechanics' and materialmen's
                  Liens) as the Administrative Agent may deem necessary or desirable;

                           (C) at the Administrative Agent's option, either (i)
                  ALTA Surveys, for which all necessary fees (where applicable) have been paid, dated no more than 60 days before the Closing
                  Date, of the properties described in the Amended and Restated
                  Mortgages, showing only such exceptions as are acceptable to the Administrative Agent, and each certified to the Collateral Agent and the issuer of the title insurance policies referred to above in a manner satisfactory to the Administrative Agent by a land surveyor duly registered and licensed in the State in which the property described in such survey is located and acceptable to the Administrative Agent or (ii) affidavits of the Borrower and of the relevant Loan
                  Parties, dated as of the Closing Date, certifying to the Administrative Agent, the Collateral Agent, and the Lenders and the title insurance company recording the Amended and Restated Mortgages that there have been no changes, replacements or additions to the improvements on the properties described in the Amended and Restated Mortgages which encroach upon the property or rights of others, which violate any setback or other zoning requirements or which violate any agreements of the Borrower or such Loan Parties, and otherwise in form and substance satisfactory to the Administrative Agent;

                           (D) evidence that all action (including payment by
                  Borrower of all title search expenses, title insurance premiums, recording fees, mortgage recording taxes and like taxes) that the Administrative Agent may deem necessary or desirable in order to preserve, perfect and protect the liens and security interests created under the Collateral Documents
                  (other than the Other Perfection Requirements) securing all Obligations of the Borrower and the Loan Parties under the Financing Documents have been taken; and

                           (E) releases of the Term Mortgages not being amended
                  and restated pursuant to the Amended and Restated Mortgages
                  (in recordable form), duly executed, delivered and acknowledged;

                  (vii) certified copies of resolutions of the Board of Directors of each Loan Party (A) approving the Transactions to which each such Loan Party is or is to be a party and (B) the execution, delivery and performance of each Financing Document to which such Loan
         Party is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect to the Transactions and each Financing Document to which such Loan Party is or is to be a party;

                  (viii) copies of a certificate of the Secretary of State of the jurisdiction of formation of each Loan Party, certifying (A) as to a true and correct copy of the certificate of incorporation or formation of such Loan Party and each amendment thereto on file in such Secretary's office and (B) that (1) such amendments are the only amendments to such certificate on file in such Secretary's office, (2) such Loan Party has paid all franchise taxes to the date of such certificate and (3) such Loan Party is duly formed and in good standing or presently subsisting under the laws of the State of its jurisdiction of formation;

                  (ix) copies of a certificate of the Secretary of State of each jurisdiction (other than the jurisdiction of its formation) set forth on Schedule 4.01(b) for each Loan Party stating that such Loan
         Party is duly qualified to do business and in good standing as a foreign corporation in such State and has filed all annual reports required to be filed to the date of such certificate, as applicable;

                  (x) certificates signed on behalf of each Loan Party by its Secretary or any Assistant Secretary (the statements made in which certificate shall be true on and as of the Closing Date), certifying
         (A) as to a true and correct copy of the Constituent Documents of such Loan Party as of the Closing Date and each amendment to its Constituent Documents, if any, from the date on which the resolutions referred to in Section 3.01(a)(vii) were adopted to the Closing Date,
         (B) the absence of any proceeding for the dissolution or liquidation of such Loan Party; and (C) the names and true signatures of the officers of such Loan Party authorized to sign each Financing Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder;

                  (xi) forecasts prepared by management of the Borrower of balance sheets, income statements and cash flow statements of the Borrower reasonably acceptable to the Administrative Agent on a consolidated basis for each fiscal quarter commencing with the fiscal quarter ending March 31, 2005 through the fiscal quarter ending
         December 31, 2009;

                  (xii) legal opinions of appropriate counsel for the Loan
         Parties, as to such matters as any Lender may reasonably request;

                  (xiii) legal opinions of appropriate counsel to the Administrative Agent (including Shearman & Sterling LLP), as to such matters as the Administrative Agent may reasonably request;

                  (xiv) an Officer's Certificate of the Borrower, attaching copies of all Material Governmental Approvals and certifying that (A) the copies of each of the Material Governmental Approvals delivered pursuant to this Section 3.01(a)(xiv) are true, correct and complete copies of such Material Governmental Approval; (B) each Governmental
         Approval is in full force and effect, and is not subject to any pending appeal, intervention or similar proceeding or any unsatisfied condition that may result in modification or revocation thereof; (C) any and all conditions set forth in all Governmental Approvals that are then required to be satisfied have been satisfied; and (D) to the best knowledge of the Responsible Officer providing such Officer's
         Certificate, no event has occurred that could reasonably be expected to result in the modification, cancellation or revocation of any Governmental Approval;

                  (xv) a certificate from the Chief Financial Officer of the Borrower attesting to the Solvency of the Borrower and its Subsidiaries, when considered as a whole, immediately before and immediately after giving effect to the Closing Date Transactions, in each case giving pro forma effect to the Closing Date Transactions;

                  (xvi) certificates signed by a Responsible Officer of the Borrower to the effect that (A) the representations and warranties contained in Article IV are true and correct on and as of the Closing
         Date as though made on and as of such date both immediately before and immediately after giving effect to the Transactions being effected on the Closing Date (the "Closing Date Transactions"); and (B) no Default has occurred and is continuing or would result from the consummation of the Closing Date Transactions; and

                  (xvii) audited Consolidated financial statements for the Borrower and its Subsidiaries for the fiscal year ending December 31, 2004 and unaudited Consolidated financial statements for the Borrower and its Subsidiaries for the fiscal quarter ending March 31, 2005.

                  (b) There shall exist no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries or any such Person's properties pending or threatened, before any court, before or by any Governmental Authority or before any arbitrator which (i) could reasonably be expected to have a Material Adverse Effect other than the matters described on Schedule 4.01(f) (the "Disclosed Litigation"); (ii) purports to affect the Transactions or any portion thereof, the ability of the Borrower or any Loan Party to perform their respective obligations under the Financing
Documents; or (iii) purports to affect the legality, validity or enforceability of any Financing Document, or the consummation of the Transactions.

                  (c) All Governmental Approvals and third party consents and approvals necessary in connection with the Transactions shall have been obtained (without the imposition of any conditions that are adverse to the Lenders), shall be in full force and effect and not be subject to appeal and shall not contain any conditions which are then required to be satisfied and have not been satisfied; all then-applicable waiting periods in connection with the Transactions shall have expired without any action being taken by any competent authority, and no law or regulation shall be applicable, in each case that restrains, prevents or imposes materially adverse conditions upon the Transactions or the rights of the Borrower or its Subsidiaries to create or maintain the perfection of any Lien on, any properties now owned or hereafter acquired by any of them.

                  (d) Except for Disclosed Matters as of the date hereof, since
December 31, 2004, there shall not have occurred any Material Adverse Change.

                  (e) All conditions to the effectiveness of the SIA Amendment set forth in Section 5 of the SIA Amendment shall have been satisfied.

                  (f) All required stamp duties, registration fees, filing costs and other charges in connection with the execution, delivery, filing, recording, perfection, priority or admissibility in evidence of the Financing
Documents, and the security interests purported to be granted by the Financing
Documents, required to be paid on or prior to the Closing Date shall have been paid in full or an appropriate exemption therefrom shall have been obtained.

                  (g) All Taxes (i) due and payable on or prior to the Closing
Date in connection with the execution, delivery, filing, recording or admissibility in evidence of the Financing Documents or to ensure the legality, validity, enforceability, perfection or admissibility in evidence of the Financing Documents and (ii) due and payable on or prior to the Closing Date by the Borrower or any of its Subsidiaries in connection with the consummation of the transactions contemplated by, and the performance of, the Financing
Documents shall, in the case of clauses (i) and (ii) of this Section 3.01(g), have been duly paid in full.

                  (h) The representations and warranties of the Borrower and each other Loan Party contained in Article IV and Article III of the Security
Agreement shall be true and correct, on and as of the Closing Date (immediately before and immediately after the consummation of the Closing Date
Transactions), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

                  (i) No Default shall exist, or would result from the consummation of the Closing Date Transactions, including the making of the initial Borrowing and the application of the proceeds of such Borrowing.

                  (j) The Borrower shall have paid all accrued fees of the Agents, the Lenders and the Arranger Parties and all accrued expenses of the Administrative Agent, the Collateral Agent and the Intercreditor Agent
(including under the Existing Credit Agreement and under any Fee Letter and all fees and expenses payable pursuant to Section 9.04(a)) to the extent invoiced at least 3 Business Days prior to the Closing Date.

                  Section 3.02 Conditions Precedent to Second Draw Date.
Following the Closing Date, no Lender shall be required or obligated to make any further Advance pursuant to clause (b) of Section 2.01 on the Second Draw
Date and on the terms set forth herein until the first Business Day on which the following conditions precedent have been satisfied (or waived, as evidenced by notice to the Borrower from the Administrative Agent) (provided that if the Second Draw Date does not occur on or before the date which is 60 days after the Closing Date, the Unused Commitments of the Lenders shall terminate on such date):

                  (a) The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals)
(unless otherwise specified), each properly executed by a Responsible Officer of the signing Loan Party (if executed by such Loan Party), each dated the date of the second Borrowing (the "Second Draw Date") and each in form and substance satisfactory to the Administrative Agent:

                  (i) a certificate signed by a Responsible Officer of each Loan Party to the effect that no Default has occurred and is continuing or would result from the consummation of the Transactions being effected on the Second Draw Date (the "Second Draw Date
         Transactions");

                  (ii) a copy of a redemption notice dated as of a date not more than 60 days, and not less than 30 days, prior to the Second Draw
         Date issued by the Borrower pursuant to Section 1105 of the Senior
         Note Indenture providing for the redemption of the Senior Secured
         Notes on the Second Draw Date;

                  (iii) a favorable opinion of Skadden, Arps, Slate, Meagher &
         Flom LLP, counsel for the Loan Parties, in substantially the form of Exhibit G hereto;

                  (iv) a favorable opinion of Hunton & Williams LLP, Virginia counsel to Buchanan Energy Company of Virginia, LLC in substantially the form of Exhibit H hereto; and

                  (v) a legal opinion of Shearman & Sterling LLP as to such matters as the Administrative Agent may reasonably request.

                  (b) No Default shall exist, or would result from the consummation of the Second Draw Date Transactions, including the making of the second Borrowing on the Second Draw Date.

                  (c) The proceeds of the second Borrowing shall be required to refinance the aggregate principal amount outstanding in respect of the Senior
Secured Notes on the Second Draw Date.

                  (d) All amounts outstanding under the Senior Unsecured B
Notes shall have been repaid or the Borrower shall have made arrangements reasonably satisfactory to the Administrative Agent for the repayment of all such amounts on the Second Draw Date.

                  Section 3.03 Determinations Under Section 3.01 and Section
3.02. For purposes of determining compliance with the conditions specified in
Section 3.01 and Section 3.02 each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to it unless an officer of the Administrative Agent responsible for the transactions contemplated by the applicable Financing Documents shall have received notice from such Lender prior to the Closing Date or the Second
Draw Date, as the case may be, specifying its objection thereto.


                                  ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01 Representations and Warranties of the Borrower.
The Borrower represents and warrants to each Lender and the Administrative
Agent as of the date hereof, as of the Closing Date and as of the date of any Borrowing made pursuant to Section 2.14, that:

                  (a) Each of the Borrower and its Subsidiaries (i) is a limited liability company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and (ii) has all requisite corporate or limited liability company (as applicable) power and authority (including all governmental licenses, permits and other approvals) to carry on its business as now conducted, except, in the case of clause (ii) only, where the failure to so qualify or be so licensed, or to have such power and authority, could not reasonably be expected to have a Material
Adverse Effect. All of the outstanding Equity Interests in the Borrower have been validly issued, are fully paid and non-assessable and, except for the ML
Interests, are owned by the Parent free and clear of all Liens other than pursuant to the Collateral Documents and Liens for taxes, assessments and governmental charges or levies.

                  (b) Set forth on Schedule 4.01(b) is a complete and accurate list of all Subsidiaries of the Borrower as of the Closing Date, showing (as to each such Subsidiary) the jurisdiction of its formation, the number of shares of each class of its Equity Interests authorized, and the number outstanding, on the date hereof and the percentage of each such class of its Equity
Interests, the identity of each owner thereof and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding Equity Interests in
(i) the Borrower's Subsidiaries (other than AGC) have been validly issued, are fully paid and non-assessable and are owned by the Borrower or one or more of its Subsidiaries free and clear of all Liens, except those created under the Collateral Documents and (ii) AGC have been validly issued, are fully paid and non-assessable and are owned by the Borrower (as to 77.03%), free and clear of all Liens, or by MPC (as to 22.97%).

                  (c) The execution, delivery and performance by each Loan
Party of each Financing Document to which it is or is to be a party, and the consummation of the Transactions, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not (i) contravene such Loan Party's Constituent Documents, (ii) violate any law, rule, regulation (including Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture (including the Bond Instruments or the Senior Note Indenture), mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party or any of its properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any Assets of any Loan Party except where, in the case of clauses (i) through (iv), the violation of any such Constituent Documents, law, rule, regulation, permit, order, writ, judgment, injunction, decree, determination or award, breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, or creation or imposition of such Lien, could not be reasonably expected to have a Material Adverse Effect. No consent or other action by any Person other than the Required Creditors (as such term is defined in the Security Agreement) and the acknowledgement of the Collateral Agent and the Intercreditor Agent is necessary for the effectiveness of the SIA Amendment or the amendment of the Security Agreement pursuant thereto.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of any Financing Document to which it is or is to be a party, or for the consummation of the Transactions, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created under the Collateral
Documents (including the priority nature thereof as stated in the Security
Agreement) other than (A) filing of the financing statements duly completed for filing under the UCC covering the Collateral described in the Collateral
Documents, (B) the filing of the Amended and Restated Mortgages (and upon the filing of such financing statements in the relevant jurisdictions and the filing of the Amended and Restated Mortgages, all authorizations, approvals, actions by, and notices to or filings with, any Governmental Authority required for the perfection of the Liens created by the Collateral Documents (including the priority nature thereof as stated in the Security Agreement), other than the Other Perfection Requirements, shall have been duly obtained, taken and filed) and (C) the Other Perfection Requirements or (iv) the exercise by any Agent or Lender of its rights under the Financing Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except (1) for the authorizations, approvals, actions, notices and filings listed on Part I of
Schedule 4.01(d) (the "Governmental Approvals"), all of which have been duly obtained, taken, given or made, are in full force and effect, are held in the name of a Loan Party, are not subject to appeal, intervention, rehearing, reconsideration, or similar proceeding and are free from any conditions or requirements that have not been satisfied, and are required to be satisfied, on or prior to the dates as of which this representation and warranty is made or reaffirmed, (2) for the Other Perfection Requirements, (3) for all other authorizations, approvals, actions, notices and filings required under Applicable Law for any exercise of possessory remedies with respect to the Collateral (including with respect to foreclosure proceedings) and (4) as disclosed on Part II of Schedule 4.01(d).

                  (e) This Agreement has been, and each other Financing
Document when delivered hereunder will have been, duly executed and delivered by each Loan Party that is a party thereto. This Agreement is, and each other
Financing Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against such Loan Party in accordance with its terms, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (f) There is no action, suit, investigation, litigation or proceeding, including any Environmental Action, which has been commenced against the Borrower or any of its Subsidiaries or any of their respective properties or to the Borrower's knowledge, pending (but not yet commenced) or threatened against it or any of its Subsidiaries before any Governmental
Authority that (i) except for Disclosed Matters, if adversely determined, could reasonably be expected to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) affects or could be reasonably expected to affect the legality, validity or enforceability of any Financing Document or the consummation of the Transactions, and there has been no change in respect of the Disclosed Litigation described on Schedule 4.01(f) which could reasonably be expected to have a Material Adverse Effect.

                  (g) (i) To the extent applicable at the time this representation and warranty is made, each of the financial statements of the Borrower delivered by it to the Administrative Agent pursuant to Sections
3.01(a)(xvii), 5.04(b) and 5.04(c) is true, complete and correct in all material respects as of the date of such statement, has been prepared in accordance with GAAP (subject, in the case of interim financial statements, to normal year-end audit adjustments and the absence of footnotes), and fairly presents in all material respects the Borrower's financial condition and results of operations as of the date thereof. Except (A) for Disclosed Matters or (B) set forth in Schedule 4.01(g), since the date of its most recent financial statements delivered under this Agreement, no event, condition, occurrence or circumstance has existed or has occurred and is continuing which could reasonably be expected to have a Material Adverse Effect.

                  (ii) Since December 31, 2004, no Material Adverse Change has occurred, except (A) to the extent this representation and warranty is made as of the Closing Date, for Disclosed Matters as of the date hereof, and (B) to the extent this representation and warranty is made at any time after the Closing Date, for Disclosed Matters as of the Closing Date.

                  (h) No information, exhibit or report furnished by the Parent or any Loan Party to any Agent, Arranger Party or any other Lender in connection with the negotiation and syndication of the Financing Documents, the consummation of the Transactions or pursuant to the terms of the Financing
Documents, when taken together with the information contained in the Parent's most recent annual report on Form 10-K (the "Form 10-K") and in the Parent's reports filed with the Securities and Exchange Commission under the Securities
Exchange Act of 1934 subsequent to the filing of the Form 10-K and the Borrower's financial statements delivered pursuant to Section 3.01(a)(xvii), taken as a whole, contains (as of the date on which such information is or was provided to any Agent, Arranger Party or Lender, as modified or otherwise supplemented by information so provided) any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, exhibit or report was based upon or constitutes a forecast or projection, the Borrower represents only that such information was prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by the Borrower to be reasonable at the time (it being understood that such forecasts or projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower's control, and that the Borrower makes no representation as to the attainability of such forecasts or projections or as to whether such forecasts or projections will be achieved or materialize).

                  (i) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and such Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form
U 1, as applicable, referred to in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  (j) Neither the Borrower nor any of its Subsidiaries is an "investment company", as such term is defined in the 1940 Act.

                  (k) All filings and other actions necessary or desirable to perfect and protect the security interest in favor of the Lenders and the Agents in the Collateral created under the Collateral Documents have been duly made or taken and are in full force and effect, and the Collateral Documents create in favor of the Collateral Agent for the benefit of the Lenders a valid and, together with such filings and other actions, perfected security interest
(in the order of priority contemplated by the Security Agreement) in the Collateral, securing the payment of the Secured Obligations owed to the Lenders and the Agents hereunder, and all filings and other actions (other than the Other Perfection Requirements) necessary or desirable to perfect and protect such security interest have been duly taken. The Loan Parties are the legal and beneficial owners of the Collateral free and clear of any Lien, except for the liens and security interests created or permitted under the Financing
Documents.

                  (l) The Borrower is, individually and together with its Subsidiaries, Solvent.

                  (m) No ERISA Event has occurred with respect to any qualified retirement Plan that has resulted in a material liability which could be reasonably likely to have a Material Adverse Effect. Schedule B (Actuarial
Information) to the most recent annual report (Form 5500 Series) for each qualified retirement Plan, filed with the Internal Revenue Service, is complete and accurate, and since the date of such Schedule B there has been no material adverse change which could reasonably be expected to have a Material Adverse
Effect on such funding status. Except as would not reasonably be expected to have a Material Adverse Effect, neither the Loan Parties nor any ERISA
Affiliate (i) has incurred any Withdrawal Liability to any Multiemployer Plan, or (ii) has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA.

                  (n) (i) Except as disclosed on Schedule 4.01(n) or in the Parent's filings with the SEC or as could not reasonably be expected to have a Material Adverse Effect, the operations and properties of the Borrower and each of its Subsidiaries comply in all respects with all applicable Environmental
Laws and Environmental Permits. Except as disclosed on Schedule 4.01(n) or in the Parent's filings with the SEC or as could not reasonably be expected to have a Material Adverse Effect, (A) all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without material ongoing obligations or costs and (B) no circumstances exist that could reasonably be expected to (1) form the basis of an Environmental Action against the Borrower or any of its Subsidiaries or any of their properties or (2) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                  (ii) Except as disclosed on Schedule 4.01(n) or in the Parent's filings with the SEC or as could not reasonably be expected to have a Material Adverse Effect, (A) none of the properties currently or formerly owned or operated by the Borrower or any of its Subsidiaries is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list, (B) to its knowledge, there are no and never have been any unlawful underground or aboveground storage tanks or any unlawful surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by the Borrower or any of its Subsidiaries or on any property formerly owned or operated by the Borrower or any of its Subsidiaries, and (C) Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by the Borrower or any of its Subsidiaries.

                  (iii) Except as disclosed on Schedule 4.01(n) or in the Parent's filings with the SEC or as could not reasonably be expected to have a Material Adverse Effect, (A) neither the Borrower nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any governmental or regulatory authority or the requirements of any Environmental Law and (B) all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by the Borrower or any of its Subsidiaries have been used, sold or disposed of in a manner not reasonably expected to result in material liability to the Borrower or any of its Subsidiaries.

                  (o) (i) Neither the Borrower nor any of its Subsidiaries is party to any tax sharing agreement other than the Tax Allocation Agreement.
Insofar as then required thereunder, all amounts due and payable by the Borrower or any of its Subsidiaries under the Tax Allocation Agreement have been paid, and all amounts due and payable to the Borrower or any of its Subsidiaries under any tax sharing agreement have been received (including amounts by way of compensation for the use of tax benefits), except as could not reasonably be expected to have a Material Adverse Effect.

                  (ii) The Borrower and each of its Subsidiaries has filed, has caused to be filed or has been included in all tax returns (federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, except (A) to the extent that the aggregate amount of any unpaid taxes due, together with applicable interest and penalties, does not exceed $25,000,000 or (B) to the extent such unpaid taxes are subject to Contest.

                  (p) Set forth on Part I of Schedule 4.01(p) is a complete and accurate list of all real property with a book value, as of the date hereof, in excess of $5,000,000 owned by the Borrower or any of its Subsidiaries, showing, as of the Closing Date, the street address, county or other relevant jurisdiction, state, and record owner thereof, and showing, as of June 30, 2005, the book value thereof. The Borrower or such Subsidiary has, as of the Closing Date, good, marketable and insurable fee simple title to all real property on such Schedule, free and clear of all Liens, other than Liens created or permitted under the Financing Documents. Since October 28, 2004, neither the Borrower, any Subsidiary of the Borrower or any other Loan Party has (i) sold, transferred or otherwise disposed of a Material Property, except as disclosed in Part II of Schedule 4.01(p) or (ii) acquired a Material
Property, except as disclosed in Part III of Schedule 4.01(p). Since October
28, 2004 there have been (A) no changes, replacements or additions to the improvements on the properties described in the Mortgages that are not the subject of mortgagee title insurance which encroach upon the property or rights of others, which violate any setback or other zoning requirements or which violate any agreements of Borrower or any other Loan Party, except as disclosed in Part IV of Schedule 4.01(p) and (B) no Liens or encumbrances affecting the properties described in the Mortgages that are not the subject of mortgagee title insurance, except Permitted Liens and except as disclosed on Part V of
Schedule 4.01(p).

                  (q) Set forth on Schedule 4.01(q) is a complete and accurate list, as of the Closing Date, of all leases of real property under which the Borrower or any of its Subsidiaries is the lessee and which provide for annual lease payments in excess of $1,000,000, showing as of the Closing Date the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof.

                  (r) Each Material Contract has been duly authorized, executed and delivered by each Loan Party thereto, is in full force and effect and is binding upon and enforceable against each such Loan Party in accordance with its terms, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and, except as described in Schedule 4.01(r), there exists no default under any Material Contract by any party thereto, except to the extent that any such default could not reasonably be expected to have a Material Adverse Effect.

                  (s) Set forth on Schedule 4.01(s) is a complete and accurate list as of the Closing Date, (except, solely with respect to the amount thereof, as otherwise indicated thereon) of each Qualifying Obligation constituting Surviving Debt owed by the Borrower or any of its Subsidiaries, showing the amount, obligor or issuer, creditor and maturity thereof.

                  (t) Set forth on Schedule 4.01(t) is a complete and accurate list as of the Closing Date of all Liens (other than Permitted Liens, Liens created under the Collateral Documents and Liens specified in clause (iv) below) on the Assets of the Borrower and its Subsidiaries, showing the lienholder thereof and the Assets of the Borrower or any of its Subsidiaries subject thereto. The property of the Borrower and its Subsidiaries is subject to no Liens other than (i) Liens set forth on Schedule 4.01(t), (ii) Permitted
Liens, (iii) Liens created under the Collateral Documents, and (iv) Liens existing as of the Closing Date but not set forth on Schedule 4.01(t) which secure, individually, an amount of Obligations not to exceed $5,000,000 or which secure, in the aggregate, an amount of Obligations not to exceed
$25,000,000.

                  (u) As of the Closing Date, set forth on Schedule 4.01(u) is a complete and accurate list of all Investments held by the Borrower or any of its Subsidiaries other than (i) Cash Equivalents, (ii) extensions of credit in the ordinary course and (iii) Investments which have, in the aggregate, a fair market value of less than $5,000,000.

                  (v) The Borrower is a "registered holding company", as such term is defined in PUHCA. Except as could not reasonably be expected to have a Material Adverse Effect, the Borrower and each of its Subsidiaries has all authorizations and approvals from the Federal Energy Regulatory Commission or other Governmental Authority required to provide the services and goods
(including electric capacity, energy and ancillary services) it sells, including all necessary rate schedules on file and effective with the Federal
Energy Regulatory Commission for the Borrower and its Subsidiaries to sell electricity at wholesale and authorizations necessary for the Borrower and its Subsidiaries to engage in existing affiliate transactions.

                  (w) As of the Closing Date, neither the Borrower nor any of its Subsidiaries directly or indirectly owns or operates any "qualifying facilities," as defined in the Public Utility Regulatory Policies Act of 1978 and the regulations of the Federal Energy Regulatory Commission issued thereunder.

                  (x) As of the Closing Date, neither the Borrower nor any of its Subsidiaries directly or indirectly holds any license issued by the Nuclear
Regulatory Commission, or has any direct or indirect interest in, or directly or indirectly possesses, uses, or engages in any activities or transactions with respect to, any "byproduct material," "source material," or "special nuclear material," as those terms are defined in the Atomic Energy Act of 1954 and the regulations of the Nuclear Regulatory Commission issued thereunder.

                  (y) The Borrower and its Subsidiaries have all necessary property rights (including easements or other rights of ingress or egress) required for the design, development, construction, supply, start-up, commissioning, testing, operation or maintenance of each electric generating power station owned, partially or wholly, or being developed by the Borrower or such Subsidiary, and all services, electric and other interconnections, transmission facilities, utilities, water supply and water discharge facilities and materials for the Borrower and its Subsidiaries to develop, construct, operate and maintain each electric power generating plant of the Borrower or such Subsidiary are owned or leased by the Borrower or such Subsidiary, or are required to be made available to the Borrower or such Subsidiary under the Assigned Agreements (as defined in the Security Agreement), except for those which are otherwise available to the Borrower or such Subsidiary at commercially reasonable rates or the absence of which could not reasonably be expected to have a Material Adverse Effect.

                  (z) Set forth on Schedule 4.01(z) is a true, complete and correct description of all property and general liability insurance maintained by or on behalf of the Borrower and its Subsidiaries as of the Closing Date. As of the Closing Date, such insurance is in full force and effect and all premiums that are due and owed have been duly paid, except where the failure to pay could not reasonably be expected to have a Material Adverse Effect. None of the Borrower or any of its Subsidiaries has any reason to believe that it will not be able to renew its existing coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a substantially similar cost as available to companies of a similar size operating in the same or similar businesses.

                  (aa) None of the Excluded Subsidiaries or Excluded Entities
(other than AGC, Buchanan Generation, LLC, AES Gleason and AES Wheatland) individually holds any Assets, including any deposit or securities accounts with a book value in excess of $10,000,000.

                  (bb) Neither AES Gleason nor AES Wheatland holds any Assets other than the Gleason and Wheatland generating facilities, respectively, and other related non-material Assets.

                  (cc) No Default has occurred and is continuing.

                  Section 4.02 Representations and Warranties of the Other Loan
Parties. Each Loan Party other than the Borrower represents and warrants to each Lender and the Administrative Agent as of the date hereof, as of the Closing Date and as of the date of any Borrowing made pursuant to Section 2.14, that:

                  (a) It (i) is a limited liability company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and (ii) has all requisite corporate or limited liability company power and authority (including all governmental licenses, permits and other approvals) to carry on its business as now conducted, except, in the case of clauses (ii) only, where the failure to so qualify or be so licensed, or to have such power and authority, could not reasonably be expected to have a Material Adverse Effect. All of the outstanding Equity Interests in such Loan Party have been validly issued, are fully paid and non-assessable and are owned by another Loan Party free and clear of all Liens other than Liens created under the Collateral Documents.

                  (b) Its execution, delivery and performance of each Financing
Document to which it is or is to be a party, and the consummation of the Transactions to which it is or is to be a party, are within its corporate powers, have been duly authorized by all necessary corporate action, and do not
(i) contravene its Constituent Documents, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to it, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument to which it is a party or (iv) except for the Liens created under the Collateral
Documents, result in or require the creation or imposition of any Lien upon or with respect to any of its Assets except where, in the case of clauses (i) through (iv), the violation of any such Constituent Documents, law, rule, regulation, permit, order, writ, judgment, injunction, decree, determination or award, breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, or creation or imposition of such Lien, could not be reasonably expected to have a Material Adverse Effect.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required by it for (i) its due execution, delivery, recordation, filing or performance of any Financing Document to which it is or is to be a party, (ii) its grant of the Liens granted by it pursuant to the Collateral Documents,
(iii) the perfection or maintenance of the Liens created by it under the Collateral Documents (including the priority nature thereof as stated in the Security Agreement) other than (A) filing of the financing statements duly completed for filing under the UCC covering the Collateral described in the Collateral Documents, (B) the filing of the Amended and Restated Mortgages (and upon the filing of such financing statements in the relevant jurisdictions and the filing of the Amended and Restated Mortgages, all authorizations, approvals, actions by, and notices to or filings with, any Governmental
Authority required for the perfection of the Liens created by the Collateral
Documents (including the priority nature thereof as stated in the Security
Agreement), other than the Other Perfection Requirements, shall have been duly obtained, taken and filed) and (C) the Other Perfection Requirements), or (iv) the exercise by any Secured Party of its rights under the Financing Documents or the remedies in respect of the Collateral pursuant to the Collateral
Documents, except for (1) the Governmental Approvals, all of which have been duly obtained, taken, given or made, are in full force and effect, are held in the name of a Loan Party, are not subject to appeal, intervention, rehearing, reconsideration, or similar proceeding and are free from any conditions or requirements that have not been satisfied, and are required to be satisfied, on or prior to the dates as of which this representation and warranty is made or reaffirmed, (2) the Other Perfection Requirements, (3) all other authorizations, approvals, actions, notices and filings required under Applicable Law for any exercise of possessory remedies with respect to the Collateral (including with respect to foreclosure proceedings) and (4) as otherwise disclosed on Part II of Schedule 4.01(d).

                  (d) This Agreement has been, and each other Financing
Document to which it is or is to be a party when delivered hereunder will have been, duly executed and delivered by it. This Agreement is, and each other
Financing Document to which it is or is to be a party when delivered hereunder will be, its legal, valid and binding obligation, enforceable against it in accordance with its terms, except to the extent limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                  (e) There is no action, suit, investigation, litigation or proceeding, including any Environmental Action, which has been commenced against it or any of its Subsidiaries or any of their respective properties or to its knowledge pending (but not yet commenced) or threatened against it or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) except for Disclosed Matters, if adversely determined, could reasonably be expected to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) affects or could reasonably be expected to affect the legality, validity or enforceability of any Financing Document, and there has been no adverse change in the status, or financial effect on it, in respect of the Disclosed Litigation described on Schedule 4.01(f).


                                   ARTICLE V
                                   COVENANTS

                  Section 5.01 Affirmative Covenants of the Borrower. The
Borrower agrees that, so long as any Advance shall remain unpaid, the Borrower will:

                  (a) Compliance with Laws. Comply, and cause each of its Subsidiaries to comply in all material respects with all Applicable Laws
(including those regarding the paying of dividends or the making of distributions by the Borrower), except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Compliance with Environmental Laws. Except where the failure to do so could not reasonably be expected to have a Material Adverse
Effect, (i) comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits,
(ii) obtain and renew, and cause each of its Subsidiaries to obtain and renew, all Environmental Permits necessary for its operations and properties, and
(iii) conduct, and cause each of its Subsidiaries to conduct, any required investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous
Materials from any of its properties required under any Environmental Law.

                  (c) Governmental Approvals. Obtain and maintain, and cause each of its Subsidiaries to obtain and maintain, all Governmental Approvals
(including the Material Governmental Approvals) that are required of it for the validity or enforceability of the Financing Documents and the Material
Contracts, the ongoing operations of their respective businesses and to issue, declare or pay dividends or distributions, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (d) Payment of Taxes, Etc. Except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, will by law become a Lien upon its property not permitted by Section 5.02(a) of this Agreement; provided that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is the subject of a Contest.

                  (e) Insurance. (i) Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates; provided that such insurance shall be in accordance with the terms and provisions set forth in Section 5.10 of the Security Agreement and such insurance shall satisfy such other requirements as may be provided pursuant to the terms of each Material Contract.

                  (ii) Within 30 Business Days after the Closing Date, deliver evidence to the Administrative Agent that the Collateral Agent has been named as an additional insured (and, in the case of all property and general liability insurance, as loss payee) with respect to all property damage and liability insurance required under this Section
         5.01(e).

                  (f) Preservation of Corporate Existence, Etc. Except as could not reasonably be expected to have a Material Adverse Effect, preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its existence, legal structure, rights (charter or statutory), permits, licenses, approvals, franchises, and privileges in the jurisdiction of its formation and in each other jurisdiction in which the conduct of its business requires it to so qualify; provided, however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(d).

                  (g) Visitation Rights. At any reasonable time and from time to time as may be reasonably desired by any of the Agents or any of the Lenders, at the Borrower's reasonable cost and expense, permit any of the Agents or any of the Lenders, or any agents or representatives thereof, to examine and make copies of and abstracts from its records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

                  (h) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account in accordance with GAAP in effect from time to time.

                  (i) Maintenance of Properties, Etc. Operate, maintain and preserve, and cause each of its Subsidiaries to operate, maintain and preserve, all of its properties (other than any such properties as are immaterial or non-essential to the conduct of business by the Borrower and its Subsidiaries, taken as a whole) that are used or useful in the conduct of its business in good working order and condition (ordinary wear and tear excepted) in accordance with prudent practices then being utilized in the merchant, non-regulated power generation industry and in accordance with Applicable Laws
(including Environmental Laws).

                  (j) Transactions with Affiliates. Other than as may be required by PUHCA, conduct, and cause each of its Subsidiaries to conduct, (i) all transactions with any of the Affiliates of the Borrower on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower and (ii) all transactions with a Person other than an Affiliate of the Borrower on terms that are without regard to any benefit or detriment to any Affiliate of the Borrower (other than any of the Borrower's
Subsidiaries); provided that this Section 5.01(j) shall not be deemed to permit any transaction otherwise prohibited by the terms of this Agreement. Without prejudice to the foregoing, the following transactions shall be deemed to be in compliance with the first sentence of this clause (j): (A) any transaction executed in accordance with the requirements of PUHCA, (B) any agreements made by the Borrower or any of its Subsidiaries with a utility to provide provider of last resort requirements, as such agreements are amended from time to time, so long as such provider of last resort agreements are with an Affiliate of the Borrower and approved by all applicable Governmental Authorities, (C) any transaction authorized under a tariff or rate schedule which has been approved by the Federal Energy Regulatory Commission and (D) any Asset sales, leases, transfers, swaps, exchanges or other dispositions (including in respect of full or partial ownership percentages of generating facilities, generating equipment and related contract rights in power purchase agreements, leases, licenses, permits and other Assets) as contemplated under Section 5.02(e)(ix). For the avoidance of doubt, (I) any contracts or arrangements listed on Schedule
5.01(j) to which the Borrower or any Subsidiary is a party (and any renewals or replacements thereof on substantially the same terms as determined in good faith by a Responsible Officer of the Borrower or any Subsidiary of the Borrower that is a party thereto) and (II) the Financing Documents shall each be deemed to comply with this Section 5.01(j) except to the extent that the Federal Energy Regulatory Commission or the SEC determines that any such contract is not in conformance with Applicable Law and such non-conforming contract is not on terms described in clauses (i) or (ii) of this Section
5.01(j).

                  (k) Further Assurances. (i) Promptly upon request by any
Agent or any Lender, correct, and cause each of its Subsidiaries promptly to correct, any material defect or error that may be discovered in any Financing
Document or in the execution, acknowledgment, filing or recordation thereof.

                  (ii) Promptly upon request by the Administrative Agent, the Collateral Agent or any Lender, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignments, transfers, certificates, assurances and other instruments as the Administrative Agent, the Collateral Agent or any Lender may reasonably require from time to time in order to (A) carry out more effectively the purposes of the Financing Documents, (B) to the full extent permitted by Applicable Law, subject any Loan Party's or any of its Subsidiaries' properties, assets, rights or interests (other than the Excluded Assets) to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (C) perfect and maintain the validity, effectiveness and priority of any of the Collateral
         Documents and any of the Liens intended to be created thereunder and
         (D) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Financing Document or under any other instrument executed in connection with any Financing Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.

                  (l) Preparation of Environmental Reports. If any Agent shall reasonably believe that a material environmental event has occurred on any parcel of real property owned or leased by the Borrower or any of its Subsidiaries after the date hereof, provide to each Agent within 90 days after receipt of a written request from such Agent in which the Agent describes in reasonable detail the basis of such belief, at the expense of the Borrower, a Phase I environmental site assessment report for the properties described in such request prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating the presence or absence of Hazardous
Materials and the estimated cost of any legally required compliance, removal or remedial action in connection with any Hazardous Materials on such properties.
Without limiting the generality of the foregoing, if any Agent determines at any time that a material risk exists that any such report will not be provided within the time referred to above, the Administrative Agent may, at the time following the forty-fifth day after the request of such Agent, retain an environmental consulting firm to prepare such report at the expense of the Borrower, and the Borrower hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request to the Administrative Agent, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

                  (m) Compliance with Terms of Leaseholds. Except where the failure to do so either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (i) make all payments and otherwise perform all obligations in respect of all leases of real property to which the Borrower or any of its Subsidiaries is a party, (ii) keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, (iii) notify the Administrative Agent of any default by any party with respect to such leases and (iv) cooperate with each Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so.

                  (n) Performance of Material Contracts. Except where the failure to do so either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (i) perform and observe, and cause each of its Subsidiaries to perform and observe, all the terms and provisions of all Material Contracts required to be performed or observed by it, (ii) maintain each such Material Contract in full force and effect, (iii) enforce each such Material Contract in accordance with its terms, (iv) take all such action to such end as may be from time to time reasonably requested by the Administrative Agent or the Collateral Agent and (v) upon reasonable request of the Administrative Agent or the Collateral Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as the Borrower or any of its Subsidiaries is entitled to make under such Material Contract.

                  (o) Subsidiaries. (i) Promptly (but in any event no later than 15 Business Days after any of the following occurs or, if any of the following occurs in connection with a Permitted Asset Swap, no later than five days after such occurrence), notify the Administrative Agent (A) if any Subsidiary is formed or acquired by any Loan Party after the date hereof or (B) if any Subsidiary ceases to be an Excluded Subsidiary.

                  (ii) Promptly (but in any event no later than 45 Business
         Days or, if any of the following occurs in connection with a Permitted
         Asset Swap, no later than five days after such occurrence) (A) after the formation or acquisition after the date hereof of any new
         Subsidiary or (B) after any Subsidiary ceases to be an Excluded
         Subsidiary, deliver to the Administrative Agent (with copies to the Administrative Agent, the Collateral Agent and the Intercreditor
         Agent) the following: (1) an Assumption and Joinder Agreement executed by such Subsidiary pursuant to which among other things, such Subsidiary shall become a party hereto (any such Subsidiary, being an "Additional Loan Party"), (2) certified copies of the Constituent
         Documents of such Subsidiary, (3) certificates representing Equity
         Interests in such Subsidiary (if any) accompanied by undated stock powers (or an equivalent instrument) executed in blank, (4) a security agreement supplement executed by such Subsidiary pursuant to which such Subsidiary agrees to be a party to and be bound by the Security
         Agreement, (5) acknowledgment copies of proper financing statements, duly filed under the Uniform Commercial Code of all jurisdictions that the Administrative Agent or the Collateral Agent may reasonably deem necessary or desirable in order to perfect and protect the liens and security interests created under the Security Agreement (in the order of priority set forth therein) in respect of the Assets of such Subsidiary, (6) completed requests for information listing the financing statements referred to in clause (5) above and all other effective financing statements filed in the jurisdictions referred to in clause (5) above that name such Subsidiary as debtor, together with copies of such other financing statements and (7) evidence that all other action that the Administrative Agent may reasonably deem necessary or desirable in order to perfect and protect the liens and security interests created under the Security Agreement (in the order of priority set forth therein) with respect to any of the Assets of such Subsidiary.

                  (iii) Promptly but in any event within the time periods set forth in Section 5.01(p), (A) after the formation or acquisition after the date hereof of any new Subsidiary or (B) after any Subsidiary ceases to be an Excluded Subsidiary, comply with the requirements set forth below under Section 5.01(p) with respect to any real property owned by such Subsidiary.

                  (p) Real Property. Promptly upon the request of the Administrative Agent (but in any event within 75 days of such request) deliver to the Collateral Agent (with copies to the Administrative Agent and the Intercreditor Agent if applicable) the following: (i) mortgages, deeds of trust, trust deeds, leasehold mortgages and leasehold deeds of trust (the "New
Mortgages") duly executed by the appropriate Loan Party in respect of the Acquired Material Property, each such New Mortgage to be substantially in the form of the most relevant Term Mortgage or Amended and Restated Mortgage, as applicable, (based on, for example, the state and county in which such New
Mortgage will be recorded) recorded as of the Closing Date (the "Recorded Term
Mortgages"), with such changes to account for (A) local law matters as advised by the Administrative Agent's local counsel, (B) property/transaction specific matters that are necessary or desirable in the opinion of the Administrative
Agent and (C) any other matters that are necessary or desirable in the opinion of the Administrative Agent; provided that if the grantor/mortgagor of a New
Mortgage is the Borrower, the starting form for such New Mortgage shall be a Recorded Term Mortgage in which Borrower was the grantor/mortgagor, and if the grantor/mortgagor of a New Mortgage is a Loan Party (other than Borrower), the starting form of such New Mortgage shall be a Recorded Term Mortgage in which a Loan Party (other than Borrower) was the grantor/mortgagor and provided further that if the property to be encumbered by a New Mortgage is in a state in which no Recorded Term Mortgage exists, the starting form to be used shall be the most suitable form from among the Recorded Term Mortgages, as determined by the Administrative Agent; (ii) confirmations from the title insurance company recording the New Mortgages that duly executed counterparts of such New
Mortgages that are sufficient for recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable in order to create valid and subsisting Liens on the property described therein in favor of the Collateral Agent for the benefit of the Lenders and the Collateral Agent have been delivered to such title insurance company, and evidence reasonably satisfactory to the Administrative Agent that all filing and recording taxes and fees have been paid; (iii) fully paid American Land Title Association
Lender's Extended Coverage title insurance policies in form and substance, with endorsements and in amounts acceptable to the Administrative Agent, issued by title insurers acceptable to the Administrative Agent, insuring the New
Mortgages to be valid and subsisting Liens on the properties described therein, free and clear of all defects (including mechanics' Liens and materialmen's
Liens) and encumbrances, excepting only Permitted Liens (other than mechanic's liens and materialmen's liens to be insured against under said policies), and providing for such other affirmative insurance as the Administrative Agent may deem necessary or desirable; (iv) ALTA Surveys (for which all necessary fees
(where applicable) have been paid) of the Material Acquired Property dated reasonably near the date of such delivery; (v) confirmation from the title insurance company recording such New Mortgages with respect to the validity and (subject to the exceptions and encumbrances permitted therein) the priorities of such New Mortgages; and (vi) evidence that all action (including payment by the Borrower to the title insurance company recording such New Mortgages of the amount previously notified by such title insurance company to the Borrower as necessary for it to record such New Mortgages) that the Administrative Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under the Collateral Documents (other than the Other
Perfection Requirements) securing all Obligations of the Borrower and the Loan
Parties under the Financing Documents have been taken; provided that in the case of any Acquired Material Property acquired by or otherwise transferred to the Borrower or any of its Subsidiaries in connection with a Permitted Asset
Swap, the Borrower shall comply with the requirements of the first sentence of this Section 5.01(p) no later than five days after such acquisition or transfer, whether or not the Administrative Agent shall have made a request therefor. The Borrower shall, as soon as reasonably practicable but in any event no later than 90 days (with respect to matters that can be satisfied by the payment of a liquidated sum) and 120 days (with respect to all other matters) after the Closing Date, cause the Liens and all matters which can be satisfied by the payment of a liquidated sum disclosed on Part IV and Part V of
Schedule 4.01(p) to be removed, cured or otherwise corrected, in each case, to the reasonable satisfaction of the Administrative Agent and shall use commercially reasonable efforts to cause all other matters disclosed on Part IV and Part V of Schedule 4.01(p) to be removed, cured or otherwise corrected, in each case, to the reasonable satisfaction of the Administrative Agent. In the event that any additional Advances are made hereunder pursuant to Section 2.14, the Borrower shall, within twenty (20) days of each such Advance, obtain from each title insurance company that has issued a mortgagee title insurance policy, an endorsement (in form and substance reasonably satisfactory to the Administrative Agent) covering each such additional Advance.

                  (q) Taxes. Pay in full when due (or obtain an appropriate exemption therefrom) all Taxes (i) due and payable after the Closing Date in connection with the execution, delivery, filing, recording or admissibility in evidence of the Financing Documents or to ensure the legality, validity, enforceability, perfection or admissibility in evidence of the Financing
Documents and (ii) due and payable from time to time by the Borrower or any of its Subsidiaries in connection with the consummation of the transactions contemplated by, and the performance of, the Financing Documents.

                  (r) Stamp Duties, Etc. Pay in full when due (or obtain an appropriate exemption therefrom) all required stamp duties, registration fees, filing costs and other charges in connection with the execution, delivery, filing, recording, perfection, priority or admissibility in evidence of the Financing Documents (and the security interests purported to be granted thereby) required to be paid from time to time.

                  (s) Use of Proceeds. Use the proceeds of any Borrowing in accordance with the applicable clause in Section 2.15.

                  Section 5.02 Negative Covenants of the Borrower. The Borrower agrees that, so long as any Advance shall remain unpaid, the Borrower will not, at any time:

                  (a) Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including accounts) whether now owned or hereafter acquired, or sign or file or suffer to exist, or permit any of its Subsidiaries to sign or file or suffer to exist, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign or suffer to exist, or permit any of its Subsidiaries to sign or suffer to exist, any security and intercreditor agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, except:

                  (i) Liens upon or in the Group Assets securing Debt of the Borrower permitted under (A) Section 5.02(b)(i), (B) Section
         5.02(b)(ii), (C) Section 5.02(b)(iii) to the extent such Debt is outstanding under Pollution Control Bonds or, on or prior to the Second Draw Date, the Senior Notes, (D) Section 5.02(b)(xx) or (E)
         Section 5.02(b)(xvi) to the extent such Permitted Refinancing Debt is incurred in respect of any of the foregoing;

                  (ii) Permitted Liens;

                  (iii) Liens existing on the date hereof and described on
         Schedule 4.01(t);

                  (iv) purchase money Liens upon or in real property, physical assets or equipment acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such real property, physical assets or equipment or to secure
         Debt permitted to be incurred pursuant to Section 5.02(b)(vi) incurred solely for the purpose of financing the acquisition, construction or improvement of any such real property, physical assets or equipment to be subject to such Liens, or Liens existing on any such real property, physical assets or equipment at the time of acquisition (other than any such Liens created in contemplation of such acquisition that do not secure the purchase price), or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount;
         provided, however, that (A) such Lien is incurred and the Debt secured thereby is created within 90 days after the acquisition, completion of construction or completion of improvement thereof (as applicable), and
         (B) no such Lien shall extend to or cover any property, physical assets or equipment other than the real property, physical assets or equipment being acquired, constructed or improved; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause (iv) shall not exceed the amount permitted under Section 5.02(b)(vi) at any time outstanding;

                  (v) Liens arising in connection with Capitalized Leases permitted under Section 5.02(b)(vii); provided that no such Lien shall extend to or cover any Collateral or Assets other than the Assets subject to such Capitalized Leases;

                  (vi) Liens on cash or Cash Equivalents (A) deposited in margin accounts with or on behalf of futures contract brokers or paid over to other contract counterparties or (B) pledged or deposited as collateral to a contract counterparty to secure obligations with respect to (1) contracts (other than for Debt) for commercial and trading activities in the ordinary course of business for the purchase, transmission, distribution, sale, storage, lease or hedge of any energy related commodity or (2) Hedge Agreements representing commodity price contracts, transmission agreements or derivatives or interest rate derivatives to the extent that the Borrower or such Subsidiary is permitted to enter into any such Hedge Agreement pursuant to Section 5.02(b)(v);

                  (vii) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower;
         provided that such Liens were not created in contemplation of such merger, consolidation or investment and do not extend to any Assets other than those of the Person merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary;

                  (viii) Liens granted by the Borrower or any of its Subsidiaries in favor of a commercial trading counterparty, a futures contract broker or other contract counterparty on accounts receivable arising under, commodities covered by, other obligations owed to, and other rights of the Borrower or any of its Subsidiaries, in each case, under any contract (other than for Debt) entered into in the ordinary course of business and to the extent permitted under Section 5.02(m) in connection with commercial and trading activities (including any netting agreement) to secure the Borrower's or such Subsidiary's obligations under such contract; provided that such Liens are granted in the ordinary course of business and when granted, do not secure obligations which are past due;

                  (ix) Liens granted on cash or Cash Equivalents to defease
         Debt that could be prepaid without violating Section 5.02(k);

                  (x) Liens granted over cash or Cash Equivalents constituting proceeds from any sale or disposition of Assets permitted under
         Section 5.02(e) deposited in escrow accounts to secure Debt permitted to be incurred under Section 5.02(b)(xi) in respect of such sale or disposition;

                  (xi) other Liens affecting property with an aggregate fair market value not to exceed $25,000,000;

                  (xii) the replacement, extension or renewal of any Lien permitted by clauses (iii), (iv), (v), (vii) or (xi) above upon or in the same property theretofore subject thereto and, if such Lien secured Debt, upon the incurrence of any Permitted Refinancing Debt in respect of such Debt secured to the extent such Permitted Refinancing
         Debt is incurred in accordance with Section 5.02(b);

                  (xiii) subject to the PNC Control Agreement, Liens granted in favor of PNC Bank, National Association over cash, checks, deposit accounts, securities accounts and Cash Equivalents of the Borrower or its Subsidiaries held by PNC Bank, National Association from time to time to secure Debt permitted to be incurred under Section
         5.02(b)(xix); and

                  (xiv) Liens upon or in pollution control equipment at the Hatfield's Ferry Facility or the Armstrong Facility to secure Debt permitted to be incurred pursuant to Section 5.02(b)(xxiv) incurred solely to finance the acquisition and installation of such pollution control equipment, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that
         (A) such Lien is incurred and the Debt secured thereby is created within 90 days after the completion of the installation thereof, and
         (B) no such Lien shall extend to or cover any property, physical asset or equipment other than such pollution control equipment and other immaterial related Assets; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause
         (xiv) shall not exceed the amount permitted under Section
         5.02(b)(xxiv) at any time outstanding.

                  (b) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except:

                  (i) Debt of the Borrower under the Financing Documents
         (including Debt incurred pursuant to Section 2.14);

                  (ii) secured Debt of the Borrower in an aggregate principal amount, when combined with the aggregate principal amount of Debt incurred pursuant to Section 2.14, not to exceed $200,000,000 at any time outstanding;

                  (iii) Surviving Debt;

                  (iv) unsecured Debt owed to the Parent, the Borrower or any Subsidiary of the Borrower so long as such Debt is subordinated to the Advances in accordance with the Affiliate Subordination Terms and to the extent such Debt is owed to any Loan Party such Debt constitutes
         Pledged Debt;

                  (v) Debt in respect of Hedge Agreements entered into in the ordinary course of business and consistent with prudent business practice to hedge or mitigate (A) risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities as a result of fluctuations in the prices of transmission, capacity or energy (or of any fuel required for the generation thereof) or (B) risks in respect of interest rate fluctuations; provided that in each case such Hedge Agreement shall not have been entered into for speculative purposes;

                  (vi) Debt incurred to finance all or any part of the acquisition, construction or improvement of any real property, physical assets or equipment (including Capital Expenditures);
         provided that such Debt is incurred prior to or within 90 days after such acquisition or the completion of construction or completion of improvement or such Capital Expenditures; provided further that the aggregate principal amount of Debt permitted under this Section
         5.02(b)(vi), when combined with the aggregate principal amount of Debt incurred in connection with Capitalized Leases permitted under Section
         5.02(b)(vii) shall not exceed $100,000,000 at any time outstanding;

                  (vii) Capitalized Leases in an aggregate principal amount, when combined with the aggregate principal amount of all Debt incurred pursuant to Section 5.02(b)(vi), not in excess of $100,000,000 at any time outstanding;

                  (viii) Debt of any Person that (x) is merged into or consolidated with the Borrower or any Subsidiary or (y) becomes a Subsidiary of the Borrower after the date hereof in either case in accordance with the terms of Section 5.02(f); provided that (A) such Debt is existing at the time such Person becomes a Subsidiary of the Borrower (other than Debt incurred solely in contemplation of such Person becoming a Subsidiary of the Borrower), (B) immediately after giving effect to the investment in such Subsidiary, no Default or Event of Default shall have occurred and be continuing and (C) such Debt is non-recourse to the Borrower or any other Subsidiary of the Borrower (other than with respect to such Person and its Subsidiaries to the extent such Debt was with recourse to such Person and/or its Subsidiaries at the time of such investment);

                  (ix) Debt arising from the honoring by a bank or financial institution of a check, draft or similar instrument inadvertently
         (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, so long as such Debt is covered within five Business Days;

                  (x) Debt in respect of workers' compensation claims, self-insurance obligations, bankers' acceptance and performance and surety bonds provided by the Borrower or any of its Subsidiaries in the ordinary course of business;

                  (xi) Debt that may be deemed to arise as a result of agreements of the Borrower or any of its Subsidiaries providing for indemnification, adjustment of purchase price or any similar obligations, in each case, incurred in connection with the sale or disposition of any business, Assets or Equity Interests in any Subsidiary of the Borrower consummated in accordance with the terms of
         Section 5.02(e) in an amount not to exceed with respect to any such sale or disposition the amount of gross proceeds received by the Borrower or any of its Subsidiaries in connection with such sale or disposition;

                  (xii) Debt of the Borrower represented by letters of credit, surety bonds, Contingent Obligations and performance bonds supporting obligations of the Borrower or its Subsidiaries so long as, after giving effect to such letters of credit, surety bonds, Contingent
         Obligations and performance bonds (and the Investment represented thereby), the Borrower would be in compliance with Section 5.02(f);

                  (xiii) reimbursement obligations owed to Affiliates for amounts paid on behalf of the Borrower or any of its Subsidiaries by the Parent or any of its Subsidiaries in accordance with applicable requirements under PUHCA with respect to the provision of goods or services to the Borrower or any such Subsidiary;

                  (xiv) unsecured Debt of the Borrower and its Subsidiaries not to exceed $100,000,000 at any time outstanding;

                  (xv) unsecured Debt in respect of obligations of the Borrower or any of its Subsidiaries to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services; provided that with respect to any material invoice, such obligations are (A) incurred in connection with open accounts extended by suppliers on customary trade terms (which require that all such payments be made within 90 days of the incurrence of the related Debt) in the ordinary course of business and not in connection with the borrowing of money and (B)(I) not more than 90 days past due or (II) subject to any Contest, provided that the aggregate principal amount of such Debt subject to Contest shall not exceed $15,000,000;

                  (xvi) Permitted Refinancing Debt incurred in respect of any Debt permitted under clauses (i), (ii), (iii), (vi), (vii), (viii),
         (xiv), (xx) and (xxiv) or this clause (xvi);

                  (xvii) unsecured Debt for Borrowed Money of the Borrower and its Subsidiaries incurred in the ordinary course of business, maturing within one year from the date incurred, and aggregating not more than $20,000,000 at any one time outstanding;

                  (xviii) additional unsecured Debt for Borrowed Money issued or incurred the proceeds of which are used to make Capital
         Expenditures required to be made in order to comply with Applicable
         Law regarding the environment or the transmission of electricity or natural gas; provided that (A) the scheduled maturity date for such Debt is a date that is at least six calendar months after the Maturity
         Date and does not require any scheduled amortization or mandatory prepayments thereof prior to such date, (B) such Debt contains covenants and events of default which, taken as a whole, are determined in good faith by a Responsible Officer of the Borrower to be no less favorable to the Borrower or the applicable Subsidiary in any material respect than the covenants and Events of Default applicable under this Agreement, (C) no Default or Event of Default shall have occurred and be continuing, and (D) prior to the incurrence or issuance of such Debt the Borrower shall have delivered to the Administrative Agent a certificate demonstrating pro forma compliance with the covenants set forth in Section 5.03 for the period of four consecutive fiscal quarters ending on the last date of the last completed fiscal quarter immediately preceding the proposed date of incurrence of such Debt (on the assumption that such incurrence of Debt under this clause occurred on the first day of such four fiscal quarter period and using historical results of the Borrower and its Subsidiaries for such period);

                  (xix) secured or unsecured Debt owed to PNC Bank, National
         Association from time to time in connection with the extension of credit to the Borrower or its Subsidiaries for the account of one or more employees or departments of the Borrower or its Affiliates in respect of costs and expenses incurred by such employees or departments in connection with the conduct of business on behalf of the Borrower or its Subsidiaries in an aggregate principal amount not to exceed $6,000,000 at any one time outstanding;

                  (xx) Debt of the Borrower or its Subsidiaries in an aggregate principal amount not to exceed $86,000,000 at any one time outstanding incurred in connection with the assumption of Pollution Control Bonds in connection with a Permitted Asset Swap;

                  (xxi) unsecured Debt incurred by the Borrower or its Subsidiaries in connection with the Buffalo Reserve Project or any Joint Ventures in an aggregate principal amount not to exceed
         $15,000,000 at any time outstanding; provided that such Debt has a scheduled maturity date that is at least six calendar months later than the Maturity Date and does not require any scheduled amortization or mandatory prepayments thereof prior to such date;

                  (xxii) Debt incurred in connection with the acquisition of the Equity Interests in or all or substantially all of the Assets of AESC Hunlock Creek in connection with the Hunlock Transaction in an aggregate principal amount not to exceed $45,000,000 at any time outstanding;

                  (xxiii) unsecured Debt of the Borrower or its Subsidiaries under the Parent Credit Agreement; and

                  (xxiv) Debt incurred to finance all or any part of the acquisition and installation of pollution control equipment at the Hatfield's Ferry Facility or the Armstrong Facility; provided that such Debt is incurred prior to or within 90 days after the completion of installation of such pollution control equipment; provided further that the aggregate principal amount of Debt permitted under this
         Section 5.02(b)(xxiv) with respect to (A) the Hatfield's Ferry
         Facility shall not exceed $400,000,000 at any time outstanding and (B) the Armstrong Facility shall not exceed $100,000,000 at any time outstanding.

                  (c) Change in Nature of Business. Other than the Buffalo
Reserve Project, (i) make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof or (ii) engage in, or permit any of its Subsidiaries to engage in, any business other than electric power generation, transmission and distribution, energy trading and other businesses reasonably and directly related thereto, or any other business in which the Borrower or any of its Subsidiaries is engaged on the Closing Date.

                  (d) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that:

                  (i) (A) any Subsidiary of the Borrower may merge into or consolidate with any other Subsidiary of the Borrower, provided that, in the case of any such merger or consolidation, the Person formed by such merger or consolidation shall be a wholly owned direct or indirect Subsidiary of the Borrower and (B) any Subsidiary of the Borrower may merge into or consolidate with the Borrower so long as the Borrower is the surviving Person following such merger or consolidation;

                  (ii) in connection with any sale, transfer or other disposition permitted under Section 5.02(e) (other than Section
         5.02(e)(iii)), any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it;

                  (iii) in connection with any acquisition permitted under
         Section 5.02(f), any Subsidiary may merge into the Borrower; and

                  (iv) the Borrower may merge into or otherwise consolidate with another Person if either (A) the Borrower is the surviving entity or (B) (1) the surviving entity is organized or existing under the laws of the United States, any state thereof or the District of Columbia and (2) the surviving entity assumes all of the Borrower's
         Obligations under the Financing Documents, pursuant to agreements reasonably satisfactory to the Administrative Agent;

provided, however, that in each case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default.

                  (e) Sales, Etc., of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any Assets or grant any option or other right to purchase, lease or to otherwise acquire any Assets other than:

                  (i) the sale, transfer, lease or other disposition of power, capacity, the right to transmit electricity or natural gas, fuel, fuel storage and processing and other products and services and Cash
         Equivalents in the ordinary course of business and any sale, lease or other disposition of damaged, surplus, worn-out or obsolete Assets in the ordinary course of business;

                  (ii) the sale, transfer or other disposition of any Emissions
         Credits; provided that to the extent such sale, transfer or other disposition of Emissions Credits (A) is other than in the ordinary course of business or (B) is in the ordinary course of business but results in Net Cash Proceeds to the Borrower or its Subsidiaries in excess of $40,000,000 in the aggregate from all such sales, transfers or other dispositions of emission credits in any Fiscal Year, the Net
         Cash Proceeds therefrom shall be required to be applied to prepay the Advances in accordance with the provisions of Section 2.03 and 2.05 of the Security Agreement or Section 2.06(c), as the case may be;

                  (iii) transactions permitted under Section 5.02(d);

                  (iv) sales, transfers, leases or other dispositions of Assets or Equity Interests among the Borrower and its Subsidiaries; provided, however, that (A) in respect of sales, transfers or other dispositions by the Borrower to its Subsidiaries, the Borrower shall not sell, lease, transfer or otherwise dispose of any Assets to any Excluded
         Subsidiary (other than to AGC, AES Gleason or AES Wheatland in connection with the operation of its business in the ordinary course as currently conducted or for the necessary maintenance and repair of the Assets of such Excluded Subsidiary), and (B) in respect of sales, transfers or other dispositions by Subsidiaries to other Subsidiaries,
         (1) with respect to Excluded Subsidiaries, only Excluded Subsidiaries may sell, transfer or otherwise dispose of Assets to another Excluded
         Subsidiary and (2) with respect to other Subsidiaries, such sales, transfers or other dispositions are either permitted by Section
         5.02(f) or the transferring Subsidiary has received fair value for such sales, transfers or dispositions;

                  (v) sales, transfers, leases or other dispositions of Assets;
         provided that (A) the consideration received by the Borrower and its Subsidiaries for such Asset shall have been determined on the basis of an arms-length negotiation with non-Affiliates, (B) with respect to any Asset or property for which consideration is received by the Borrower or any Subsidiary is in excess of $10,000,000, the consideration received shall be at least the Fair Market Value for such Asset or property and if the consideration to be received with respect to such Asset or property is equal to or greater than $75,000,000, the Borrower shall have delivered to the Administrative
         Agent an Officer's Certificate certifying that such sale, transfer, lease or other disposition is for Fair Market Value accompanied by a resolution of the Board of Directors of the Borrower pursuant to which the Board of Directors of the Borrower shall have concluded that such sale, transfer, lease or other disposition is for Fair Market Value which conclusion shall be supported by an appraisal or fairness opinion addressed to the Board of Directors from a Person other than an Affiliate of the Borrower which supports the conclusion that such sale, transfer or other disposition is for Fair Market Value, (C) no less than 75% of the purchase price (excluding the amount of any Debt assumed in connection with any such sale or other disposition by a Person other than any Loan Party) for such Asset shall be paid to the Borrower and its Subsidiaries solely in cash or Cash Equivalents, (D) no portion of the non-cash proceeds received by the Borrower and its Subsidiaries shall consist of Debt of, or Equity Interests in, the Borrower or any of its Subsidiaries, (E) no Default or Event of Default shall have occurred and be continuing, (F) on or prior to such sale, transfer or disposition, (I) all Debt (other than under this Agreement) of the Borrower and its Subsidiaries secured by such Asset required by the terms thereof to be prepaid or repaid upon such sale, transfer or disposition shall have been so paid and (II) the relevant portion of the proceeds thereof required to be applied to the prepayment of Advances shall have been applied in accordance with the terms contained in the proviso at the end of this Section 5.02(e), and
         (G) the Borrower would be in compliance with the covenants set forth in Section 5.03 as of the most recently completed period ending prior to such transaction for which financial statements and certificates required by Section 5.04(b) or 5.04(c) were required to have been delivered, in each case after giving effect to such transaction and to any other event occurring during such period as to which pro forma recalculation is reasonably appropriate (including any other transaction described in this clause occurring after such period) as if such transaction (and the repayment of any Debt in connection therewith) had occurred as of the first day of such period;

                  (vi) sales, transfers, leases or other dispositions of other immaterial Assets (other than Equity Interests in, or Debt or other
         Obligations of, any Subsidiary) in the ordinary course of business and on reasonable terms, if no Default exists at the time of such sale, transfer or other disposition;

                  (vii) so long as any of AES Gleason, AES Wheatland, Conemaugh, NYC Energy LLC, Allegheny Energy Supply Units 3, 4 and 5
         LLC, Mon Synfuel, LLC or any of their respective Subsidiaries constitute an Excluded Subsidiary or Excluded Entity, the dissolution or liquidation of any thereof;

                  (viii) sales or transfers of Equity Interests in the Parent to any Plan;

                  (ix) sale, transfer, lease, swap, exchange or other disposition of Assets, including full or partial ownership percentages of the Borrower and its Subsidiaries' various generating facilities
         (including AGC and Bath County) or any Assets used in connection with or related to such generating facilities, including generating equipment, power, contract rights, permits, licenses and other intangibles, between the Borrower or any of its Subsidiaries and MPC or any of its Subsidiaries; provided that (A) such transfers or swaps shall be of generating facilities or ownership percentages therein, together with related Assets, with no less than equivalent fair market value (as determined by reference to the PA Report, if applicable) and cash flow characteristics or (B) if the Borrower and its Subsidiaries receive less than equivalent fair market value (as determined by reference to the PA Report, if applicable) for any Assets transferred or swapped, then (1) as a result of all such Asset transfers or swaps, taken as a whole, the Borrower and its Subsidiaries shall receive
         Assets with a fair market value (as determined by reference to the PA
         Report, if applicable) in an amount not less than the fair market value (as determined by reference to the PA Report, if applicable) less $500,000,000 of all Assets transferred or swapped out of the Borrower and its Subsidiary, (2) the PEC Service Agreement shall have been either terminated, amended to reflect market rates or assigned by the Borrower to a third party (other than a Subsidiary of the Borrower) that assumes the entirety of the Borrower's obligations thereunder and (3) the Borrower shall have delivered to the Administrative Agent (I) a certificate signed by the Chief Financial
         Officer of the Borrower certifying that (aa) after giving effect to such transfer or swap, any decrease in the fair market value of the Assets (determined at the time of such transfer or swap) held by the Borrower and its Subsidiaries as a result of such transfer or swap will be offset by the net present value of the impact of the termination, amendment or assignment of the PEC Service Agreement
         (except for any de minimis loss of value to the Borrower and its Subsidiaries) and (bb) the cumulative cash flow effect on the Borrower and its Subsidiaries of such transfer or swap (determined at the time of such transfer or swap) over the period from the date of such transfer or swap until March 8, 2011 shall not be negative and (II) a schedule in form reasonably satisfactory to the Administrative Agent of the computations used by the Chief Financial Officer in support of the statements contained in such certificate (each such transfer or swap, a "Permitted Asset Swap");

                  (x) sales, transfers or other dispositions of Assets from the Borrower or any of its Subsidiaries to the Parent or any of its Subsidiaries in connection with the Hunlock Transaction; provided that the aggregate Fair Market Value of such Assets, together with the amount of any Investments made by the Borrower or its Subsidiaries pursuant to Section 5.02(f)(x), does not exceed $45,000,000 in the aggregate;

                  (xi) sales, transfers or other dispositions of Assets to any Joint Venture to the extent permitted by Section 5.02(f); and

                  (xii) the issuance of any Equity Interests by (A) the Borrower to any Person or (B) any Subsidiary of the Borrower to the Borrower or any other Loan Party;

provided that in the case of sales, transfers or other dispositions of Assets pursuant to clause (ii) (but only to the extent contemplated thereby), (v) or
(vi) above, the Borrower shall, promptly upon receipt by any Loan Party or any of its Subsidiaries of the Net Cash Proceeds from such sale, transfer or disposition prepay the Advances in accordance with the provisions of Sections
2.03 and 2.05 of the Security Agreement or Sections 2.06(b)(ii)(A) and 2.06(c), as the case may be.

                  (f) Investments in Other Persons. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person, except:

                  (i) (A) equity Investments outstanding as of the date hereof by the Borrower and its Subsidiaries in their Subsidiaries or Affiliates and set forth on Part A of Schedule 4.01(u), (B) equity
         Investments after the date hereof in direct or indirect Subsidiaries of the Borrower (other than Excluded Subsidiaries), (C) Investments after the date hereof in direct or indirect Subsidiaries (other than Excluded Subsidiaries) of the Borrower consisting of intercompany Debt permitted under Section 5.02(b)(iv), (D) equity or other Investments after the date hereof in AGC or Buchanan Generation LLC, the proceeds of which are used by AGC or Buchanan Generation LLC, as the case may be, for the operation, maintenance or repair of its Assets; provided that any Debt owing to any Loan Party shall constitute Pledged Debt and be delivered to the Collateral Agent to the extent required under the terms of the Security Agreement and is subject to the Affiliate
         Subordination Terms and (E) other Investments after the date hereof in AES Gleason or AES Wheatland, the proceeds of which are used by AES
         Gleason or AES Wheatland, as the case may be, solely in connection with the operation of its business in the ordinary course as currently conducted or for the necessary maintenance and repair of its Assets;

                  (ii) loans and advances to employees in the ordinary course of business of the Borrower and its Subsidiaries as presently conducted in an aggregate amount not to exceed $2,000,000 at any time outstanding;

                  (iii) Investments in Cash Equivalents;

                  (iv) Investments in Hedge Agreements permitted pursuant to
         Section 5.02(b)(v);

                  (v) Investments in Subsidiaries of the Borrower resulting from drawings under, or renewals or extensions of letters of credit, surety bonds, Contingent Obligations or performance bonds supporting obligations of Subsidiaries incurred in the ordinary course of business but in any event not for speculative obligations of such Subsidiary;

                  (vi) Investments in any non-cash proceeds received by the Borrower or any of its Subsidiaries in connection with any sale, transfer or other disposition of any Asset to the extent permitted under Section 5.02(e);

                  (vii) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

                  (viii) Investments not otherwise permitted under this Section
         5.02(f) in an aggregate amount not to exceed $50,000,000 plus an amount equal to (A) the Net Cash Proceeds in respect of any sale or issuance of any Equity Interests by the Borrower or sale, transfer or other disposition of Assets retained by the Borrower or its Subsidiaries in accordance with Section 2.06 and not applied to prepay
         Debt plus (B) the Net Cash Proceeds in respect of any sale or issuance of any Equity Interests by the Borrower or any sale, transfer or other disposition of Assets applied by the Borrower to voluntarily prepay the Advances pursuant to Section 2.06(a); provided that with respect to each Investment made pursuant to this Section 5.02(f)(viii): (1) to the extent any such Investment constitutes (I) a newly acquired or organized Subsidiary of the Borrower or any of its Subsidiaries, the Borrower or any of its Subsidiaries acquiring such newly acquired or organized Subsidiary shall have complied with its obligations under
         Section 5.01(o) and (II) Equity Interests in, or Debt of, any Person, such Equity Interests or Debt shall constitute Pledged Equity
         Interests or Pledged Debt, as the case may be and shall be subject in all respects to the terms of the Security Agreement; (2) such Investment shall not include or result in any contingent liabilities that could reasonably be expected to be material to the business, financial conditions, operations or prospects of the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible
         Officer; (3) such Investment shall be in Assets which are part of, or in lines of business which are in the electric power generation, transmission, distribution and/or energy trading businesses; (4) any determination of the amount of such Investment shall include all cash and noncash consideration (including the fair market value of all Equity Interests issued or transferred to the sellers thereof, all indemnities, earnouts and other contingent payment obligations to, and the aggregate amounts paid or to be paid under noncomplete, consulting and other affiliated agreements with, the sellers thereof, all write-downs of Assets and reserves for liabilities with respect thereto and all assumptions of debt, liabilities and other obligations in connection therewith) paid by or on behalf of the Borrower and its Subsidiaries in connection with such Investment; and (5) (I) immediately before and giving pro forma effect to any such purchase or other acquisition, no Default or Event of Default shall have occurred and be continuing and (II) immediately after giving effect to such purchase or other acquisition the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in
         Section 5.03, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative
         Agent pursuant to Section 5.04(b) or 5.04(c) as though such Investment had been consummated as of the first day of the fiscal period covered thereby;

                  (ix) Investments not otherwise permitted under this Section
         5.02(f) existing on the Closing Date and described in Part B of
         Schedule 4.01(u);

                  (x) Investments in the Parent or any of its Subsidiaries in connection with the Hunlock Transaction; provided that the aggregate amount of such Investments, together with the aggregate Fair Market
         Value of all Assets sold, leased, transferred or otherwise disposed of by the Borrower or its Subsidiaries pursuant to Section 5.02(e)(x), does not exceed $45,000,000 in the aggregate;

                  (xi) Investments in the Buffalo Reserve Project or any Joint
         Venture in an aggregate amount not to exceed $15,000,000; and

                  (xii) Investments consisting of Debt owed to the Borrower or its Subsidiaries under the AYE Money Pool.

provided that this Section 5.02(f) shall not prohibit (A) any repurchase of Debt of the Borrower by the Borrower or Debt of any Subsidiary by such Subsidiary to the extent such repurchase is otherwise permitted by the other provisions in this Agreement, (B) any purchase or acquisition of Assets in a Permitted Asset Swap in accordance with Section 5.02(e)(ix) or (C) any equity
Investment after the date hereof but prior to the Second Draw Date in the Parent to the extent required to be made pursuant to the terms of Section
4.01(b) of the Intercreditor Agreement.

                  (g) Restricted Payments. Declare or pay any dividend, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of Assets, Equity Interests (other than Equity Interests in the Borrower issued to the Parent) or obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such or issue or sell any Equity Interests in it other than to the Parent or accept any capital contributions other than capital contributions made by the Parent to the Borrower or made with respect to the ML Interest, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity
Interest in the Borrower or to issue or sell any Equity Interests therein, except that so long as no Default shall have occurred and be continuing at the time of any action described in clause (i), (ii), (iii) or (iv) below or would result therefrom:

                  (i) the Borrower may (A) declare and pay cash dividends and distributions with respect to the ML Interests to the extent required under the Constituent Documents of the Borrower as in effect on the Closing Date, (B) make payments to the Parent in respect of reimbursement obligations under any drawn letter of credit posted by the Parent on behalf of the Borrower or any of its Subsidiaries to support Obligations of the Borrower or such Subsidiary undertaken in the ordinary course of business and not for speculative purposes, (C) issue and sell shares of its Equity Interests so long as, if such issuance or sale takes place prior to the Second Draw Date, the Net
         Cash Proceeds thereof are applied to repayment of the Advances pursuant to Sections 2.03 and 2.05 of the Security Agreement, (D) commencing with the Fiscal Year ending December 31, 2005, declare and pay cash dividends to the Parent in an aggregate amount in any Fiscal
         Year not to exceed the greater of (1) $10,000,000 or (2) if the Borrower's Leverage Ratio as of the last day of the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid was less than (I) 4.50:1.00, 25% of the Borrower's Consolidated Net
         Income for the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid or (II) 3.50:1.00, 50% of the Borrower's
         Consolidated Net Income for the Fiscal Year immediately preceding the Fiscal Year in which such dividend is paid; and (E) make any equity
         Investment in any of its Subsidiaries permitted under Section 5.02(f);

                  (ii) any Subsidiary of the Borrower may (A) declare and pay cash dividends or distributions ratably to the holders of its Equity
         Interests, including the Borrower or any other Subsidiary of the Borrower, (B) accept capital contributions from its parent to the extent permitted under Section 5.02(f)(i) or 5.02(f)(vi) and (C) make any equity Investment in any of its Subsidiaries permitted under
         Section 5.02(f);

                  (iii) the Borrower or any Subsidiary of the Borrower may sell, transfer or contribute any Equity Interests in the Parent to any Plan; and

                  (iv) the Borrower or any Subsidiary of the Borrower may sell, transfer or contribute any Equity Interests in any of its respective
         Subsidiaries in connection with a Permitted Asset Swap;

provided, however, that the restrictions of this clause (g) shall not apply at any time prior to the Second Draw Date to any dividends or distributions required to be made to the Parent pursuant to the terms of Section 4.01(b) of the Intercreditor Agreement or which are made for the purpose of returning to the Parent funds received by the Borrower from the Parent pursuant to the provisions of Section 4.01(a) of the Intercreditor Agreement.

                  (h) Payment Restrictions Affecting the Borrower and its
Subsidiaries. Enter into, incur or permit to exist any agreement or other arrangement that prohibits or restricts the ability of the Borrower or any of its Subsidiaries to (i) create, incur or permit to exist any Lien upon any of its Assets or (ii) declare or pay any dividend or other distribution in respect of its Equity Interests or repay or prepay any Debt owed to, make loans or advances to, or otherwise invest in, the Borrower or any of its Subsidiaries;
provided that the foregoing shall not apply to restrictions and conditions imposed by (A) Applicable Law, (B) any Financing Document, (C) the terms of any Existing Debt as in effect on the date hereof or any Permitted Refinancing Debt incurred in connection therewith, (D) any agreement in effect with respect to any Subsidiary at the time such Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (E) any negative pledge incurred or provided in favor of any holder of Debt permitted under Section 5.02(b)(vi) solely to the extent any such negative pledge relates to the property financed by or subject of such Debt or any Permitted
Refinancing Debt incurred in connection therewith, (F) any agreement for the sale or disposition of Assets permitted under Section 5.02(e), provided that such restrictions and conditions apply only to the Asset that is to be sold or the proceeds thereof, (G) any trading, netting, operating, construction, service, supply, purchase, sale or similar agreement to which the Borrower or any of its Subsidiaries is a party, entered into in the ordinary course of business; provided that such agreement prohibits the encumbrance of solely the Assets of the Borrower or such Subsidiary that are the subject of that agreement, the payment rights arising thereunder and/or the proceeds thereof and not to any other Asset of the Borrower or such Subsidiary or the Assets of any other Subsidiary, (H) customary provisions restricting subletting or assignment of leases or customary provisions in other agreements that restrict assignment of such agreements or rights thereunder, which restrictions, when taken as a whole, as determined in good faith by a Responsible Officer of the Borrower, are no more restrictive than any similar restrictions in effect on the Closing Date, (I) any negative pledge provided for in any Joint Venture agreements, stockholder or partnership agreements or organizational documents relating to Joint Ventures or partnerships or agreements relating to the Buffalo Reserve Project, (J) any such restrictions or limitations contained in any other agreement in effect on the Closing Date and any amendments, modifications, restatements, renewals or replacements thereof that are not more restrictive, taken as a whole, as determined in good faith by a Responsible
Officer of the Borrower, than the restrictions or limitations in effect on the Closing Date, (K) any such restrictions or limitations contained in any agreement evidencing Debt permitted under Section 5.02(b)(xx) or any Permitted
Refinancing Debt incurred in connection therewith but solely to the extent that such restrictions or limitations are contained in the agreement evidencing the relevant Pollution Control Bonds as of the date hereof and (L) any negative pledge incurred or provided in favor of any holder of Debt permitted under
Section 5.02(b)(xxiv) but solely to the extent such negative pledge relates to the property financed by or subject of such Debt and any other such restrictions or limitations contained in any agreement evidencing such Debt and applicable solely to the Borrower or the relevant Subsidiary of the Borrower obtaining such Debt, as the case may be, so long as such negative pledge or other such restrictions or limitations are customary for similar transactions as of the date of such financing as determined in good faith by a Responsible
Officer of the Borrower.

                  (i) Sale-Leaseback Obligations. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee for the rental or hire of real or personal property in connection with any sale and leaseback unless the sale of such property would be permitted under Section 5.02(e) and any Capitalized
Lease and any Lien arising in connection therewith are permitted by Sections
5.02(a) and 5.02(b), respectively. For the avoidance of doubt, the sale, lease, transfer, swap, exchange or other disposition of Assets in connection with a Permitted Asset Swap shall not constitute a sale and leaseback of Assets subject to this Section 5.02(i).

                  (j) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in its Fiscal Year.

                  (k) Prepayments, Etc., of Debt. Prepay, redeem, purchase, defease or otherwise satisfy or make any unscheduled payment, in each case prior to the scheduled maturity thereof in any manner, whether directly or indirectly, or make any payment in violation of any subordination terms of, any Debt, or permit any of its Subsidiaries to do any of the foregoing (other than prepay any Debt payable to the Borrower), or amend, modify or change in any manner any material term or condition of any Debt (including the Bond
Instruments and the Senior Note Indenture), other than (i) in the case of the Borrower only, for, and in connection with, the prepayment of Debt outstanding under this Agreement, (ii) in the case of any Subsidiary of the Borrower, prepayments of any Debt owed by such Subsidiary to the Borrower, (iii) in the case of the Borrower and its Subsidiaries, prepayments of Debt permitted to be outstanding under Section 5.02(b)(xvii) or any other Debt which is refinanced and prepaid with the proceeds of Permitted Refinancing Debt permitted to be incurred under Section 5.02(b), (iv) prepayments of Debt in an aggregate amount not to exceed the amount permitted to be distributed to the Parent as dividends under Section 5.02(g)(i), (v) prepayments of Debt in an aggregate amount not to exceed the Net Cash Proceeds received by the Borrower and its Subsidiaries in respect of the sale or issuance of any Equity Interests by the Borrower or its Subsidiaries (other than any such issuance or sale to the Borrower or any other
Subsidiary of the Borrower) or any sale, transfer or other disposition of Assets by the Borrower or its Subsidiaries and not otherwise applied to the prepayment of Debt outstanding under this Agreement pursuant to Section 2.06,
(vi) with respect to Debt permitted to be outstanding under Section
5.02(b)(xxiii), (vii) the redemption of the Senior Notes on the Second Draw
Date, or (viii) to the extent required to effectuate any sale, transfer or other disposition of Assets which is permitted under Section 5.02(e).

                  (l) Amendment, Etc., of Material Contracts. Cancel or terminate any Material Contract or consent to or accept any cancellation or termination thereof, or amend, amend and restate, supplement or otherwise modify any Material Contract, or give any consent, waiver or approval thereunder, waive any default under or breach of any Material Contract to the extent that any such cancellation, termination, amendment, amendment and restatement, supplement, modification, waiver, approval or consent to any thereof could reasonably be expected to have a Material Adverse Effect.

                  (m) Speculative Transactions. Engage, or permit any of its Subsidiaries to engage, in any transaction involving commodity options or futures contracts or any similar speculative transactions (including take-or-pay contracts, long term fixed price off-take contracts and contracts for the sale of power for which physical delivery is not available) unless the same (i) is consistent with the policy on Corporate Energy Risk Policy (as amended from time to time) approved by the Borrower's board of directors or
(ii) has been approved in writing by the Required Lenders.

                  (n) Capital Expenditures. Make or become legally obligated to make any Capital Expenditure, except for Capital Expenditures made (i) in the ordinary course of business not to exceed, in the aggregate for the Borrower and its Subsidiaries during each Fiscal Year set forth below, the amount set forth opposite such Fiscal Year:

                  Fiscal Year                        Amount
                  -----------                        ------
                  2004                               $120,000,000
                  2005                               $140,000,000
                  2006                               $200,000,000
                  2007                               $300,000,000
                  2008                               $250,000,000
                  2009                               $200,000,000
                  2010                               $200,000,000
                  2011                               $200,000,000

provided, however, that so long as no Event of Default has occurred and is continuing or would result from such expenditure, any portion of any amount set forth above, if not expended in the Fiscal Year for which it is permitted above, may be carried over for expenditure in the next following Fiscal Year
(and shall be deemed to be spent before the amount originally allocated to such Fiscal Year by the foregoing table) or (ii) in order to comply with Applicable
Law regarding the environment or the transmission of electricity or natural gas.

                  (o) Compliance with ERISA. (i) Terminate, or permit any ERISA
Affiliate of the Borrower to terminate, any Plan so as to result in any liability of the Borrower or any ERISA Affiliate, which could reasonably be expected to have a Material Adverse Effect, or (ii) permit to exist any Termination Event with respect to a Plan which could reasonably be expected to have a Material Adverse Effect to the extent such Termination Event is within the control of the Borrower.

                  (p) Formation of Subsidiaries. Organize or invest, or permit any Subsidiary to organize or invest, in any new Subsidiary to the extent prohibited by Section 5.02(f).

                  Section 5.03 Financial Covenants of the Borrower. The
Borrower agrees that, so long as any Advance shall remain unpaid, the Borrower will not:

                  (a) Interest Coverage Ratio. Permit the Interest Coverage
Ratio at the end of any fiscal quarter to be less than the ratio set forth for such fiscal quarter below:

                  -----------------------------------------------------------
                        Four Fiscal                     Ratio
                      Quarters Ending
                  -----------------------------------------------------------
                  September 30, 2005                   1.25:1.00
                  -----------------------------------------------------------
                  December 31, 2005                    1.50:1.00
                  -----------------------------------------------------------
                  March 31, 2006                       1.60:1.00
                  -----------------------------------------------------------
                  June 30, 2006                        1.75:1.00
                  -----------------------------------------------------------
                  September 30, 2006                   2.00:1.00
                  -----------------------------------------------------------
                  December 31, 2006                    2.00:1.00
                  -----------------------------------------------------------
                  March 31, 2007                       2.00:1.00
                  -----------------------------------------------------------
                  June 30, 2007                        2.00:1.00
                  -----------------------------------------------------------
                  September 30, 2007                   2.00:1.00
                  -----------------------------------------------------------
                  December 31, 2007                    2.00:1.00
                  -----------------------------------------------------------
                  March 31, 2008                       2.20:1.00
                  -----------------------------------------------------------
                  June 30, 2008                        2.30:1.00
                  -----------------------------------------------------------
                  September 30, 2008                   2.40:1.00
                  -----------------------------------------------------------
                  December 31, 2008                    2.40:1.00
                  -----------------------------------------------------------
                  March 31, 2009                       2.40:1.00
                  -----------------------------------------------------------
                  June 30, 2009                        2.40:1.00
                  -----------------------------------------------------------
                  September 30, 2009                   2.40:1.00
                  -----------------------------------------------------------
                  December 31, 2009                    2.40:1.00
                  -----------------------------------------------------------
                  March 31, 2010                       2.40:1.00
                  -----------------------------------------------------------
                  June 30, 2010                        2.40:1.00
                  -----------------------------------------------------------
                  September 30, 2010                   2.40:1.00
                  -----------------------------------------------------------
                  December 31, 2010                    2.40:1.00
                  -----------------------------------------------------------


                  (b) Leverage Ratio. Permit the Leverage Ratio as of any fiscal quarter to be greater than the ratio set forth below for each fiscal quarter set forth below:

                  -----------------------------------------------------------
                                Four Fiscal                        Ratio
                              Quarters Ending
                  -----------------------------------------------------------
                  September 30, 2005                   9.00:1.00
                  -----------------------------------------------------------
                  December 31, 2005                    8.75:1.00
                  -----------------------------------------------------------
                  March 31, 2006                       8.00:1.00
                  -----------------------------------------------------------
                  June 30, 2006                        7.50:1.00
                  -----------------------------------------------------------
                  September 30, 2006                   7.25:1.00
                  -----------------------------------------------------------
                  December 31, 2006                    7.00:1.00
                  -----------------------------------------------------------
                  March 31, 2007                       6.75:1.00
                  -----------------------------------------------------------
                  June 30, 2007                        6.75:1.00
                  -----------------------------------------------------------
                  September 30, 2007                   6.75:1.00
                  -----------------------------------------------------------
                  December 31, 2007                    6.50:1.00
                  -----------------------------------------------------------
                  March 31, 2008                       6.25:1.00
                  -----------------------------------------------------------
                  June 30, 2008                        6.00:1.00
                  -----------------------------------------------------------
                  September 30, 2008                   5.75:1.00
                  -----------------------------------------------------------
                  December 31, 2008                    5.75:1.00
                  -----------------------------------------------------------
                  March 31, 2009                       5.75:1.00
                  -----------------------------------------------------------
                  June 30, 2009                        5.75:1.00
                  -----------------------------------------------------------
                  September 30, 2009                   5.75:1.00
                  -----------------------------------------------------------
                  December 31, 2009                    5.75:1.00
                  -----------------------------------------------------------
                  March 31, 2010                       5.75:1.00
                  -----------------------------------------------------------
                  June 30, 2010                        5.75:1.00
                  -----------------------------------------------------------
                  September 30, 2010                   5.75:1.00
                  -----------------------------------------------------------
                  December 31, 2010                    5.75:1.00
                  -----------------------------------------------------------

                  Section 5.04 Reporting Covenants of the Borrower. The
Borrower covenants and agrees that so long as any Advances shall remain unpaid, the Borrower will furnish to the Administrative Agent and each of the Lenders
(it being understood that delivery to the Administrative Agent for posting by the Administrative Agent of each of the following items on a electronic website shall constitute delivery to each Lender by the Borrower and the Administrative
Agent hereby agrees to post on an electronic website or otherwise distribute to the Lenders any such item delivered by the Borrower to the Administrative
Agent):

                  (a) Default Notices. As soon as possible and in any event within five Business Days after any Responsible Officer of the Borrower becomes aware of the occurrence of each Default or any event, development or occurrence reasonably likely to have a Material Adverse Effect, in each case, continuing on the date of such statement, a statement of a Responsible Officer of the Borrower setting forth the details of such Default or event, development or occurrence and, in each case, the actions, if any, which the Borrower has taken and proposes to take with respect thereto.

                  (b) Annual Financials. As soon as available and in any event within 90 days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries including therein a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such Fiscal Year and Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for such Fiscal
Year, in each case accompanied by a report that is unqualified or is otherwise reasonably acceptable to the Required Lenders of PriceWaterhouseCoopers (or such other independent public accountants of recognized standing acceptable to the Required Lenders), together with, (i) a certificate of such accounting firm to the Lenders stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, nothing has come to such accounting firm's attention that would cause it to believe that the Borrower has failed to comply with the covenants set forth in
Section 5.03, (ii) a schedule in form satisfactory to the Administrative Agent of the computations prepared by the Borrower and used by such accounting firm in determining, as to the fourth quarter of such Fiscal Year, compliance with the covenants contained in Section 5.03, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP as in effect as of the Closing Date) and (iii) a certificate of the Chief Financial Officer of the Borrower stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto.

                  (c) Quarterly Financials. As soon as available and in any event within 60 days after the end of each of the first three quarters of each Fiscal Year, a Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding date or period of the preceding
Fiscal Year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments) by the Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.03, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with
Section 5.03, a statement of reconciliation conforming such financial statements to GAAP as in effect as of the Closing Date.

                  (d) Budget. As soon as available, but in no event later than 30 days after the commencement of each Fiscal Year, forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Administrative Agent, of consolidated balance sheets, income statements and cash flow statements of the Borrower and its Subsidiaries on a quarterly basis for such Fiscal Year setting forth the assumptions used for purposes of preparing the budget and promptly when available, any significant revisions to such budget.

                  (e) Litigation. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any Governmental Authority, domestic or foreign, affecting the Borrower or any of its Subsidiaries of the type described in Section 4.01(f), and promptly after the occurrence thereof, notice of any change in respect of the Disclosed
Litigation described on Schedule 4.01(f) which could reasonably be expected to have a Material Adverse Effect.

                  (f) ERISA. (i) Promptly and in any event within 20 days after
(A) the Borrower or any of its Subsidiaries or any ERISA Affiliate knows that any ERISA Event has occurred, a statement of the Borrower describing such ERISA
Event and (B) the date of any material correspondence between the Borrower or any of its Subsidiaries or any ERISA Affiliate and the PBGC, a copy of such material correspondence.

                  (ii) Promptly and in any event within three Business Days after receipt thereof by the Borrower or any of its Subsidiaries or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan.

                  (iii) Promptly upon the written request of the Administrative
         Agent, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed with the Internal Revenue Service from time to time with respect to each Plan.

                  (iv) Promptly and in any event within 30 days after receipt thereof by the Borrower or any of its Subsidiaries or any ERISA
         Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (A) the imposition of Withdrawal Liability by any such Multiemployer Plan, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or
         (C) the amount of liability incurred, or that may be incurred, by the Borrower or such Subsidiary or any ERISA Affiliate in connection with any event described in clause (A) or (B).

                  (g) Environmental Conditions. Promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by the Borrower or any of its Subsidiaries with any Environmental
Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any property described in the Mortgages to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law, except where the failure to do so could reasonably be expected to have a Material Adverse Effect.

                  (h) Real Property. Within 45 days after the end of each fiscal quarter, a report supplementing Schedules 4.01(p) and 4.01(q), identifying all Material Property disposed of by the Borrower or any of its Subsidiaries during such fiscal quarter, a list and description (including the street address, county or other relevant jurisdiction, state, record owner, book value thereof and, in the case of leases of property, lessor, lessee, expiration date and annual rental cost thereof) of all Material Property acquired or leased during such fiscal quarter ("Acquired Material Property") and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete in respect of such Acquired Material Property.

                  (i) Insurance. (i) As soon as available and in any event within 30 days after the end of each Fiscal Year, a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for the Borrower and its Subsidiaries and containing such additional information as any Lender may reasonably specify.

                  (ii) Promptly after the occurrence thereof, notice to the Administrative Agent of the occurrence of any Recovery Event and the completion of any restoration and replacement work contemplated by any plan delivered pursuant to Section 2.06(b)(ii)(D)(2).

                  (j) Other Information. (i) Promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (ii) Promptly after receipt thereof by the Borrower or any of its Subsidiaries, a copy of any "management letter" received by such Person from its certified public accountants and the management's response thereto;

                  (iii) No later than one day prior to the anticipated receipt by the Borrower or any Subsidiary of the Borrower of Net Cash Proceeds from (A) any sale or other disposition of any Asset of the Borrower or such Subsidiary, the proceeds of which are expected to be greater than $10,000,000 individually or in the aggregate in any given Fiscal Year or (B) the issuance of any Debt or Equity Interests, the proceeds of which are, in either case, required to be applied to prepay the Advances in accordance with Sections 2.03 and 2.05 of the Security
         Agreement or Section 2.06(c), as the case may be, a certificate of a Responsible Officer of the Borrower setting forth (1) a description of the transaction giving rise to such Net Cash Proceeds, (2) the date or dates upon which such Net Cash Proceeds are anticipated to be received by the Borrower or such Subsidiary, (3) the amount of Net Cash
         Proceeds anticipated to be received on such date or each of such dates
         (together with a schedule detailing the calculations necessary to determine the amount of Net Cash Proceeds), and (4) the amount of such Net Cash Proceeds that it is anticipated will be applied to prepay the Advances;

                  (iv) Promptly upon receipt thereof, copies of all notices, requests and other documents received by the Borrower or any of its Subsidiaries under or pursuant to any Financing Document or indenture, loan or credit or agreement in respect of any Qualifying Obligation regarding or related to any breach or default by any party thereto that could reasonably be expected to have a Material Adverse Effect or any other event that reasonably be expected to have a Material Adverse
         Effect and copies of any amendment, modification or waiver of any provision of any such Financing Document or indenture, loan or credit or agreement; and

                  (v) Such other information respecting the business or properties, or the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Administrative Agent or any Lender acting through the Administrative Agent may from time to time reasonably request.

                  (k) Emissions Credits. If at any time during any Fiscal Year, the Net Cash Proceeds received from the sale, transfer or other disposition of Emissions Credits by the Borrower and its Subsidiaries for such Fiscal Year exceeds $10,000,000, promptly but in any event within 45 days after the end of each remaining fiscal quarter for such Fiscal Year, a report summarizing each sale, transfer or other disposition of Emissions Credits during such fiscal quarter, including the amount, a description of the consideration received and the Net Cash Proceeds (if any) received in respect of each such sale, transfer or other disposition.


                                  ARTICLE VI
                               EVENTS OF DEFAULT

                  Section 6.01 Events of Default. Each of the following events, conditions or occurrences shall be an "Event of Default":

                  (a) the Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Advance, or (ii) within three Business Days after the same becomes due, any interest on any Advance or any fee or other amount due hereunder or under any other
Financing Document; or

                  (b) any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan
Party herein, in any other Financing Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

                  (c) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in any of Section 5.01(f), 5.01(s), 5.02 (other than 5.02(m)), 5.03 or 5.04(a) of this Agreement; or

                  (d) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(o) or 5.01(p) in connection with a Permitted Asset Swap and such failure shall remain unremedied for five days after the date on which a Responsible Officer of the Borrower becomes aware of such failure; or

                  (e) any Loan Party shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(j), 5.01(k), 5.01(o) (other than in connection with a Permitted Asset Swap), 5.01(p) (other than in connection with a Permitted Asset Swap), 5.02(m) or 5.04 (other than Section
5.04(a)) and such failure shall remain unremedied for 30 days after the date on which a Responsible Officer of the Borrower becomes aware of such failure;
provided that with respect to Section 5.04(j)(iii) no Event of Default shall have occurred as a result of the failure to deliver the notice contemplated thereby if the Borrower has made any prepayment required to be made in connection with the related transaction; or

                  (f) any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 6.01(a), 6.01(c), 6.01(d) or 6.01(e) above) contained in any Financing Document on its part to be performed or observed and such failure shall remain unremedied for 60 days after the date on which a Responsible Officer of the Borrower becomes aware of such failure;
or

                  (g) (i) any Loan Party or any Subsidiary (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Debt (other than Debt under the Financing Documents or Debt which is subject to Contest) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) or with respect to any Hedge Agreement with an Agreement
Value of more than $25,000,000 either individually or in the aggregate or (B) fails to observe or perform any other agreement or condition relating to any such Debt or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, (A) such Debt to be demanded, become due, be repurchased, prepaid, defeased or redeemed
(automatically or otherwise), (B) an offer to repurchase, prepay, defease or redeem such Debt to be made, prior to its stated maturity, or (C) cash collateral in respect thereof to be demanded; or (ii) there occurs under any Hedge Agreement an Early Termination Date (as defined in such Hedge Agreement) resulting from (A) any event of default under such Hedge Agreement as to which the Borrower or any Subsidiary is the Defaulting Party (as defined in such Hedge Agreement) or (B) any Termination Event (as so defined) under such Hedge
Agreement as to which the Borrower or any Subsidiary is an Affected Party (as defined in such Hedge Agreement) and, in either event, the termination value owed by the Loan Party or such Subsidiary as a result thereof is greater than $25,000,000 either individually or in the aggregate; or

                  (h) any Insolvency Proceeding shall occur with respect to the Borrower or any of its Subsidiaries; or

                  (i) there is entered against the Borrower or any of its Subsidiaries (i) a final judgment or order for the payment of money in an amount exceeding $40,000,000 either individually or in the aggregate other than in respect of the Merrill Lynch Litigation (to the extent not covered by independent third-party insurance by an insurer that is rated at least "A" by A.M. Best Company and such coverage is not the subject of a bona fide dispute), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material
Adverse Effect and, in the case of (i) or (ii), (A) enforcement proceedings are commenced by any creditor upon such judgment or order and such proceedings are not stayed within 10 Business Days, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

                  (j) there occurs any Change of Control; or

                  (k) any Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create solely for the benefit of the Secured Parties (or the enforceability thereof shall be contested by any Loan Party) with respect to any portion of the Group Assets, a valid and, but for the giving of notices of Liens thereunder to Persons other than Affiliates of the Borrower, perfected Lien on and security interest in such Collateral with the applicable priority set forth in the Security
Agreement and in the case of any invalidity or non-perfection of any such Lien with respect to an immaterial portion of the Collateral as a result of administrative or ministerial errors, such occurrence shall remain unremedied for 60 days after the earlier of the date on which (A) a Responsible Officer of the Borrower becomes aware of such failure or (B) written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

                  (l) any material provision of any Financing Document shall be canceled, terminated, declared to be null and void or shall otherwise cease to be valid and binding on any Loan Party that is a party thereto, in each case, as determined in a final, non-appealable judgment of a court of competent jurisdiction, or any Loan Party shall deny in writing any further liability or obligation under any provision of any Financing Document; provided, however, that the foregoing provisions of this clause (k) shall not apply to any Financing Document that is canceled, terminated, declared to be null and void or which ceases to be valid or binding on the Borrower in accordance with its terms or by agreement of the requisite parties thereto; or (m) as a result of or in connection with an ERISA Event with respect to a Plan, the Borrower or any Subsidiary or any ERISA Affiliate has incurred or is reasonably expected to incur liability in an amount exceeding, in the aggregate with any amounts applicable under clauses (m) and (n) of this Section 6.01, $25,000,000; or

                  (n) the Borrower or any of its Subsidiaries or any ERISA
Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and the ERISA Affiliates as Withdrawal
Liability (determined as of the date of such notification), exceeds, in the aggregate with any amounts applicable under clauses (l) and (n) of this Section
6.01, $25,000,000, or requires payments exceeding $25,000,000 per annum; or

                  (o) the Borrower or any of its Subsidiaries or any ERISA
Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and the ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding, in the aggregate with any amounts applicable under clauses (l) and (m) of this Section 6.01, $25,000,000; or

                  (p) any Loan Party shall at any time deliver or cause to be delivered to the Collateral Agent without prior written consent of the Collateral Agent a notice pursuant to 42 Pa. C.S.A. ss. 8143 electing to limit the indebtedness secured by any Mortgage to which such Loan Party is a party.

                  Section 6.02 Actions Following an Event of Default. Each
Lender hereby agrees to give prompt notice to the Administrative Agent of the occurrence of any Event of Default of which it has knowledge. At any time after the Administrative Agent has received such a notice of an Event of Default, the Administrative Agent shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, (a) declare all or any part of the Commitment and the Incremental Commitment offered pursuant to Section 2.14 and the obligation of the Lenders to make Advances pursuant thereto to be terminated, whereupon the same shall forthwith terminate, and (b) declare all or any part of the Advances, all interest thereon and all other amounts payable under this Agreement and the Financing Documents owing to the Lenders to be forthwith due and payable, whereupon such Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that upon the occurrence of any Event of Default described in Section 6.01(h) with respect to the Borrower,
(A) all Commitments of each Lender and all Incremental Commitments of each Lender outstanding pursuant to Section 2.14 shall automatically be terminated and (B) all Advances, all interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                  Section 6.03 Default Interest. At such time as any Event of
Default has occurred and is continuing, each Lender shall apply the post-default interest rate provided in Section 2.07(b) to any amount overdue
(whether in accordance with the original amortization schedule, as a result of acceleration or otherwise).


                                  ARTICLE VII
                            REMEDIES AND ENFORCEMENT

                  Section 7.01 Procedures Following an Event of Default Prior to the Second Draw Date. (a) At any time after the Administrative Agent has received a notice of the occurrence of any Event of Default, the Administrative
Agent shall service a notice (a "Notice of Default") on each Lender which (i) specifies the Decision Period within which instructions referred to in clause
(iii) below are to be provided to it, (ii) describes the Event of Default, and
(iii) requests instructions from the Required Lenders within such Decision
Period as to (A) whether or not such Event of Default should be waived or (B) whether any amendment should be made to one or more of the Financing Documents in order to cure or effectively waive such Event of Default, in which case:

                  (1) subject to Section 9.01, if the Required Lenders vote to waive such Event of Default or enter into such an amendment, no Lender shall be entitled (I) to accelerate any of the Senior Debt Obligations owed to it or to terminate any of its Commitment or any Incremental
         Commitment outstanding pursuant to Section 2.14 as a consequence of the occurrence and continuance of such Event of Default or (II) to exercise or enforce, or to instruct the Collateral Agent to exercise or enforce, any right or remedy under the Financing Documents or under Applicable Law in connection with such Event of Default; provided that nothing herein shall bar the exercise of rights or enforcement of remedies in accordance with the Financing Documents in respect of any other Event of Default which is not expressly waived by the Required
         Lenders pursuant to this Section 7.01; or

                  (2) if the Required Lenders decide not to waive such Event of Default or not to enter into such amendment, as the case may be, and decide to declare that such Event of Default has occurred for purposes of taking action under the Security Agreement, the Required Lenders shall, acting through the Administrative Agent, provide (I) written notice to the Administrative Agent authorizing it to deliver a notice of default (a "Notice of Bank Facility Default") with respect to such Event of Default to the Collateral Agent in accordance with Section
         6.02(a) of the Security Agreement and (II) to the extent that the Required Lenders have decided to accelerate the Advances and terminate all commitments to make any loans as a consequence of the occurrence of such Event of Default, a written notice to the Collateral Agent and the Borrower indicating that the outstanding amount of the Advances has been so accelerated and all such commitments terminated (an
         "Acceleration Notice"), or

                  (3) if, prior to the termination of the Decision Period, the Required Lenders neither vote to waive such Event of Default or enter into such an amendment nor decide to enforce such rights and remedies, the Administrative Agent shall promptly provide written notice (a
         "Deadlock Notice") of such event to the Lenders and shall seek instructions from the Required Lenders as to whether it should deliver a Notice of Bank Facility Default or Acceleration Notice with respect to the occurrence of such Event of Default.

                  (b) If, prior to the termination of the Decision Period, the Required Lenders neither vote to waive any Event of Default or enter into amendments of one or more of the Financing Documents nor decide to enforce such rights and remedies, then during the period (the "Waiting Period") from the date of delivery pursuant to Section 7.01(a)(3) of any Deadlock Notice with respect to such Event of Default to the date of receipt by the Administrative
Agent of instructions from the Required Lenders to deliver a Notice of Bank
Facility Default, no Lender shall be entitled to (i) exercise or enforce any right or remedy in connection with such Event of Default (including (A) any acceleration of the Senior Debt Obligations owed to it or the termination of its Commitment or outstanding Incremental Commitment, if any, made pursuant to
Section 2.14 and (B) the remedies specified in Article VI of the Security
Agreement); or (ii) instruct the Collateral Agent to exercise or enforce any right or remedy against or in respect of the Collateral or otherwise in connection with such Event of Default); provided that nothing contained herein shall limit the rights of the Required Lenders to instruct in writing the Collateral Agent to make, or to immediately cease making, any applications from any Pledged Accounts, or the obligation of the Collateral Agent to comply with such instructions, in each case to the extent consistent with the Financing
Documents.

                  (c) With respect to any applicable Event of Default, the Waiting Period shall automatically end, and a Notice of Bank Facility Default shall be effective, upon the agreement of the Required Lenders.

                  (d) Nothing in Section 7.01(b) shall be construed to restrict the right of the Required Lenders, at any time prior to the end of the Waiting
Period or thereafter, to elect to waive any Event of Default or, subject to
Section 9.01, agree to any amendment of one or more of the Financing Documents in order to cure such Event of Default in accordance with Section 7.01(c) and the terms of the Security Agreement.

                  (e) In the event that an Acceleration Notice has been authorized by the Required Lenders, each Lender shall terminate its outstanding
Commitment and Incremental Commitment and accelerate its Advances at any time on or after the Business Day following delivery of such Acceleration Notice to the Collateral Agent.

                  (f) Notwithstanding the foregoing, the procedure set forth in this Section 7.01 shall not apply in respect of any Event of Default occurring after the redemption of the Senior Secured Notes and the amendment and restatement of the Security Agreement on the Second Draw Date.


                                 ARTICLE VIII
                                   THE AGENTS

                  Section 8.01 Authorization and Action. (a) Each Lender hereby appoints and authorizes the Administrative Agent to (i) take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Financing Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto and (ii) to take such actions under the Security Agreement on behalf of the Lenders as provided therein. As to any matters not expressly provided for by the Financing
Documents (including enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower or any other
Person pursuant to the terms of this Agreement or any other Financing Document.

                  (b) Each Lender hereby appoints and authorizes each of the Collateral Agent and, solely with respect to the period ending on the Second
Draw Date, the Intercreditor Agent to take such action as agent on its behalf in accordance with the provisions of Article VII of the Security Agreement and agrees to be bound by the provisions of Section 7.17 of the Security Agreement.

                  Section 8.02 Reliance. Neither any Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Financing
Documents, except for its or their own gross negligence or willful misconduct.
Without limitation of the generality of the foregoing: (a) the Administrative
Agent may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible
Assignee, as assignee, as provided in Section 9.07; (b) each Agent may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected in good faith by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) each Agent makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations
(whether written or oral) made in or in connection with the Financing
Documents; (d) each Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Financing Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (e) each Agent shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Financing Document or any other instrument or document furnished pursuant thereto; and (f) each Agent shall incur no liability under or in respect of any Financing Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

                  Section 8.03 CNAI, CGMI, BofA, CSCI, Citibank and Affiliates.
With respect to its commitments, if any, to make loans pursuant to its Commitment or Incremental Commitment, if any, the Advances made by it and the Notes issued to it, CNAI, CGMI, BofA, CSCI and Citibank shall have the same rights and powers under the Financing Documents as any other Lender and may exercise the same as though it were not an Agent or Arranger Party, as the case may be; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include each of CNAI, CGMI, BofA, CSCI and Citibank in its individual capacity. CNAI, CGMI, BofA, CSCI, Citibank and their respective affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower or any of its Subsidiaries, the Parent, any of its Subsidiaries and any Person that may do business with or own securities of the Borrower or any of its Subsidiaries, the Parent, or any such Subsidiary, all as if CNAI, CGMI, BofA, CSCI and Citibank were not an Agent or Arranger Party, as the case may be, and without any duty to account therefor to the Lenders.

                  Section 8.04 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other
Lender and based on the financial statements referred to in Sections 3.01 and
5.04 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Financing Documents to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other
Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Financing Documents to which it is a party.

                  Section 8.05 Indemnification. (a) Each Lender severally agrees to indemnify the Agents and the Arranger Parties (in each case to the extent not promptly reimbursed by the Borrower) from and against such Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Agent or Arranger Party, as the case may be, in any way relating to or arising out of the Financing Documents or any action taken or omitted by any Agent or Arranger Party under the Financing
Documents (collectively, the "Indemnified Costs"); provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting directly and primarily from such Agent's or such Arranger Party's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Lender agrees to reimburse each Agent and each Arranger Party promptly upon demand for its ratable share of any costs and expenses (including fees and expenses of counsel) payable by the Borrower under Section 9.04, to the extent that such Agent or such Arranger Party is not promptly reimbursed for such costs and expenses by the Borrower. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section
8.05 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person.

                  (b) For purposes of this Section 8.05, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the principal amount of the Advances outstanding at such time and owing to the Lenders. The failure of any Lender to reimburse any Agent or any Arranger Party promptly upon demand for its ratable share of any amount required to be paid by the Lenders to such Agent or such Arranger Party as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent or such Arranger Party for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent or such Arranger Party for such other Lender's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 8.05 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Financing
Documents.

                  Section 8.06 Successor Administrative Agent. The
Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative
Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative
Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring
Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Financing Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent shall have become effective, the provisions of this
Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Financing Documents.

                  Section 8.07 Liability. No Agent shall be liable for any error of judgment or for any act done or omitted to be done by it in good faith or for any mistake of fact or law, or for anything it may do or refrain from doing, except to the extent that any such liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from its gross negligence or willful misconduct.

                  Section 8.08 Compensation of Agents. Each Agent shall be entitled to reasonable compensation as may be agreed from time to time between the Borrower and such Agent, for all services rendered under this Agreement and the other Financing Documents to which it is a party and such compensation, together with reimbursement of such Agent in its individual capacity (and its agency capacity) for its advances, disbursements and reasonable expenses in connection with the performance of the trust and activities provided for herein
(including the reasonable fees and expenses of its agents and of counsel, accountants and other experts), shall be paid in full by the Borrower promptly following demand from such Agent, from time to time as services are rendered and expenses are incurred. All such payments made by the Borrower to any Agent, shall be made free and clear of all present and future income, stamp or other taxes, levies and withholdings imposed, assessed, levied or collected by the government of the United States of America or any political subdivision or taxing authority thereof. Except as otherwise expressly provided herein, no Lender shall have any liability for any fees, expenses or disbursements of any Agent. Upon its resignation or removal, each Agent shall be entitled to the prompt payment by the Borrower of its compensation and indemnification for the services rendered under this Agreement and the other Financing Documents to which it is a party, and to reimbursement of all reasonable out-of-pocket expenses up to the date of resignation or removal (including the reasonable fees and expenses of counsel, if any) incurred in connection with the performance of such services. The agreements in this Section 8.08 shall survive any resignation or removal of any Agent and the termination of the other provisions of this Agreement.

                  Section 8.09 Exculpatory Provisions. No Agent makes any representation as to the value or condition of the security interests created under the Collateral Documents or any part thereof, or as to the title of any Loan Party or as to the rights and interests granted or the security afforded by this Agreement or any other Financing Document, or as to the validity, execution (except by itself), enforceability, legality or sufficiency of this Agreement, any other Financing Document or the Obligations secured under the Collateral Documents, and no Agent (in its individual and agency capacities) shall incur any liability or responsibility in respect of any such matters.

                  Section 8.10 Treatment of Lenders. Each of the Agents may treat the Lenders as the holders of Senior Debt Obligations and as the absolute owners thereof for all purposes under this Agreement and the other Financing
Documents unless such Agent shall receive notice to the contrary from such Lender or the Administrative Agent.

                  Section 8.11 Miscellaneous. (a) Instructions. The
Administrative Agent shall have the right at any time to seek instructions concerning the administration of its duties and obligations hereunder or any other Financing Documents from the Lenders or any court of competent jurisdiction. In the event there is any disagreement between the other parties to this Agreement and the terms of this Agreement or any other applicable
Financing Document do not unambiguously mandate the action any Agent is to take or not to take in connection therewith under the circumstances then existing, or any Agent is in doubt as to what action it is required to take or not to take, (i) such Agent (if it is not the Administrative Agent) shall be entitled to refrain from taking any action until directed otherwise in writing by a request signed jointly by the Required Lenders or by order of a court of competent jurisdiction, and (ii) if such Agent is the Administrative Agent
(other than with respect to Section 7.01), it shall be entitled to refrain from taking any action until directed otherwise in writing by a request signed jointly by the Required Lenders or by order of a court of competent jurisdiction.

                  (b) No Obligation. None of the provisions of this Agreement or the other Financing Documents shall be construed to require any Agent to expend or risk its own funds or otherwise to incur any personal financial liability in the performance of any of its duties hereunder or thereunder. No
Agent shall be under any obligation to exercise any of the rights or powers vested in it by this Agreement or the other Financing Documents, at the request or direction of the Borrower, any other Loan Party or any other Agent or any Lender, (i) if any action it has been requested or directed to take would be contrary to Applicable Law, or (ii) unless such Agent shall have been offered security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction (including interest thereon from the time incurred until reimbursed).

                  Section 8.12 Arranger Parties. Except as set forth in Section
8.03 and 9.12 of this Agreement, none of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "lead arranger", "syndication agent", "documentation agent" or "joint book runner" shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Financing Document other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking action hereunder.


                                  ARTICLE IX
                                 MISCELLANEOUS

                  Section 9.01 Amendments, No Waiver. (a) No amendment or
waiver of any provision of this Agreement or the Notes, nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders and, in the case of an amendment only, the Loan Parties, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by: (i) all of the Lenders, at any time (A) amend
(1) this Section 9.01, (2) the term "Required Lenders" or (3) any other provision or definition of this Agreement relating to the percentage of consents required for any amendment, waiver or consent under this Agreement,
(B) waive any condition set forth in Section 3.01 or 3.02, or (C) release all or a substantial portion of, or impair the priority of or the perfection of the security interest on, the Collateral; and (ii) all of the Lenders affected thereby, at any time (A) reduce the principal of, or rate of interest on, the
Advances or Notes or any fees or other amounts payable hereunder or extend or postpone any date scheduled for any payment required to be made hereunder
(including pursuant to Section 2.05, 2.06 or 2.07) or under the Security
Agreement, (B) extend the Maturity Date, (C) subject any Lender to any additional obligation, (D) alter any provision of this Agreement requiring the pro rata sharing of payments among the Lenders, (E) change the order of application of any payments or prepayments of Advances from the application thereof contemplated by Section 2.05 or 2.06 of this Agreement or, prior to the amendment and restatement of the Security Agreement on the Second Draw Date,
Section 2.05 of the Security Agreement, (F) modify any provision or definition of this Agreement or of Exhibit A relating to the percentage of consents required in connection with any assignment or participation of any right or obligation under this Agreement, (G) amend the definition of "Interest Period"
so as to allow the durations of Interest Periods to be in excess of six months without regard to the availability to all Lenders of such duration, or (H)
limit the liability of the Borrower hereunder or under any of the Notes;
provided further that that no amendment, waiver or consent shall, (i) unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the
Administrative Agent under this Agreement or the other Financing Documents,
(ii) unless in writing and signed by the Collateral Agent in addition to the
Lenders required above to take such action, affect the rights or duties of the
Collateral Agent under this Agreement or the other Financing Documents, (iii)
prior to the amendment and restatement of the Security Agreement on the Second
Draw Date, unless in writing and signed by the Intercreditor Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Intercreditor Agent under this Agreement or the other Financing
Documents or (iv) unless in writing and signed by each Granting Lender all or any part of whose Advances are being funded by an SPV at the time of such amendment, waiver or consent, in addition to the Lenders required above to take such action, be made or given with respect to Section 9.07(g). Each of the parties hereto agrees that neither the Security Agreement nor, prior to the amendment and restatement of the Security Agreement on the Second Draw Date,
any other Collateral Document shall be amended, modified or otherwise supplemented, nor shall any waiver or consent to departure therefrom be effective unless such amendment, modification, supplement or consent is effected in accordance with the terms of Section 9.02 of the Security
Agreement.

                  (b) (i) Neither the Administrative Agent nor the Collateral
Agent shall enter into any amendment or waiver of any provision of the Security
Agreement or any other Collateral Document, nor consent to any departure by any Loan Party party thereto therefrom, other than (A) to the extent that any such amendment, waiver or consent would (1) amend any provision or definition of the Security Agreement or other Collateral Document relating to the percentage of consents required for any amendment, waiver or consent under the Security
Agreement or such other Collateral Document, as the case may be, (2) release all or a substantial portion of, or impair the priority of or the perfection of the security interest in the Collateral, or (3) limit the liability of any Loan
Party under the Security Agreement or any other Collateral Document, with the written consent of each Lender, (B) to the extent that any such amendment, waiver or consent would (1) alter any provision relating to the allocation or ratable sharing of any payments to be made under the Security Agreement or any other Collateral Document or (2) at any time prior to the amendment and restatement of the Security Agreement on the Second Draw Date, change the order of application of prepayment of Advances from the application thereof contemplated by Section 2.05 of the Security Agreement, with the written consent of each Lender affected thereby, or (C) any amendment, waiver or consent as to any matter not contemplated by clauses (A) or (B), with the written consent of the Required Lenders and (ii) each Lender hereby agrees and acknowledges for the benefit of each other Lender that notwithstanding anything to the contrary in any Financing Document, its consent to any amendment, modification or waiver of any provision of the Security Agreement or any other
Collateral Document or any consent to any departure therefrom by any Loan Party party thereto is conditioned on the Administrative Agent's or the Collateral
Agent's receipt of the requisite consents set forth in the foregoing clause
(i). Notwithstanding the foregoing, (I) each Lender hereby authorizes the Administrative Agent to execute on the Closing Date on its behalf, an Accession
Agreement and the SIA Amendment and the Administrative Agent shall so execute such Accession Agreement and the SIA Amendment on the Closing Date on behalf of each Lender and (II) no consent of any Lender shall be required in connection with any amendment, modification or waiver of any provision of any Collateral
Document entered into by the Administrative Agent or the Collateral Agent solely to (aa) cure any ambiguity in any of the Collateral Documents or to correct or supplement any provision of any of the Collateral Documents which is manifestly inconsistent with any other provision of the Financing Documents;
provided that such action shall not adversely affect the interest of any Secured Party in any respect or (bb) make any change that would provide any additional benefits or rights to (but not impose any further obligations on) the Secured Parties, so long as, prior to the execution of any such amendment, modification or waiver referred to in this clause (II), the Borrower shall have delivered to the Administrative Agent and the Collateral Agent an Officer's
Certificate to the effect that such amendment, modification or waiver complies with the requirements of this clause (II). Neither the Administrative Agent nor the Collateral Agent shall incur any liability by relying upon such Officer's
Certificate, except to the extent that such reliance shall constitute gross negligence or willful misconduct.

                  (c) Except as otherwise specifically provided in this Agreement or any other Financing Document, the Lenders may amend, modify, terminate, change or waive, or consent or agree to any amendment, modification, termination, change or waiver of, any provision of any other Financing Document to which they are a party in accordance with the terms thereof.

                  Section 9.02 Notices, Etc. (a) Notices and other communications provided for hereunder or under the Credit Agreements shall be either (i) in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied or otherwise delivered or (ii) as and to the extent set forth in Section 9.02(b) and in the proviso to this Section
9.02(a), if to the Borrower or any other Loan Party, at its address at Allegheny Energy Supply Company, LLC, 800 Cabin Hill Drive, Greensburg, PA
15601, Fax: (724) 830-5151, Attention: General Counsel and Chief Financial
Officer; if to any Lender, at its Domestic Lending Office; and if to the Administrative Agent, at its address at Two Penns Way, New Castle, DE 19720;
Attention: Bank Loan Syndications Department; or, as to the Borrower or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent, provided that materials required to be delivered pursuant to Section 5.04 shall be delivered to the Administrative
Agent as specified in Section 9.02(b) or as otherwise specified to the Borrower by the Administrative Agent. All such notices and communications shall, when mailed, telecopied, telegraphed or e-mailed, be effective when deposited in the mails, telecopied, delivered to the telegraph company or confirmed by e-mail, respectively, except that notices and communications to the Administrative
Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement, the Notes or of any Exhibit hereto or thereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

                  (b) The Borrower hereby agrees that it will provide to it all information, documents and other materials that it is obligated to furnish to it pursuant to the Financing Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (ii) provides notice of any Default or Event of Default or (iii) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as "Communications"), by transmitting the Communications in an electronic/soft medium in a format acceptable to the Administrative Agent to oploanswebadmin@citigroup.com. In addition, the Borrower agrees to continue to provide the Communications to the Administrative Agent in the manner specified in the Financing Documents but only to the extent requested by the Administrative Agent.

                  (c) The Borrower further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the "Platform").

                  (d) THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE". THE
AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF
THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM
LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY
KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY,
FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR
FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT PARTIES IN
CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE
ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF ITS OFFICERS,
DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (COLLECTIVELY, "AGENT
PARTIES") HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON
OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL,
INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT,
CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY'S OR THE ADMINISTRATIVE
AGENT'S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE
EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE
JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM
SUCH AGENT PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

                  (e) The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Financing Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Financing Documents. Each Lender agrees to notify the Administrative
Agent in writing (including by electronic communication) from time to time of such Lender's e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

                  (f) Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Financing Document in any other manner specified in such Financing Document.

                  Section 9.03 No Waiver, Remedies. No failure by any Lender or any Agent to exercise, and no delay by any such Person in exercising any right, remedy, power or privilege hereunder or under any other Financing Document shall operate as a waiver thereof nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Financing
Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the other Financing Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                  Section 9.04 Indemnity and Expenses. (a) The Borrower agrees to pay within 30 days (or earlier if, and to the extent, required under Article
III) after the presentation of an invoice all reasonable third-party costs and expenses of (i) the Agents in connection with the administration of this Agreement and the other Financing Documents and the transactions contemplated hereby and thereby (but without duplication of such obligation under any other
Financing Document) and (ii) the Agents and the Arranger Parties in connection with the preparation, negotiation, execution and delivery of this Agreement, the Notes, the other Financing Documents and the other documents to be delivered hereunder or thereunder, including (A) all due diligence, syndication
(including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, consultant, audit expenses and, where appropriate, registration of all Financing Documents and (B) the reasonable fees and expenses of counsel for the Agents. The Borrower further agrees to pay on demand all costs and expenses of each Agent, each Arranger Party and each Lender, if any (including reasonable counsel fees and expenses), in connection with (1) the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes, the other Financing Documents and the other documents to be delivered hereunder or thereunder, including reasonable fees and expenses of counsel for each Agent, each Arranger Party and each Lender; (2) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of any Loan
Party; (3) the exercise or enforcement of any of the rights of any Agent, Arranger Party or Lender under any Financing Document; (4) the failure by such Loan Party to perform or observe any of the provisions hereof; and (5) any amendments, modifications, waivers or consents required or requested under the Financing Documents.

                  (b) Each Loan Party agrees to indemnify and hold harmless each Agent, each Arranger Party and each Lender and each of its Affiliates and their respective officers, directors, employees, agents, trustees, attorneys and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including in connection with any investigation, litigation or proceeding or preparation of a defense in connection therewith) or relating to
(i) execution, amendment or administration of this Agreement, the other
Financing Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Advances, or (ii) the actual or alleged presence of Hazardous Materials requiring remediation or other response pursuant to Environmental Law on any property of the Borrower or any of its Subsidiaries or any Environmental Action relating in any way to the Borrower or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted directly and primarily from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this
Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower, its directors, equityholders or creditors or an Indemnified Party or any other
Person, whether or not any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Loan
Party agrees not to assert any claim against the Administrative Agent, any Lender or any of their Affiliates, or any of their respective officers, directors, employees, agents, attorneys and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the actual or proposed use of the proceeds of the Advances, the Financing Documents or any of the transactions contemplated by the Financing Documents.

                  (c) The indemnities provided by each Loan Party pursuant to this Agreement shall survive the expiration, cancellation, termination or modification of this Agreement or the other Financing Documents, the resignation or removal of an Agent, and the provision of any subsequent or additional indemnity by any person.

                  (d) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.03, 2.06, 2.10 or 2.11, acceleration of the maturity of the Notes or for any other reason, or if the Borrower fails to make any payment or prepayment of an Advance for which a notice of prepayment has been given or that is otherwise required to be made, whether pursuant to Section 2.05 or 2.06 or otherwise, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion or such failure to pay or prepay, as the case may be, including any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Advance.

                  (e) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Financing Document, including fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Administrative Agent or any Lender, in its sole discretion.

                  Section 9.05 Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.02 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.02, the Administrative Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law (including PUHCA), to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final), other than any Pledged Account or the Controlled
Accounts, at any time held and other indebtedness at any time owing by the Administrative Agent, such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under the Financing Documents, irrespective of whether the Administrative Agent or such Lender shall have made any demand under this Agreement or such Note or Notes and although such Obligations may be unmatured. The Administrative Agent and each Lender agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender and their respective Affiliates under this Section 9.05 are in addition to other rights and remedies (including other rights of set-off) that the Administrative
Agent, such Lender and their respective Affiliates may have.

                  Section 9.06 Binding Effect. This Agreement shall become effective at such time as it shall have been executed by the Borrower and the Administrative Agent and the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

                  Section 9.07 Assignments and Participations. (a) Each Lender may and, if requested by the Borrower (following (i) a demand by such Lender for the payment of additional compensation pursuant to Section 2.11 or 2.12,
(ii) an assertion by such Lender pursuant to Section 2.10 that it is unlawful for such Lender to make Eurodollar Rate Advances or (iii) a failure by such Lender to approve any amendment or waiver pursuant to Section 9.01, provided that such amendment or waiver would otherwise have been effective but for such Lender's failure, together with the failure of any other Lender to which the Borrower has made a similar request under this clause (a), to approve such amendment or waiver, provided further that, with respect to clause (iii), such failure to approve shall have continued for a period of not less than five
Business Days following written notice by the Borrower to such Lender of such request by the Borrower) shall, assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Advances owing to it and the Notes held by it), including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations of such Lender under and in respect of and shall be made on a pro rata basis with respect to each of the Advances held by such Lender, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender, an Affiliate of any Lender or an Approved Fund or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Advances being assigned to such Eligible Assignee pursuant to such assignment
(determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000 (or such lesser amount as shall be approved by the Administrative Agent), and shall be in increments of $250,000 in excess thereof; provided that Related Funds shall be combined for purposes of determining compliance with such minimum assignment amounts, (iii) each such assignment shall be to an Eligible Assignee, (iv) no such assignments shall be permitted without the consent of the Administrative
Agent and, so long as no Default has occurred and is continuing, the Borrower
(in each case, such consent not to be unreasonably withheld), except assignments to any other Lender, an Affiliate of any Lender, any Approved Fund or to any Federal Reserve Bank and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500 (such fee to be paid by the Borrower if such assignment is being made pursuant to a request of the Borrower therefor pursuant to this Section
9.07(a)); provided that only one such fee shall be payable in the case of contemporaneous assignments to or by two or more Approved Funds; provided, further, that (I) each such assignment made as a result of a request by the Borrower pursuant to this Section 9.07(a) shall be arranged by the Borrower with the approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed, and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that, in the aggregate, cover all of the rights and obligations of the assigning Lender under this Agreement and (II) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 9.07(a) unless and until such Lender shall have received one or more payments from one or more Eligible
Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount, and from the Borrower and/or one or more Eligible Assignees in an aggregate amount equal to all other amounts payable to such Lender under this Agreement and the other
Financing Documents (including, without limitation, any amounts owing under Sections 2.11, 2.12 or 9.04).

                  (b) Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance,
(i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (ii) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than its rights under Sections 2.11, 2.12 and 9.04 to the extent any claim thereunder relates to an event arising prior to such assignment) and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (c) By executing and delivering an Assignment and Acceptance, each Lender assignor thereunder and each assignee thereunder confirm to and agree with each other and the other parties thereto and hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Financing Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Financing Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Financing Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement and each other Financing Document, together with copies of the financial statements referred to in Sections 3.01 and 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative
Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement or any other Financing Document; (v) such assignee confirms that it is an Eligible
Assignee; (vi) such assignee appoints and authorizes the Administrative Agent, the Collateral Agent and the Intercreditor Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Financing
Documents as are delegated to the Administrative Agent, the Collateral Agent and the Intercreditor Agent, respectively, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto;
and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement and the other
Financing Documents are required to be performed by it as a Lender.

                  (d) The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or the Administrative Agent or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A,
(i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and each of the Intercreditor Agent and the Collateral Agent. In the case of any assignment by a Lender, within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new
Note to the order of such Eligible Assignee in an amount equal to the principal amount of the Advances assumed by it pursuant to such Assignment and Acceptance and, if any assigning Lender has retained Advances hereunder, a new Note to the order of such assigning Lender in an amount equal to the Advances retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit C.

                  (f) Each Lender may sell participations to one or more
Persons (other than any Loan Party or any Affiliate of any Loan Party) in or to all or a portion of its rights and obligations under this Agreement in respect of the Advances owing to it and the Notes (if any) held by it; provided that any such sale shall be of a uniform and not varying percentage of all of its rights and obligations in respect of such Advances; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, each Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Financing
Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or other amounts payable hereunder, in each case to the extent subject to such participation, postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or release any material portion of the Collateral.

                  (g) Notwithstanding anything in this Agreement to the contrary (including any other provision regarding assignments, participations, transfers or novations), any Lender (a "Granting Lender") may, without the consent of any other party hereto, grant to a special purpose vehicle (whether a corporation, partnership, limited liability company, trust or otherwise, an "SPV") sponsored or managed by the Granting Lender or any Affiliate thereof, a participation in all or any part of any Advance that such Granting Lender has made pursuant to this Agreement; provided that (i) such Granting Lender's obligations under this Agreement shall remain unchanged; (ii) such Granting
Lender shall remain the holder of its Notes for all purposes under this Agreement; and (iii) the Borrower, the Administrative Agent and the other
Lenders shall continue to deal solely and directly with such Granting Lender in connection with such Granting Lender's rights and obligations under the Financing Documents. Each party hereto hereby agrees that (A) no SPV will be entitled to any rights or benefits that a Lender would not otherwise be entitled to under this Agreement or any other Financing Document; and (B) an SPV may assign its interest in any Advance under this Agreement to any Person that would constitute a Lender subject to the satisfaction of all requirements for an assignment by any Lender set forth in this Section 9.07. Notwithstanding anything in this Agreement to the contrary, the Granting Lender and any SPV may, without the consent of any other party to this Agreement, and without limiting any other rights of disclosure of the Granting Lender under this Agreement, disclose on a confidential basis any non-public information relating to its funding of its Advances to (1) (in the case of the Granting Lender) any actual or prospective SPV, (2) (in the case of an SPV) its lenders, sureties, reinsurers, guarantors or credit liquidity enhancers, (3) their respective directors, officers, and advisors, and (4) any rating agency.

                  (h) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section
9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower.

                  (i) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including the Advances owing to it and the Note or Notes held by it) to secure the obligations of such Lender, including any pledge or assignment to secure obligations to a Federal
Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  Section 9.08 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

                  Section 9.09 Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Financing Documents in the courts of any jurisdiction.

                  (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Financing Documents to which it is a party in any New York
State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  Section 9.10 Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 9.11 Waiver of Jury Trial. Each of the Borrower, the
Administrative Agent and the Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Financing Documents, the Advances or the actions of the Administrative Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

                  Section 9.12 Confidentiality. (a) Neither any Agent, any
Arranger Party nor any Lender may, without the prior written consent of the Borrower, disclose to any Person (i) any confidential, proprietary or non-public information of the Borrower furnished to the Agents, the Arranger
Parties or the Lenders by the Borrower (such information being referred to collectively herein as the "Confidential Information") or (ii) the fact that the Confidential Information has been made available or any of the terms, conditions or other facts with respect to the Confidential Information, in each case except as permitted by Section 9.07 or this Section 9.12 and except that each of the Agents, each of the Arranger Parties and each of the Lenders may disclose Confidential Information (i) to its and its Affiliates' employees, officers, directors, agents and advisors (collectively, "Representatives") who need to know the Confidential Information for the purpose of administering or enforcing its rights under this Agreement and the other Financing Documents and the transactions contemplated hereby and thereby or for the discharge of their duties (it being understood that the Representatives to whom such disclosure is made will be informed of the confidential nature of such Confidential
Information and instructed to keep such Confidential Information confidential on substantially the same terms as provided herein), (ii) to the extent requested by any regulatory authority having jurisdiction over it or to the extent necessary for purposes of enforcing this Agreement or any other
Financing Document, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or under any other Financing Document or any suit, action or proceeding relating to this Agreement or any other Financing Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 9.12, to any pledgee or assignee of or participant in, or any prospective assignee or pledgee of or participant in, any of its rights or obligations under this Agreement including in the case of any securitization or collateralization of, or other similar transaction relating to the rights and obligations of any Lender or Lenders hereunder, disclosure to any necessary Person in connection with such securitization, collateralization or other transaction (including any funding vehicle organized to undertake or effectuate such securitization, collateralization or other transaction, its lenders, sureties, reinsurers, swap counterparties, guarantors or credit liquidity enhancers, their respective directors, officers, and advisors, and any rating agency) so long as the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and such Persons have agreed in writing
(or with respect to any rating agency, in writing or otherwise) to keep such Confidential Information confidential on substantially the same terms as provided herein, (vii) to the extent such Confidential Information (A) is or becomes generally available to the public on a non-confidential basis other than as a result of a breach of this Section 9.12 by such Agent, such Arranger
Party or such Lender, or (B) is or becomes available to such Agent, such Arranger Party or such Lender on a nonconfidential basis from a source other than the Borrower and (viii) with the consent of the Borrower.

                  (b) Neither any Agent, any Arranger Party nor any Lender shall, without the prior written consent of the Borrower, use, either directly or indirectly, any of the Confidential Information except in connection with this Agreement and the other Financing Documents and the transactions contemplated hereby and thereby.

                  (c) Notwithstanding the foregoing, any of the parties hereto may disclose to any and all persons, without limitation of any kind, the U.S.
tax treatment and U.S. tax structure of the transactions contemplated by this Agreement and the other Financing Documents and all materials of any kind
(including opinions or other tax analyses) that are provided to such parties relating to such U.S. tax treatment and U.S. tax structure.

                  (d) In the event that any Agent, any Arranger Party or any Lender becomes legally compelled to disclose any of the Confidential
Information otherwise than as contemplated by Section 9.12(a), such Agent, such Arranger Party or such Lender shall provide the Borrower with notice of such event promptly upon its obtaining knowledge thereof (provided that it is not otherwise prohibited by Applicable Law from giving such notice) so that the Borrower may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, such Agent, such Arranger Party or such Lender shall furnish only that portion of the Confidential Information that it is legally required to furnish and shall cooperate with the Borrower's counsel to enable the Borrower to obtain a protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

                  (e) In the event of any breach of this Section 9.12, the Borrower shall be entitled to equitable relief (including injunction and specific performance) in addition to all other remedies available to it at law or in equity.

                  (f) Neither any Agent, any Arranger Party nor any Lender shall make any public announcement, advertisement, statement or communication regarding the Borrower, its Affiliates (insofar as such announcement, advertisement, statement or communication relates to the Borrower or the transactions contemplated hereby) or this Agreement or the transactions contemplated hereby without the prior consent of the Borrower (such consent not to be unreasonably withheld or delayed).

                  (g) The obligations of each Agent, each Arranger Party and each Lender under this Section 9.12 shall survive for a period of one year following the termination or expiration of this Agreement.

                  Section 9.13 Benefits of Agreement. Nothing in this Agreement or any other Financing Document, express or implied, shall give to any Person, other than the parties hereto, each Indemnified Party and each of their successors and permitted assigns under this Agreement or any other Financing
Document, any benefit or any legal or equitable right or remedy under this Agreement; provided that each Indemnified Party and its successors and assigns shall not have any benefit or any legal or equitable right or remedy under this Agreement other than as provided by Section 9.04(b).

                  Section 9.14 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, then to the extent permitted by law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 9.15 Limitations. (a) The obligations, liabilities or responsibilities of any party hereunder shall be limited to those obligations, liabilities or responsibilities expressly set forth and attributed to such party pursuant to this Agreement or otherwise applicable under Applicable Law.

                  (b) In no event shall any Indemnified Party be liable for, and each Loan Party hereby agrees not to assert any claim against any Indemnified Party, on any theory of liability, for consequential, incidental, indirect, punitive or special damages arising out of or otherwise relating to the Notes, this Agreement, the other Financing Documents, any of the transactions contemplated herein or therein or the actual or proposed use of the proceeds of the Advances.

                  Section 9.16 Survival. Notwithstanding anything in this
Agreement to the contrary, Sections 8.05, 8.08, 8.12, 9.04, 9.09, 9.10, 9.11,
9.12, 9.15 and 9.16 shall survive any termination of this Agreement. In addition, each representation and warranty made or deemed to be made hereunder shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any Advance or making any payment pursuant thereto, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Advance was made.

                  Section 9.17 USA Patriot Act Notice. Each Lender and the
Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act
(Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

                  IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                      ALLEGHENY ENERGY SUPPLY COMPANY, LLC,
                                      as Borrower


                                           By: /s/ Suzanne C. Lewis
                                               ---------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer


                                      ALLEGHENY ENERGY SUPPLY CAPITAL, LLC,
                                      as Loan Party


                                           By:  /s/ Richard G. Gilmore
                                                ----------------------
                                           Name:  Richard G. Gilmore
                                           Title: President


                                      ALLEGHENY ENERGY SUPPLY DEVELOPMENT
                                      SERVICES, LLC, as Loan Party


                                           By:  /s/ Suzanne C. Lewis
                                                --------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer

                                      ACADIA BAY ENERGY COMPANY, LLC,
                                      as Loan Party

                                           By:  /s/ Suzanne C. Lewis
                                                --------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer



                                      BUCHANAN ENERGY COMPANY OF VIRGINIA, LLC, as Loan Party


                                           By:  /s/ Suzanne C. Lewis
                                                --------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer


                                      LAKE ACQUISITION COMPANY, L.L.C.,
                                      as Loan Party

                                           By:  /s/ Suzanne C. Lewis
                                                --------------------
                                           Name:  Suzanne C. Lewis
                                           Title: Treasurer

                                      CITICORP NORTH AMERICA, INC., as Lender
                                      and Administrative Agent

                                           By:  /s/ Caesar W. Wyszominski
                                                --------------------
                                           Name:  Caesar W. Wyszominski
                                           Title: Vice President

                                      CITIBANK, N.A., as Intercreditor Agent

                                           By:  /s/ Caesar W. Wyszominski
                                                --------------------
                                           Name:  Caesar W. Wyszominski
                                           Title: Vice President

                                      CITIBANK, N.A., as Collateral Agent

                                           By:  /s/ Fernando Moreya
                                                --------------------
                                           Name:  Fernando Moreya
                                           Title: Assistant Vice President